UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Novelis Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common shares, no par value

(2)	Aggregate number of securities to which transaction applies:

75,191,430 common shares, including 2,179,838 common shares reserved for issuance upon the exercise of options with exercise prices below $44.93 per share.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based upon the sum of (a) 75,191,430 common shares outstanding multiplied by $44.93 per share; (b) 2,179,838 common shares subject to outstanding options with exercise prices below $44.93, multiplied by $21.7647 per share (which is the excess of $44.93 over the weighted average exercise price per share); (c) $7,393,146 to be paid upon cancellation of stock appreciation rights; (d) $6,931,342 to be paid upon cancellation of stock price appreciation units; (e) $8,105,372 to be paid upon cancellation of performance share units; and (f) $5,033,901 to be paid upon cancellation of deferred share units. In accordance with Section 14(g)(1)(A) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0000307 by the sum of the amounts calculated pursuant to clauses (a), (b), (c), (d), (e) and (f) of the preceding sentence.

(4)	Proposed maximum aggregate value of transaction:

$3,453,258,232

(5)	Total fee paid:

$106,016

☑  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 5, 2007

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Novelis Inc. (the “Company,” “Novelis,” “we,” “us” or “our”), which will be held at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309 on May 10, 2007, beginning at 8:30 a.m., Eastern time.

At the special meeting, we will ask you to consider and approve a statutory arrangement pursuant to section 192 of the Canada Business Corporations Act, whereby AV Metals Inc. (“Acquisition Sub”), a subsidiary of Hindalco Industries Limited (“Hindalco”), will acquire all of the outstanding common shares of Novelis for US$44.93 per share. If the arrangement is completed, we will become a subsidiary of Hindalco and you will receive US$44.93 in cash, without interest and less any applicable withholding taxes, for each Novelis common share that you own, and you will cease to have an ownership interest in the continuing business of Novelis. A copy of the arrangement agreement is attached as Annex B to the proxy statement/management information circular accompanying this letter. You are encouraged to read it in its entirety.

After careful consideration, our board of directors has approved the arrangement agreement and determined that the arrangement is fair to our shareholders and is in our best interests. OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION APPROVING THE ARRANGEMENT.

Your Vote is Very Important.  To be effective, the arrangement must be approved by a resolution passed by at least 66 2/3% of the votes cast at the special meeting. The arrangement agreement is also subject to certain usual and customary conditions, including the approval of the Ontario Superior Court of Justice.

The accompanying Notice of Special Meeting of Shareholders and proxy statement/management information circular provides you with information about the arrangement and the special meeting. Please read this information carefully, and if you require assistance, consult your financial, legal or other professional advisor.

Whether or not you plan to attend the special meeting in person, please complete, sign, date and return promptly the enclosed proxy card so that your common shares can be voted at the special meeting in accordance with your instructions. You may also vote your shares by telephone or internet in accordance with the instructions provided in the enclosed proxy card. We also encourage you to complete, sign, date and return the enclosed letter of transmittal so that if the arrangement is approved payment for your common shares can be sent to you as soon as possible. If you hold common shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee.

If you have any questions or need assistance voting your common shares, please call Georgeson Inc., which is assisting us, toll-free at 866-834-6791.

On behalf of our board of directors, I thank you in advance for your cooperation and continued support.

Yours very truly,

William T. Monahan
Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities regulatory agency nor any Canadian securities regulatory authority has approved or disapproved the arrangement, passed upon the merits or fairness of the arrangement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement/management information circular is dated April 5, 2007 and is first being mailed to shareholders on or about April 10, 2007.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2007

TO THE SHAREHOLDERS OF NOVELIS INC:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Novelis Inc. (the “Company,” “Novelis,” “we,” “us,” or “our”) will be held at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309, on May 10, 2007, beginning at 8:30 a.m., Eastern time, for the following purposes:

1. to consider, pursuant to an interim order of the Ontario Superior Court of Justice dated April 5 (the “Interim Order”) and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) to approve an arrangement (the “Arrangement”) under section 192 of the Canada Business Corporations Act involving Novelis, its shareholders and other securityholders, Hindalco Industries Limited (“Hindalco”) and AV Metals Inc. (“Acquisition Sub”), a subsidiary of Hindalco, involving, among other things, the acquisition by Acquisition Sub of all of the outstanding common shares of Novelis for US$44.93 in cash for each common share, all as more particularly described in the accompanying proxy statement/management information circular of Novelis (the “Proxy Statement/Circular”); and

2. to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof (the “Meeting”).

Only shareholders of record as of the close of business on March 20, 2007 will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement of the Meeting.

The Arrangement and the Arrangement Resolution are described in this Proxy Statement/Circular and the full text of the Arrangement Resolution is set out in Annex A to this Proxy Statement/Circular. The Proxy Statement/Circular, a form of proxy and a letter of transmittal accompany this Notice of Special Meeting of Shareholders.

Registered shareholders of Novelis unable to attend the Meeting in person are requested to complete, date, sign and return the accompanying form of proxy in the envelope provided for that purpose. To be used at the Meeting, proxies must be received by our registrar and transfer agent, CIBC Mellon Trust Company, 320 Bay Street, Banking Hall, Toronto, ON M5H 4A6 Canada before 5:00 p.m. (Eastern time) on May 9, 2007 or, in the case of any adjournment or postponement of the Meeting, no later than 5:00 p.m. (Eastern time) on the business day before the date of the reconvened Meeting. Non-registered beneficial shareholders of Novelis must seek instructions on how to complete their form of proxy and vote their common shares from their broker, trustee, financial institution or other nominee.

Your vote is important, regardless of the number of common shares you own. To be effective, the Arrangement must be approved by a resolution passed by at least 66 2/3% of the votes cast at the Meeting. Even if you plan to attend the Meeting in person, we request that you complete, sign, date and return the enclosed proxy and thus ensure that your common shares will be represented at the Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the approval of the Arrangement and in accordance with the discretion of the persons named as proxies on any other matters properly brought before the Meeting for a vote.

Pursuant to the Interim Order, registered holders of common shares of Novelis have a right to dissent in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their common shares. This right is described in the Proxy Statement/Circular. See the section entitled “Dissenting Holders’ Rights” in the Proxy Statement/Circular and Annex F to the Proxy Statement/Circular. The dissent procedures require that a registered holder of common shares who wishes to dissent must send to Novelis (1) at 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia, 30326 or (2) by facsimile transmission to (404) 814-4219 (Attention: Corporate Secretary) to be received no later than 5:00 p.m. (Toronto time) on May 9, 2007 (or 5:00 p.m. (Toronto time) on the day which is one business day immediately preceding the date that any adjourned or postponed meeting is reconvened), a written notice of objection to the Arrangement Resolution and must otherwise strictly comply with the dissent procedures described in this Proxy Statement/Circular. Failure to strictly comply with these dissent procedures may result in the loss or unavailability of the right to dissent.  Non-registered beneficial owners of common shares registered in the name of a broker, trustee, financial institution or other nominee who wish to dissent should be aware that only registered owners of common shares are entitled to dissent.

Nichole Robinson
Corporate Secretary

April 5, 2007

ii

MANAGEMENT INFORMATION CIRCULAR

This Proxy Statement/Circular and accompanying forms are furnished in connection with the solicitation of proxies by and on behalf of our management for use at the Meeting and any adjournment or postponement thereof and for the purposes set forth in the accompanying Notice of Meeting. Except where otherwise indicated, the information in this Proxy Statement/Circular is given as of March 20, 2007.

All currency amounts referred to in this Proxy Statement/Circular are expressed in United States dollars, unless otherwise indicated.

SUMMARY

This summary highlights selected information from this Proxy Statement/Circular and may not contain all of the information that is important to you. To understand the Arrangement fully, and for a more complete description of the legal terms of the Arrangement, you should carefully read this entire Proxy Statement/Circular, the annexes attached to this Proxy Statement/Circular and the documents to which we refer. An arrangement agreement, dated as of February 10, 2007, among Hindalco, AV Aluminum Inc. and Novelis (the “Arrangement Agreement”), is attached as Annex B to this Proxy Statement/Circular. On March 30, 2007 AV Aluminum Inc. assigned its interest in the Arrangement Agreement to Acquisition Sub. We have included page references in parentheses to direct you to the appropriate place in this Proxy Statement/Circular for a more complete description of the topics presented in this summary.

Each capitalized term used in this Proxy Statement/Circular and not otherwise defined shall have the meaning set forth in the Arrangement Agreement.

The Parties to the Arrangement Agreement (Page 18)

Novelis is the world’s leading aluminum rolled products producer based on shipment volume in 2006, with total aluminum rolled products shipments of approximately 2,960 kilotonnes. With operations on four continents comprised of 33 operating plants as well as three research facilities in 11 countries as of December 31, 2006, Novelis is the only company of its size and scope focused solely on aluminum rolled products markets and capable of local supply of technically sophisticated products in all of these geographic regions. Novelis is a corporation incorporated under the laws of Canada, and its common shares are traded on the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange (“TSX”) under the symbol “NVL.” Novelis’ executive offices are located at 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326 and its telephone number is (404) 814-4200.

Hindalco is Asia’s largest integrated primary producer of aluminum and a leading integrated producer of copper. Hindalco’s integrated operations and operating efficiency have positioned the company among the most cost-efficient aluminum producers globally. Hindalco is incorporated under the laws of India and its stock is publicly traded on the Bombay Stock Exchange (“BSE”), the National Stock Exchange of India Ltd (“NSE”) and the Luxembourg Stock Exchange (“GDR”). Hindalco’s executive offices are located at Aditya Birla Centre, S. K. Ahire Marg, Worli, Mumbai-400 030 India and its telephone number is 91-22-6652 5000 / 2499 5000.

Acquisition Sub is AV Metals Inc., a corporation incorporated under the laws of Canada. It is a subsidiary of Hindalco, incorporated solely for the purpose of facilitating the Arrangement. It has not conducted any activities to date other than activities incidental to its formation, organization and in connection with the transactions contemplated by the Arrangement Agreement.

The Arrangement (Page 19)

You are being asked to vote to approve an Arrangement Resolution providing for, among other things, the acquisition of all of the outstanding common shares of Novelis by Acquisition Sub in accordance with the Arrangement Agreement. Upon the terms, and subject to the conditions contained in the Arrangement Agreement, Acquisition Sub will become the owner of all the outstanding shares of Novelis. It is the intention of Acquisition Sub to transfer the common shares of Novelis acquired by it to its wholly-owned subsidiary AV Aluminum Inc. As a result of the Arrangement, our common shares will cease to be publicly traded and we will become an indirect subsidiary of Hindalco.

Purchase Price (Page 60)

If the Arrangement is completed, each holder of common shares outstanding immediately prior to the Arrangement will be entitled to receive $44.93 in cash, without interest and less any required withholding taxes, for each common share.

Effect on Stock Options, Stock Appreciation Rights, Stock Price Appreciation Units, Performance Share Units and Deferred Share Units (Page 61)

At the effective time of the Arrangement, each outstanding stock option, stock appreciation right and stock price appreciation unit will (1) unconditionally vest and be transferred to Novelis for a cash payment equal to the excess, if any, of $44.93 over the exercise price per share of the respective stock option, stock appreciation right and stock price appreciation unit, as applicable, without interest and less any applicable withholding taxes and (2) be cancelled and all agreements related thereto will be terminated.

Each outstanding performance share unit and deferred share unit will be cancelled in exchange for a cash payment in the amount of $44.93 per performance share unit or deferred share unit, as applicable, without interest and less any applicable withholding taxes.

Conditions to the Arrangement (Page 61)

The Arrangement is subject to the satisfaction or waiver of various conditions, which include the following:

•	the adoption of the Arrangement Resolution by our shareholders at the Meeting in accordance with the Interim Order;

•	the Interim Order and the Final Order shall each have been obtained on terms consistent with the Arrangement Agreement and in a form satisfactory to each of Novelis and Hindalco, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties, acting reasonably;

•	no governmental entity shall have enacted, issued, enforced or entered any law which is then in effect that makes the Arrangement illegal or otherwise prevents, prohibits or enjoins the closing of the Arrangement; and

•	the required regulatory approvals shall have been obtained or satisfied.

We are not obligated to effect the Arrangement unless the following conditions are satisfied or waived:

•	all covenants of Hindalco and Acquisition Sub under the Arrangement Agreement to be performed on or before the effective time shall have been performed by Hindalco and Acquisition Sub in all material respects;

•	all representations and warranties of Hindalco and Acquisition Sub under the Arrangement Agreement shall have been true and correct (without giving effect to qualifications or limitations as to materiality) as of the effective date as if made on and as of such time (except to the extent such failures to be true and correct would not have a material adverse effect on Hindalco’s or Acquisition Sub’s ability to close the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement and perform their obligations under the Arrangement Agreement and except such representations and warranties that speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date); and

•	Acquisition Sub shall have deposited with the Depositary in escrow at or prior to the time of filing of the Articles of Arrangement the funds required to effect payment in full for all of the securities to be acquired pursuant to the Arrangement and the Depositary shall have confirmed to us the receipt of these funds.

Hindalco and Acquisition Sub are not obligated to effect the Arrangement unless the following conditions are satisfied or waived:

•	all of our covenants under the Arrangement Agreement to be performed on or before the effective time shall have been performed by us in all material respects;

•	all of our representations and warranties under the Arrangement Agreement shall have been true and correct (without giving effect to any qualifications or limitations as to materiality) as of the effective date as if made on and as of such date (except (1) to the extent such representations and warranties speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, (2) (other than in (3) below) to the extent that facts or matters as to which such representations and warranties are not so true and correct as of such dates, individually or in the aggregate, have not had and would not have a material adverse effect and (3) in the case of representations and warranties related to Novelis’ capitalization, such representations shall be true and correct in all material respects);

•	there shall not have occurred and be continuing a material adverse effect with respect to us; and

•	there shall be no action, investigation, proceeding or litigation instituted or commenced by any governmental entity that is reasonably likely to (1) set aside, appeal or challenge the validity of the Interim Order or the Final Order, (2) restrain, enjoin, prevent, prohibit or make illegal the closing of the Arrangement or any of the transactions related thereto, or (3) result in a material adverse effect.

Effective Date and Effective Time of the Arrangement (Page 60)

The Arrangement Agreement provides that the effective date is the date shown on the certificate of arrangement issued by the director appointed pursuant to the Canada Business Corporations Act (the “CBCA”). The effective time means the date and time of the issuance of the articles of arrangement by the director. The articles of arrangement are required by the CBCA to be filed with the director after the Final Order is made in order for the Arrangement to become effective.

Termination of the Arrangement Agreement (Page 63)

The Arrangement Agreement may be terminated and the Arrangement may be abandoned at any time prior to the filing of the Articles of Arrangement, whether before or after any approval and authorization of the Arrangement Agreement by the shareholders:

•	by mutual written consent of us and Hindalco to terminate, duly authorized by our board of directors and Hindalco’s board of directors;

•	by either Hindalco or us if the effective time of the Arrangement shall not have occurred on or before July 7, 2007, or at the option of Hindalco, July 31, 2007 if the expiration date of the commitment letters provided in connection with Hindalco’s financing of its acquisition of us is extended to or beyond July 31, 2007 (as applicable, the “Outside Date”); provided, however, that the right to terminate the Arrangement Agreement under this provision is not available to any party whose failure to fulfill any obligation under the Arrangement Agreement has been the cause of, or resulted in, the failure of the effective time to occur on or before July 31, 2007;

•	by either Hindalco or us if any governmental entity shall have enacted, issued, promulgated, enforced or entered any law or order which has become final and nonappealable and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting closing of the Arrangement;

•	by either Hindalco or us if the Arrangement Resolution shall have failed to receive the requisite vote for approval at the Meeting or at any adjournment or postponement thereof in accordance with the Interim Order;

•	by Hindalco, if: (1) our board of directors withdraws, modifies or qualifies in any manner adverse to Hindalco or Acquisition Sub its recommendation that our shareholders vote in favor of the Arrangement; (2) our board of directors approves, adopts or recommends an “acquisition proposal,” as defined on page 68 that constitutes a superior proposal (as defined on page 68); or (3) we enter into any binding agreement effecting or in connection with an acquisition proposal that constitutes a superior proposal;

•	by us, if we enter into any binding agreement effecting an acquisition proposal in compliance with the provisions of the Arrangement Agreement, in which case we are obligated to make the company termination payment of $100 million to Acquisition Sub prior to or concurrently with such termination;

•	by Hindalco, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on our part set forth in the Arrangement Agreement, which breach or failure to perform: (1) would cause the condition relating to the performance of our covenants and the accuracy of our representations and warranties not to be satisfied (subject to certain exceptions); and (2) is incapable of being cured within the lesser of 30 days after Hindalco gives notice of such breach or failure to perform and the period between Hindalco’s giving notice and the day prior to the Outside Date; or

•	by us, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Hindalco or Acquisition Sub set forth in the Arrangement Agreement, which breach or failure to perform (1) would cause the condition relating to the performance of Hindalco’s covenants and the accuracy of its representations and warranties not to be satisfied and (2) is incapable of being cured within the lesser of 30 days after Hindalco we give of such breach or failure to perform and the period between our giving notice and the day prior to the Outside Date.

In certain other circumstances, as set out in the Arrangement Agreement, we will also be obligated to pay (1) the termination fee of $100 million to Acquisition Sub, or (2) reimburse the costs and expenses, to a maximum of $15 million, incurred by Hindalco and its affiliates in connection with the transactions contemplated by the Arrangement Agreement.

No Solicitation (Page 67)

The Arrangement Agreement contains non-solicitation provisions that prohibit us from soliciting or engaging in discussions or negotiations regarding a competing proposal to the Arrangement. There are exceptions to these prohibitions if we receive an unsolicited superior proposal from a third party under certain circumstances set forth in the Arrangement Agreement.

Recommendation of Our Board of Directors (Page 10)

After due discussion and due consideration, including consultation with financial and legal advisors and with senior management, our board of directors has determined that the Arrangement and the Arrangement Agreement are fair to our shareholders and are in our best interests. Accordingly, our board of directors unanimously recommends that you vote “FOR” the Arrangement Resolution to approve and adopt the Arrangement.

Reasons for the Arrangement (Page 27)

In making its recommendation that you vote “FOR” the approval of the Arrangement Resolution, our board considered a number of factors, including, among others, the following:

•	our business, competitive position, strategy and prospects, the position of our current and likely competitors and current industry, economic and market conditions;

•	the attractiveness of the Arrangement compared to alternatives reasonably available to us (including the possibility of our continued operation as an independent entity and the desirability and perceived risks of that alternative);

•	the $44.93 per share in cash to be paid as consideration for the Arrangement, which represents a 17% premium to the closing price of our common shares on February 9, 2007 and a 49% premium to the closing price of our common shares on January 25, 2007, the day before we announced that we were negotiating with potential buyers;

•	the fact that the Arrangement consideration of $44.93 per share was achieved through a competitive, multi-party auction process;

•	the fact that the consideration will be paid in cash, which allows our shareholders to immediately realize fair value, in cash, for their investment and provides such shareholders certainty of value for their shares;

•	the financial and other terms of the Arrangement Agreement as reviewed by our board of directors, which, among other things, permit our board of directors, under certain circumstances, to consider unsolicited acquisition proposals and to change its recommendation with respect to the Arrangement;

•	the fact that the Arrangement is not subject to a financing condition;

•	our board’s belief in the high probability that the Arrangement will be completed based on, among other things, the lack of significant regulatory risk; and

•	the financial analyses and written opinions prepared by our financial advisors, Morgan Stanley & Co. Incorporated (referred to herein as “Morgan Stanley”) and Evercore Group LLC (referred to herein as “Evercore”) to the effect that, as of February 10, 2007 and based upon and subject to the factors set forth therein, the $44.93 in cash per share of our common shares to be received by the holders of outstanding shares of our common shares pursuant to the Arrangement Agreement is fair from a financial point of view to such holders.

Special Meeting; Quorum; Arrangement Resolution Vote (Page 15)

We will hold the special meeting at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309 on May 10, 2007, beginning at 8:30 a.m., Eastern time. The holders of 25% or more of the outstanding common shares entitled to vote must be present, either in person or by proxy, to constitute a quorum at the Meeting. The approval of the Arrangement Resolution requires the affirmative vote of at least 66 2/3% of the votes cast for or against the Arrangement Resolution at the Meeting.

Opinions of Morgan Stanley and Evercore (Page 29 and Page 35 and Annex D and Annex E)

Morgan Stanley and Evercore delivered written opinions each dated February 10, 2007, to the effect that, as of the date of the opinions and based upon and subject to the matters stated in the opinions, the Arrangement consideration to be received by our shareholders in the Arrangement is fair, from a financial point of view, to our shareholders. The full text of the written opinions of Morgan Stanley and Evercore, setting forth the assumptions made, procedures followed, matters considered and qualifications and limitations of the review undertaken in connection with the opinions, are attached as Annex D and Annex E, respectively, to this Proxy Statement/Circular and are incorporated by reference in this Proxy Statement/Circular. You should read the opinions of Morgan Stanley and Evercore carefully and in their entirety. Morgan Stanley’s and Evercore’s written opinions are directed to our board of directors, address only the consideration to be paid in the Arrangement and do not address any other aspect of the Arrangement (including how any shareholders should vote with respect to the approval of the Arrangement Resolution or the availability of the proposed financing for the transaction).

Material Tax Consequences of the Arrangement (Page 52)

U.S. Federal Income Tax Consequences

For U.S. federal income tax purposes, the Arrangement will be treated as a sale of our common shares by each of our shareholders. As a result, in general, each U.S. shareholder will recognize gain or loss equal to the difference, if any, between the amount of cash received from the Arrangement and such U.S. shareholder’s adjusted tax basis in the shares surrendered. Such gain or loss will be capital gain or loss if the common shares surrendered are held as a capital asset in the hands of such U.S. shareholder, and will be long-term capital gain or loss if the common shares have a holding period of more than one year at the time the common shares are surrendered.

Canadian Federal Income Tax Consequences

For Canadian federal income tax purposes, generally, a resident holder who holds common shares as capital property will realize a capital gain (or capital loss) equal to the amount by which the cash received by such holder, net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the holder of such common shares. Generally, a non-resident holder whose common shares do not constitute “taxable Canadian property” for purposes of the Income Tax Act (Canada) and the regulations thereunder (the “Tax Act”) will not be subject to tax under the Tax Act on any gain realized on the disposition of such common shares under the Arrangement.

The foregoing are brief summaries of United States and Canadian federal income tax consequences only. Shareholders should read carefully the information in this Proxy Statement/Circular under the heading “Material Tax Consequences of the Arrangement,” which qualifies the summaries set forth above. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the Arrangement.

Interests of Our Directors and Executive Officers in the Arrangement (Page 45)

Our directors and executive officers may have interests in the Arrangement that are different from, or in addition to, yours, including the following:

•	our executive officers will receive cash consideration for their stock options, stock appreciation rights and stock price appreciation units, as applicable, equal to the difference, if any, between $44.93 per share and the exercise price underlying such stock options, stock appreciation rights and stock price appreciation units, less any applicable withholding taxes;

•	our executive officers will receive cash consideration in an amount equal to $44.93 per performance share unit, less any applicable withholding taxes;

•	our non-employee directors will receive cash consideration for their deferred share units in an amount equal to $44.93 per unit, less any applicable withholding taxes;

•	our executive officers are parties to employment agreements, recognition agreements and/or change in control agreements that provide certain severance payments and other benefits if, during a specific time period following the Arrangement, their employment is terminated;

•	our employees (including our executive officers) who remain with us, Hindalco or any of our or their subsidiaries following the Arrangement will be entitled for a period of 24 months after the Arrangement to compensation and employee benefits that are substantially equivalent in the aggregate to the compensation and benefits provided to them on the date of the Arrangement Agreement; and

•	the Arrangement Agreement provides for indemnification and liability insurance arrangements for each of our current and former directors and officers.

Our board of directors was aware of these interests and considered them, among other matters, in making its decisions.

Dissenting Holders’ Rights (Page 52)

Pursuant to section 190 of the CBCA, as modified by the Plan of Arrangement and the Interim Order, our shareholders have the right to dissent from the Arrangement Resolution and to receive a cash payment for the fair value of their common shares determined as of the day prior to approval of the Arrangement Resolution. The determined fair value under section 190 of the CBCA could be greater than, equal to or less than the

$44.93 in cash per share that our shareholders are entitled to receive in the Arrangement. Shareholders that wish to exercise their dissenting holders’ rights must not vote in favor of the approval of the Arrangement Resolution and must strictly comply with all of the procedures required by the CBCA, as modified by the Plan of Arrangement and the Interim Order.

Financing Arrangements (Page 56)

Hindalco estimates the total amount of funds necessary to be paid to our shareholders and holders of our other equity-based interests to complete the Arrangement is approximately $3.45 billion. Additional funds will be required to pay fees and expenses in connection with the Arrangement, the financing arrangements and the related transactions. Additional funds may be required to refinance our existing indebtedness which may be required to be repaid, or which Hindalco may elect to repay in connection with the Arrangement. These payments are expected to be funded by Hindalco using available cash and debt financing.

Hindalco has delivered to Novelis true, correct and complete copies of executed commitment letters, pursuant to which:

•	ABN AMRO Bank N.V., Banc of America Securities Asia Limited, UBS AG, Singapore Branch and UBS AG Hong Kong Branch, have agreed to provide a bridge facility in an aggregate principal amount of $2.8 billion to one or more subsidiaries of Hindalco, the proceeds of which will be invested as equity or subordinated debt in Acquisition Sub; and

•	UBS Loan Finance LLC and ABN AMRO Bank N.V. have agreed to provide (1) if Novelis’ existing credit agreement is amended in accordance with the requirements set forth in the commitment letters, an incremental term loan facility of up to the amount by which $1.6 billion exceeds the aggregate amount of the existing term loans outstanding under the credit agreement, (2) if Novelis’ credit agreement is not amended in accordance with the requirements set forth in the commitment letters, new term loan facilities in the aggregate principal amount of up to $1.6 billion and a new revolving credit facility in the aggregate principal amount of up to $400 million and (3) a bridge loan facility in the aggregate principal amount of up to $800 million. Such credit facilities are available for the purpose of prepaying all outstanding indebtedness and all other amounts then due and owing under the credit agreement (to the extent required), purchasing all or a portion of Novelis’ Senior Notes tendered pursuant to the change of control offer required to be made for the Senior Notes within 30 days following the closing, and paying fees and expenses related thereto.

Pursuant to the terms of our 7 1/4% senior notes (“Senior Notes”), we are obligated, within 30 days of a change of control, to make an offer to purchase the Senior Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to (but excluding) the date the Senior Notes are purchased. In addition, Acquisition Sub has indicated that it may cause us to take other steps to repay, retire or redeem the Senior Notes after the closing of the Arrangement. The closing of the Arrangement in accordance with its terms does not require the consent or approval of the holders of the Senior Notes.

The commitment letters contemplate that, in connection with any change of control offer or other repayment, retirement or redemption of the Senior Notes, up to $800 million aggregate gross proceeds of new notes may be issued pursuant to a public offering or Rule 144A or other private placement upon the terms and conditions set forth in the commitment letters (in addition to borrowings under the incremental or replacement term loan facility). To the extent new notes are not issued at such time, borrowings by Novelis under the bridge facility described above (in addition to borrowings under the incremental or replacement term loan facilities) will be available to finance any required repurchase of the existing notes of Novelis.

The structure and documentation for the debt facilities has not been finalized and, therefore, the structure and terms of the financing may differ from those described in this Proxy Statement/Circular.

The commitments of the lenders with respect to the $2.8 billion bridge facility contemplated by the commitment letters shall terminate upon the earliest to occur of (1) execution of definitive documentation relating to such facilities by all parties thereto, (2) April 12, 2007 and (3) the date of termination of the Arrangement Agreement, unless the lenders and arrangers shall, in their discretion, agree to an extension.

Once definitive documentation is executed, the bridge facility is available for a further 90 days. The commitments of the lenders with respect to the incremental facility to be entered into in connection with the amendment to Novelis’ credit agreement, the new term loan and revolving loan facility and the $800 million bridge facility contemplated by the commitment letters shall terminate upon the earliest to occur of (a) execution of definitive documentation relating to such facilities by all parties thereto, (b) July 31, 2007 and (c) the date of termination of the Arrangement Agreement, unless the lenders and arrangers shall, in their discretion, agree to an extension. The facilities contemplated by the commitment letters are also subject to other customary conditions, as described in further detail under “The Arrangement — Financing the Arrangement — Debt Financing”.

Hindalco has agreed to use its reasonable best efforts to obtain the debt financing on the terms and conditions described in the commitment letters. The closing of the Arrangement is not conditioned on the receipt of the debt financing by Hindalco or Acquisition Sub. If all other conditions to closing of the Arrangement have been satisfied, Hindalco will be required to consummate the Arrangement regardless of whether Hindalco or Acquisition Sub has obtained debt financing on the terms and conditions described in the commitment letters, and the failure by Hindalco to consummate the Arrangement in such circumstances would constitute a breach of the Arrangement Agreement.

Hindalco and certain of its affiliates have agreed to make equity contributions and subordinated loans to one or more subsidiaries of Hindalco in an aggregate amount of no less than $600 million which will be further contributed to Acquisition Sub in order to consummate the Arrangement and settle the consideration payable in respect thereof in full.

Pursuant to discussions between Hindalco and the arrangers of the $2.8 billion bridge facility, it is anticipated that the bridge facility will be increased to $3.1 billion, that Hindalco and its affiliates’ required equity and subordinated debt contribution will be reduced from $600 million to $450 million, and that the term of the commitment for the bridge facility will be extended to July 31, 2007.

Regulatory Approvals (Page 56)

We and Hindalco will not complete the Arrangement unless we receive the regulatory approvals specified in the Arrangement Agreement as conditions to closing of the Arrangement and/or until the expiration of all applicable waiting periods, including antitrust approvals under the Competition Act (Canada), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), the European Union or the relevant antitrust authorities in the applicable European Union member states, as well as approval under the Investment Canada Act and approval by the Agência Nacional de Energia Eléctrica for the transfer of power generation concessions/authorizations in Brazil.

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING

This Proxy Statement/Circular is provided in connection with the solicitation of proxies by our management for use at the Meeting. In this Proxy Statement/Circular, “you” and “your” refers to the shareholders of Novelis.

The following are some questions regarding the Meeting and the proposed Arrangement that you may have and answers to those questions. These questions and answers are not meant to be a substitute for the information contained in the remainder of this Proxy Statement/Circular. We urge you to read this entire Proxy Statement/Circular, its annexes and the documents referred to or incorporated by reference in this Proxy Statement/Circular before making any decision.

We anticipate that this Proxy Statement/Circular and the accompanying proxy card will first be mailed to our shareholders on or about April 10, 2007. Except where otherwise indicated, the information contained herein is provided as of March 20, 2007, and all dollar amounts are in U.S. dollars.

Q:	Why am I receiving this Proxy Statement/Circular?

A:	You are receiving this Proxy Statement/Circular and the accompanying proxy card and letter of transmittal from Novelis because you are a record holder of common shares on March 20, 2007 (the “Record Date”). This Proxy Statement/Circular is furnished in connection with the solicitation of shareholder proxies by our management for use at the Meeting. This Proxy Statement/Circular describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:	Who is soliciting my proxy?

A:	This proxy is being solicited by our management.

Q:	How will my proxy be solicited?

A:	The solicitation of proxies will be made primarily by mail, but may also be made by electronic means, by telephone or in person. The cost of soliciting proxies will be borne by Novelis. Georgeson Inc. (“Georgeson”) has been retained by Novelis in Canada and the United States to assist in the solicitation of proxies from shareholders. For these services, Georgeson is expected to receive from Novelis fees of approximately $17,500 plus reimbursement of reasonable out-of pocket expenses. In addition, employees of Novelis may solicit proxies without compensation. CIBC Mellon Trust Company (“CIBC Mellon”), our registrar and transfer agent, is responsible for the tabulation of proxies.

Q:	What am I voting on?

A:	You are being asked to vote to approve the Arrangement Resolution and thereby approve the Arrangement, which, among other things, will result in the acquisition of all of the outstanding common shares of Novelis by Acquisition Sub. Once the Arrangement Resolution has been approved and adopted by our shareholders, the other conditions to closing of the Arrangement Agreement have been satisfied or waived (where permitted) and the necessary court order implementing the Arrangement has been obtained, Acquisition Sub will acquire Novelis. Novelis will become an indirect subsidiary of Hindalco.

In addition, you are being asked to consider and vote on the transaction of any other business that may properly come before the Meeting.

Q:	What will I receive in exchange for my common shares?

A:	Following the completion of the Arrangement, if you hold common shares, you will receive $44.93 in cash, without interest and less any required withholding taxes, for each common share that you own. You will not own shares in Novelis following the completion of the Arrangement.

Q:	What will happen to my common shares after the completion of the Arrangement?

A:	Upon completion of the Arrangement, your common shares will be transferred to Acquisition Sub and you will only be entitled to receive your portion of the Arrangement consideration of $44.93 per common share, or the fair value of your common shares if you seek dissenting holders’ rights. In addition, trading in common shares on the New York Stock Exchange and Toronto Stock Exchange will cease and price quotations for common shares will no longer be available.

Q:	How will I get paid?

A:	If you are a registered shareholder, once you surrender to the Depositary for cancellation the certificate(s), which immediately prior to the closing of the Arrangement represented one or more common shares, together with the letter of transmittal and such additional documents as the Depositary may reasonably require, you shall be entitled to receive, and the Depositary shall deliver to you as soon as practicable after the effective time, a check representing the cash which you have the right to receive under the Arrangement, less any amounts withheld. If you are a non-registered shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other intermediary that holds common shares on your behalf in order to submit your common shares.

Q:	Am I entitled to receive notice of the Meeting and attend the Meeting?

A:	Yes, if you are a shareholder of record as of the close of business on March 20, 2007, which is the record date for the Meeting, you are entitled to receive notice of the Meeting and attend the Meeting. All such shareholders are entitled to receive notice of, attend and be heard at the Meeting.

Q:	Where and when is the special meeting?

A:	The special meeting will take place at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309, on May 10, 2007, at 8:30 a.m., Eastern time.

Q:	Am I entitled to vote?

A:	Yes, if you are a shareholder as of the close of business on March 20, 2007, you are entitled to one vote per common share on the Arrangement Resolution. On March 20, 2007, there were 75,350,963 common shares outstanding. Your vote is important regardless of the number of common shares you own.

Q:	Are holders of Options, SPAUs, SARs, PSUs and DSUs able to vote at the Meeting?

A:	No. Only holders of common shares are eligible to vote at the Meeting.

Q:	What vote is required to approve the Arrangement Resolution?

A:	The Arrangement Resolution must be passed by at least 66 2/3% of the votes cast at the Meeting in person or by proxy and entitled to vote.

Q:	What is the quorum requirement?

A:	A quorum consists of the presence, in person or by proxy, of the holders of 25% or more of the common shares entitled to vote at the Meeting. A quorum is necessary to conduct business at the Meeting. You are part of the quorum if you have voted by proxy.

Q:	How does the Novelis board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that our shareholders vote “FOR” approval and adoption of the Arrangement Resolution. After due discussion and due consideration, our board of directors has determined that the Arrangement is fair to our shareholders and in our best interests. In considering the recommendation of our board of directors with respect to the Arrangement, you should be aware that, as a result of the Arrangement, certain of Novelis’ directors will receive payment for equity based interests in Novelis that they hold in addition to common shares. You should read “The Arrangement — Reasons for the Arrangement” for a discussion of certain material factors that our board of directors considered in deciding to recommend the approval and adoption of the Arrangement Resolution.

Q:	How do I vote?

A:	If you are a registered shareholder (that is, if your common shares are registered in your name with our transfer agent), you can vote your common shares at the Meeting, by proxy, by telephone at (866) 271-1207 or on the Internet at http://www.eproxyvoting.com/novelis. More information regarding telephone and Internet voting is provided on the proxy card. Voting or transmitting voting authority by electronic means is generally recognized as a valid exercise of those rights in Canada.

Registered shareholders may also vote by mail. Simply complete, sign and date the enclosed proxy card. Use either the enclosed return envelope or the address provided in the instructions on the proxy card to return the proxy card.

If you are a non-registered shareholder (that is, if your common shares are held in the name of an intermediary, such as a bank, broker, trust company or other nominee), your broker or other nominee will provide you with separate instructions on how to vote your common shares. Many brokers or other nominees make telephone or Internet voting available, but the specific processes available will depend on your broker’s or other nominee’s specific arrangements.

If you are a participant in the Novelis Savings and Retirement Plan or the Novelis Hourly Savings Plan, you must provide the trustee of the Novelis Savings and Retirement Plan or the Novelis Hourly Savings Plan with your voting instructions in advance of the Meeting according to the instructions provided by the trustee. You cannot vote the common shares you hold through the Novelis Savings and Retirement Plan or the Novelis Hourly Savings Plan in person at the Meeting; the trustee is the only person who can vote your common shares. The trustee will vote your common shares as you have instructed. If the trustee does not receive your voting instructions by the specified time, subject to applicable laws, your common shares will be voted in the same proportion as the common shares for which the trustee has received voting instructions.

Q:	How may I vote?

A:	In respect of approval of the Arrangement Resolution, you may:

• Vote “FOR” the approval of the Arrangement Resolution; or

• Vote “AGAINST” the approval of the Arrangement Resolution.

If you sign and return your proxy but do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the Arrangement Resolution and in accordance with the discretion of the persons named as proxies as to any other matters properly brought before the Meeting for a vote.

Q:	What happens when I sign and return the proxy?

A:	Signing the enclosed proxy card gives authority to the named proxyholder on the proxy card, or to another person you have appointed, to vote your common shares at the Meeting in accordance with the voting instructions you provide.

Q:	Can I appoint someone other than the named proxyholders to vote my common shares?

A:	Yes. Write the name of the person you wish to appoint, who need not be a shareholder, in the blank space provided on the proxy card. It is important to ensure that the person you appoint attends the Meeting and is aware that he or she has been appointed to vote your common shares. Proxyholders should, upon their arrival at the Meeting, present themselves to a representative of CIBC Mellon. Please note that if you choose to vote your common shares on the Internet or by telephone, only the persons selected by Novelis and named on the proxy card may be appointed.

Q:	How will my common shares be voted if I return my proxy?

A:	The persons named in the proxy card will vote or withhold from voting your common shares in accordance with your instructions. In the absence of such instructions, however, your common shares will be voted “FOR” the approval and adoption of the Arrangement Resolution.

Q:	When should I return my proxy?

A:	You should return your proxy card as soon as possible so that your common shares will be voted at the Meeting.

Q:	If I change my mind, can I take back my proxy once I have given it?

A:	Yes. You may revoke your proxy by depositing a written notice, signed by you or your attorney as authorized in writing or, if you are a corporation, by an officer or attorney of the corporation duly authorized. You must deliver this written notice either to our registered office at Suite 1510, 70 York Street, Toronto,

Ontario MSJ 159 no later than 5:00 p.m. on May 9, 2007 or to the chair of the Meeting on the day of the Meeting or any adjournment thereof, prior to the start of the Meeting. You may also revoke your proxy in any other manner permitted by law.

Q:	How will my common shares be voted if I do not sign and return the proxy?

A:	If you are a registered shareholder and you do not sign and return your proxy card or vote in person at the Meeting, your common shares will not be voted at the Meeting nor will they be used for purposes of establishing quorum.

We encourage you to provide instructions to your broker or other nominee by returning your proxy. This action ensures that your common shares will be voted at the Meeting.

Q:	What is the difference between holding common shares as a shareholder of record and as a non-registered beneficial shareholder?

A.:	Most of our shareholders hold their common shares through a broker, trustee or other nominee (such as a bank) rather than directly in their own name. As summarized below, there are some distinctions between common shares owned of record and those owned beneficially.

• Shareholder of Record.  If your common shares are registered directly in your name with our transfer agent, CIBC Mellon, you are considered to be the shareholder of record with respect to those common shares and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your proxy directly to us or to vote in person at the Meeting. We have enclosed a proxy card for you to use.

• Non-Registered Beneficial Shareholder.  If your common shares are held in a brokerage account, by a trustee or by another nominee (such as a bank), you are considered a non-registered shareholder, the beneficial owner of common shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Meeting.

Since a non-registered shareholder is not the shareholder of record, you may not vote your common shares in person at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your common shares, giving you the right to vote the common shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee to vote your common shares.

Q:	If I hold my shares as a non-registered beneficial shareholder, will my broker or other nominee vote my shares for me?

A:	Yes, but only if you provide specific instructions to your broker or other nominee on how to vote. If you are a non-registered beneficial shareholder and you do not follow the instructions provided by your broker or other nominee to vote your shares, your broker or other nominee will not vote your shares.

Q:	What if ownership of common shares has been transferred after March 20, 2007?

A:	Only persons on the list of registered shareholders prepared by Novelis as of March 20, 2007 are entitled to vote at the Meeting.

Q:	What if I plan to attend the Meeting and vote in person?

A:	If you plan to attend the Meeting and vote your common shares in person at the Meeting, it is not necessary for you to complete or return the proxy card. Your vote will be taken and counted at the Meeting. However, we urge you to vote by proxy even if you plan to attend the Meeting to help us determine that enough votes will be present to establish a quorum.

Please register with our transfer agent, CIBC Mellon, upon your arrival at the Meeting. Your participation in person in a vote by ballot at the Meeting will automatically revoke any proxy that you have previously given. Non-registered shareholders wishing to attend the Meeting should obtain admission material from their broker or other nominee and have their broker or other nominee appoint them as proxyholder, or bring evidence of ownership as of the record date, such as a bank or brokerage account statement, to the

Meeting. In all cases you must bring photo identification to the Meeting for admission and if you do not provide an admission ticket, a registration process will be required.

Q:	What does it mean if I get more than one proxy card or vote instruction card?

A:	If your common shares are registered differently or are in more than one account, you will receive more than one proxy card. Please complete and return all of the proxy cards or vote instruction cards you receive (or submit your proxies by telephone or the Internet, if available to you) to ensure that all of your common shares are voted.

Q:	Should I send in the letter of transmittal?

A:	If you are a registered shareholder, we encourage you to complete, sign, date and return the enclosed letter of transmittal so that, if the Arrangement Resolution is approved, payment for your common shares can be sent to you as soon as possible following the implementation of the Arrangement. If you are a non-registered shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other intermediary that holds common shares on your behalf.

Q:	When will the Arrangement be implemented?

A:	Novelis, Hindalco and Acquisition Sub will implement the Arrangement when all of the conditions to closing of the Arrangement have been satisfied or waived (where permitted). Because the Arrangement is subject to a number of conditions, some of which are beyond Novelis’, Hindalco’s, and Acquisition Sub’s control, the exact timing of the implementation of the Arrangement cannot be predicted, although it is expected that the closing of the Arrangement will occur on or about May 15, 2007.

Q:	Am I entitled to dissenting holders’ rights?

A:	Yes. Pursuant to the section 190 of the CBCA, as modified by the Plan of Arrangement and the Interim Order, shareholders have a right to dissent in respect of the Arrangement. Registered shareholders who properly exercise their dissenting holders’ rights will be entitled to be paid the fair value of their common shares. This amount may be the same as, more than or less than the $44.93 in cash per common share offered under the Arrangement. If you wish to dissent, you must provide written notice to Novelis at or before 5:00 p.m. (Eastern time) on May 9, 2007 (or on the day that is one business day immediately preceding any adjourned or postponed Meeting) in the manner described under the heading “Dissenting Holders’ Rights”. It is important that you strictly comply with this requirement, otherwise your dissenting holders’ right may not be recognized. You must also strictly comply with the other requirements of the dissent procedure. Only registered shareholders may exercise dissenting holders’ rights.

Q:	What are the tax consequences of the Arrangement to me?

A:	If you are a U.S. person, your receipt of the consideration under the Arrangement in exchange for your common shares will be a taxable transaction for U.S. federal income tax purposes. If you are a Canadian resident, the disposition of your common shares under the Arrangement will be a disposition for Canadian federal income tax purposes that may give rise to a tax liability. For a discussion of the material U.S. and Canadian federal income tax consequences of the Arrangement, see “Material Tax Consequences of the Arrangement”. Your tax consequences will depend on your particular situation. You should consult your own tax advisor for a full understanding of the applicable federal, provincial, territorial, state, local, foreign and other tax consequences to you resulting from the Arrangement.

Q:	How can I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials, unless you have provided contrary instructions. However, each shareholder will receive his or her own proxy card. If you wish to receive a separate set of proxy materials, please call Georgeson toll-free at (866) 834-6791. You will be provided with a separate copy of the materials, free of charge, if you request them. In addition, shareholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting Georgeson at the phone number set forth above.

Q:	How can I contact the transfer agent?

A:	You can contact the transfer agent at:

CIBC Mellon Trust Company
P.O. Box 7010
Station A
Adelaide Street Postal Station
Toronto, Ontario, Canada M5C 2W9
Telephone: (416) 643-5500
                    (800) 387-0825 (toll-free throughout Canada and the U.S.)
Telecopier: (416) 643-5501

Q:	Who can help answer my other questions?

A:	If you have additional questions about the Meeting or the Arrangement, including the procedures for voting your common shares, or you would like additional copies, without charge, of this Proxy Statement/Circular, you should contact our proxy solicitation agent, Georgeson at (866) 834-6791, toll-free. If your broker holds your common shares, you may also call your broker for additional information.

Q:	In addition to approval by shareholders, are there any other approvals required for the Arrangement?

A:	The Arrangement requires a final court order (the “Final Order”) approving the transaction. The notice of application for the Final Order is attached as Annex H to this Proxy Statement/Circular. Prior to the mailing of this Proxy Statement/Circular, we obtained the Interim Order authorizing and directing us to call, hold and conduct the meeting and to submit the Arrangement Resolution to shareholders for approval. A copy of the Interim Order is attached as Annex G to this Proxy Statement/Circular. Subject to the approval of the Arrangement Resolution by the required vote of shareholders, the hearing in respect of the Final Order is expected to take place on May 14, 2007. In determining whether to grant the Final Order, the Court will consider, among other things, whether the Arrangement is fair and reasonable. Whether an arrangement is fair and reasonable depends on procedural and substantive considerations. See “Principal Legal Matters — Court Approval of the Arrangement and Completion of the Arrangement”. Certain other regulatory approvals are required as described in “Principal Legal Matters — Regulatory Matters” before the closing of the Arrangement can occur.

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

Novelis is a corporation incorporated under the laws of Canada. The solicitation of proxies and the transactions contemplated in this Proxy Statement/Circular involve securities of a Canadian corporation and are being effected in accordance with Canadian corporate and Canadian and U.S. securities laws. Shareholders should be aware that requirements under Canadian laws may differ from requirements under U.S. corporate and securities laws.

Shareholders should be aware that the transaction contemplated in this Proxy Statement/Circular may have tax consequences both in the United States and Canada. Such consequences for shareholders who are resident in, or citizens of, the United States or Canada may not be fully described herein. See “The Arrangement — Material Tax Consequences of the Arrangement”.

Please read the information in this Proxy Statement/Circular carefully, and if you require assistance, consult your financial, legal or other professional advisor.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND MARKET DATA

This Proxy Statement/Circular, and the documents to which we refer to in this Proxy Statement/Circular, contain forward-looking statements based on current expectations, estimates, forecasts and projections about the industry in which we operate, and beliefs and assumptions made by our management that are protected under applicable securities laws. Such statements include, in particular, statements concerning possible or our assumed future results of operations, the expected completion and timing of the transactions contemplated by the Arrangement Agreement and other information relating to the Arrangement and the Arrangement

Agreement. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. These statements are not guarantees of future performance and involve assumptions and risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed, implied or forecasted in such forward-looking statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

You should read these forward-looking statements carefully as they involve known and unknown risks over which we have no control. Those risks include, without limitation:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Arrangement Agreement, including a termination under circumstances that could require us to pay a $100 million termination fee to Acquisition Sub or an expense reimbursement fee of up to $15 million to Hindalco;

•	the risk that the Arrangement may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common shares;

•	the potential adverse effect on our business, properties and operations because of certain covenants we agreed to in the Arrangement Agreement;

•	increases in costs resulting from the expenses related to the proposed Arrangement;

•	our inability to retain and, if necessary, attract key employees, particularly in light of the proposed Arrangement;

•	risks related to diverting management’s attention from ongoing business operations;

•	the risk that we may be subject to litigation in connection with the proposed Arrangement;

•	the failure to satisfy the conditions to consummate the Arrangement, including the approval of the Arrangement Agreement by our shareholders and obtaining the requisite regulatory approvals;

•	the failure of Hindalco to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the Arrangement Agreement;

•	the failure of the Arrangement to close for any reason; and

•	the effect of the announcement of the Arrangement Agreement on our customer relationships, operating results and business generally, including the risk that we may be subject to litigation should those relationships deteriorate.

The above list of factors is not exhaustive. These and other factors are discussed in more detail under “Item 1A. Risk Factors” our Annual Report on Form 10-K for the year ended December 31, 2006. See “Additional Information” on page 79.

THE MEETING

This Proxy Statement/Circular is furnished in connection with the solicitation of proxies in connection with the Meeting.

Date, Time and Place

We will hold the special meeting at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309 on May 10, 2007, at 8:30 a.m., Eastern time.

Purpose of the Meeting

At the Meeting, we will ask you to (1) consider, adopt and approve the Arrangement Resolution and thereby approve the Arrangement Agreement and the transactions contemplated thereby and (2) transact any other business that is properly brought before the Meeting. We are not aware of any additional business that may come before the Meeting.

Recommendation of Novelis’ Board of Directors

Our board of directors unanimously (1) approved and adopted the Arrangement Agreement and (2) determined that the Arrangement is fair to the Novelis shareholders and is in our best interest. Accordingly, our board of directors unanimously recommends that you vote “FOR” the Arrangement Resolution.

Record Date; Shares Entitled to Vote; Quorum

Only holders of record of our common shares on the close of business on March 20, 2007, the record date, are entitled to notice of and to vote at the Meeting. On the record date, 75,350,963 common shares were issued and outstanding and held by approximately 9,440 holders of record. Each holder of record of our common shares will be entitled to one vote per common share at the Meeting on the proposal to approve the Arrangement Resolution.

The holders of 25% or more of the outstanding common shares entitled to vote must be present, either in person or by proxy, to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, the holders of the common shares represented at the Meeting may adjourn the special meeting to solicit additional proxies. If a quorum is not present at the Meeting, we expect to adjourn or postpone the Meeting to solicit additional proxies.

If you are a non-registered shareholder (that is, if your common shares are held in the name of an intermediary, such as a bank, broker, trust company or other nominee), your broker or other nominee will provide you with separate instructions on how to vote your common shares.

Vote Required

The approval of the Arrangement Resolution requires the affirmative vote of at least 66 2/3% of the votes cast at the Meeting.

Voting of Proxies

To vote your common shares, you should mark, sign, date and return the enclosed proxy in the enclosed postage-paid envelope. Your proxy card must be received by us before 5:00 p.m. (Eastern time) on May 9, 2007 or, in the case of any adjournment or postponement of the Meeting, no later than 5:00 p.m. (Eastern time) on the business day before the date of the reconvened Meeting. Voting your proxy does not limit your right to vote in person should you decide to attend the Meeting. If your common shares are held in the name of a bank, broker or other nominee, you will be provided voting instructions from the nominee and, in order to vote at the Meeting, you must obtain a legal proxy, executed in your name, from the nominee.

If you return your proxy card and it is completed, signed and dated, your common shares will be voted at the Meeting in accordance with your instructions. If you return your proxy card and it is unsigned, then your vote cannot be counted. If you return your proxy card and it is signed and dated, but you do not fill out the voting instructions on the proxy card, the common shares represented by your proxy will be voted “FOR” the approval of the Arrangement Resolution and in accordance with the discretion of the persons named as proxies on any other matters properly brought before the Meeting for a vote.

Revocability of Proxies

If you hold your common shares in your name, you have the right to revoke your proxy by delivering a written notice, signed by you or your attorney as authorized in writing, or if you are a corporation, by an officer or attorney of the corporation duly authorized, to:

•	our Corporate Secretary, at our registered office located at Suite 1510, 70 York Street, Toronto, Ontario MSJ 159 no later than 5:00 p.m. on May 9, 2007; or

•	the chair of the Meeting on the day of the Meeting or any adjournment thereof, prior to the start of the Meeting.

You may also revoke your proxy in any other manner permitted by law. Revocation of your proxy, without any further action, will mean your common shares will not be voted at the Meeting or counted towards satisfying the quorum requirements.

If you have instructed your broker to vote your common shares, you must follow directions received from your broker to change your vote. If your common shares are held in the name of a bank, broker or other nominee, you cannot vote your common shares by returning a proxy card directly to us or by voting in person at the Meeting, unless you obtain a legal proxy from your bank or broker.

Solicitation of Proxies and Depositary

Our management is soliciting your proxy. In addition to the solicitation of proxies by use of mail, officers and other employees of Novelis may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts. We will request that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of the common shares registered in their names. We will bear all costs of preparing, assembling, printing and mailing the Notice of Special Meeting of Shareholders, this Proxy Statement/Circular, the enclosed letter of transmittal and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of common shares and all other costs of solicitation.

Georgeson is acting as our proxy solicitation agent, for which it will be paid a fee of approximately $17,500 plus reimbursement for reasonable out-of-pocket expenses.

We and Hindalco have engaged CIBC Mellon to act as Depositary for the receipt of certificates in respect of common shares and related letters of transmittal deposited pursuant to the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out-of-pocket expenses and will be indemnified by Novelis against certain liabilities under applicable securities laws and expenses in connection therewith.

No fee or commission is payable by any shareholder who transmits its common shares directly to the Depositary. Except as set forth above, Novelis will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of common shares pursuant to the Arrangement.

Letter of Transmittal

The letter of transmittal contains important information relating to the Arrangement and how to submit your common shares and should be reviewed carefully.

If you are a registered shareholder, you should have received with this Proxy Statement/Circular a letter of transmittal. In order to receive the payment for common shares, registered shareholders must complete and sign the letter of transmittal enclosed with this Proxy Statement/Circular and deliver it and the other documents required by it to the Depositary in accordance with the instructions contained in the letter of transmittal. You can request additional copies of the letter of transmittal by contacting the Depositary. The letter of transmittal is also available at the EDGAR and SEDAR websites at www.sec.gov and www.sedar.com, respectively.

If you are a non-registered shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other intermediary that holds common shares on your behalf in order to submit your common shares.

Where a certificate for our common shares has been destroyed, lost or stolen, the registered shareholder of that certificate should immediately contact CIBC Mellon. A replacement certificate will be issued upon the registered shareholder satisfying our requirements and the requirements of our transfer agent relating to replacement common share certificate(s).

Holders of outstanding stock options (“Options”), stock appreciation rights (“SARs”), stock price appreciation units (“SPAUs”), performance share units (“PSUs”) and deferred share units (“DSUs”) need not complete any documentation to receive the cash consideration for the securities held by them (other than common shares).

Assistance

Shareholders who have questions regarding the materials, need assistance voting their common shares or require additional copies of the Proxy Statement/Circular or proxy card, should contact or call (toll-free):

Georgeson Inc.
17 State Street, 10th Floor
New York, NY 10004
Toll-free at (866) 834-6791

Other Business

We are not currently aware of any business to be acted upon at the Meeting other than the matters discussed in this Proxy Statement/Circular. Under the CBCA, business transacted at the Meeting is limited to matters specifically designated in the Notice of Special Meeting of Shareholders, which is provided at the beginning of this Proxy Statement/Circular. If other matters do properly come before the Meeting, we intend that common shares represented by properly submitted proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion.

In addition, the grant of a proxy will confer discretionary authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the Meeting. If the persons named as proxies on the proxy card are asked to vote for matters incidental to the conduct of the Meeting, such persons will have the authority to vote in their discretion on such matters.

THE PARTIES TO THE ARRANGEMENT AGREEMENT

Novelis Inc.

Novelis is the world’s leading aluminum rolled products producer based on shipment volume in 2006, with total aluminum rolled products shipments of approximately 2,960 kilotonnes. With operations on four continents comprised of 33 operating plants including three research facilities in 11 countries as of December 31, 2006, Novelis is the only company of its size and scope focused solely on aluminum rolled products markets and capable of local supply of technically sophisticated products in all of these geographic regions. Novelis is a corporation incorporated under the laws of Canada, and its common shares are traded on the New York Stock Exchange and the Toronto Stock Exchange under the symbol “NVL.” PricewaterhouseCoopers LLP is Novelis’ independent registered public accounting firm. Novelis’ executive offices are located at 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326 and its telephone number is (404) 814-4200.

Hindalco

Hindalco Industries Limited is Asia’s largest integrated primary producer of aluminum and a leading integrated producer of copper. Hindalco’s integrated operations and operating efficiency have positioned the company among the most cost-efficient aluminum producers globally. Hindalco is a corporation organized under the laws of India and its stock is publicly traded on the BSE, the NSE and the GDR. Hindalco’s executive offices are located at Aditya Birla Centre, S. K. Ahire Marg, Worli, Mumbai-400 030 India and its telephone number is 91-22-6652 5000 / 2499 5000.

Acquisition Sub

Acquisition Sub is AV Metals Inc., a corporation incorporated under the laws of Canada. It is a subsidiary of Hindalco, incorporated solely for the purpose of facilitating the Arrangement. It has not conducted any activities to date other than activities incidental to its formation and organization and in connection with the transactions contemplated by the Arrangement Agreement.

THE ARRANGEMENT

Background of the Arrangement

Since our inception as a public company in January 2005 following our spin-off from Alcan Inc., we have considered a variety of strategic alternatives, including the continued execution of our strategic operating plan, value-creating corporate transactions, such as acquisitions or joint ventures, and divestitures of non-core assets.

In late 2005, our former chief executive officer, Mr. Brian Sturgell, was contacted by the senior management of a company, which we refer to as “Company A”, regarding their interest in better understanding the business of Novelis and the aluminum rolled products industry. Company A referred to past investments and acquisitions it had made in industrial companies, and a desire to develop a relationship with us. On January 31, 2006, Mr. Sturgell met with members of the senior management of Company A and described our business and industry to them. Mr. Sturgell agreed to maintain contact with and meet with Company A representatives later in 2006.

In April 2006, we were contacted by a financial advisor for a company, which we refer to as “Company B”, concerning its client’s interest in a potential business combination or other negotiated transaction with us. We made arrangements to meet with and understand Company B’s potential interest in our company. In April 2006, our senior management also contacted Company A in order to further discuss the development of a relationship between the two companies and the potential for Company A to participate in an investment being contemplated by us.

On May 3, 2006, we entered into a mutual confidentiality agreement with Company A. After preliminary discussions with Company A in early May 2006, Company A informed us that, while they remained interested in our company and the aluminum rolled products industry, they were not prepared to enter into a transaction with us at that time. No further discussions were held with Company A until October 2006.

During May and June 2006, we met on separate occasions with representatives of Company B to discuss possible strategic transactions. During these meetings, no non-public information was exchanged and our senior management explained to representatives of Company B our concern that our ongoing financial restatement and review process had resulted in a decline in our common share price, and we were of the belief that our share price was not reflective of the value of our company. However, as a result of these ongoing discussions, we entered into a mutual confidentiality agreement with Company B on June 9, 2006. The confidentiality agreement included a customary standstill provision.

At a meeting of our board of directors on June 29, 2006, members of our senior management briefed our board on discussions with Company B. The board of directors instructed our senior management to continue discussions with Company B and to keep the board of directors apprised of developments in the discussions.

On June 30, 2006, members of our senior management met with senior management from Company B to discuss the proposed structure of a potential transaction with Company B, including a merger transaction, an all cash purchase of Company B by us, or an all cash purchase of us by Company B. Company B also discussed their preliminary view of the potential synergies that could be realized in the combination of our two companies. We reiterated to Company B, that, in our management’s view, our share price at the time did not reflect the ongoing value and prospects of our company. After this meeting, we agreed to continue discussions with Company B; however, we had limited contact with Company B until August 2006 as it subsequently became apparent that Company B was engaged in the process of being acquired by a third party. As of the close of trading on June 30, 2006, the market price of our common shares was $21.58 per share.

In July 2006, we received a letter from Mr. Debu Bhattacharya, the managing director of Hindalco, requesting a meeting with our senior management. A meeting took place on August 2, 2006 between our senior management and representatives from Hindalco and the associated Aditya Birla Group of companies, during which Hindalco indicated that they had performed a significant evaluation of Novelis based upon publicly available information, and proposed a potential all cash acquisition of us by Hindalco. Our senior management indicated their view that our common share price did not reflect the future value of our stand alone strategic plan, but that we would consider Hindalco’s position and communicate with them after further consideration of the meeting. The parties did not exchange any non-public information at the meeting.

We formally engaged King & Spalding LLP, who we refer to as King & Spalding, to serve as our legal advisors and Morgan Stanley to serve as our financial advisors in connection with our potential alternatives in July and September 2006, respectively.

On August 5, 2006, Mr. Bhattacharya sent a letter to Mr. Sturgell outlining Hindalco’s proposal to acquire us in an all-cash transaction, which he stated contemplated the payment of a significant premium above our then current share price. No specific price was referenced by Mr. Bhattacharya in the letter.

During the evening of August 6, 2006, the chief executive officer of Company B contacted Mr. Sturgell to inform us that Company B was entering into an agreement to sell itself to a third party, which we refer to as Company B’s parent. Company B entered into the definitive acquisition agreement the next day. In early September 2006, the financial advisors for Company B, as was permitted by their acquisition agreement, contacted Morgan Stanley to inquire whether we were interested in acquiring Company B. Our senior management, in consultation with Morgan Stanley, evaluated the opportunity and concluded that at that time we were not interested in acquiring Company B at or above the per share price contemplated in Company B’s definitive acquisition agreement. At the direction of our senior management, Morgan Stanley reported this conclusion to Company B’s financial advisors.

On August 7, 2006, Mr. Sturgell responded to Mr. Bhattacharya’s letter of August 5, 2006 and restated his view that our then current common share price was not consistent with the long term value of the company given the capital markets’ focus on the non-operating financial difficulties related to the review and restatement of our financial statements for the first and second quarters of 2005 and the resulting delay in filing certain other periodic reports with the SEC. In subsequent communications between Mr. Bhattacharya and Mr. Sturgell in August 2006, we agreed to continue discussions with Hindalco, but expressed that our board of directors was focused on pursuing our current strategic plan.

At a meeting of our board of directors on August 23, 2006, our board discussed ongoing business initiatives and possible strategic alternatives. At the meeting, Morgan Stanley presented a preliminary capital markets review of Novelis. Following a brief overview of the fiduciary duties of directors and a review of the decision process a board must undertake in the face of an unsolicited takeover bid, Mr. Les Parrette, our general counsel, then introduced to the board our Canadian legal counsel, Osler, Hoskin & Harcourt LLP, who we refer to as Osler. Osler then reviewed with our board our takeover preparedness generally and our board’s fiduciary duties should an offer be received. At this meeting, the board also instructed our senior management to continue discussions with Hindalco and to keep the board apprised should there be further developments in the discussions.

On August 28, 2006, a meeting of our board of directors took place during which our directors accepted Mr. Sturgell’s resignation as chief executive officer. Mr. William Monahan, the chairman of our board of directors, was appointed as interim chief executive officer, and our board established an office of the chairman comprised of Mr. Blechschmidt, Mr. Clarence Chandran and Mr. Monahan. Following this meeting, the board engaged Faegre & Benson LLP, who we refer to as Faegre & Benson, to act as special legal counsel to the board relative to its observance of its fiduciary duties.

The chief executive officer of Company B contacted Mr. Monahan on August 28, 2006, and, referencing the resignation of Mr. Sturgell, reiterated Company B’s interest in pursuing a transaction with us. Mr. Monahan also spoke with Mr. Bhattacharya on August 29, 2006, and Mr. Bhattacharya also confirmed Hindalco’s continuing interest in pursuing a transaction with us.

On September 12, 2006, senior management of Company B contacted Mr. Monahan via telephone, and indicated that, subject to the completion of its acquisition by Company B’s parent, Company B would be willing to pay $26.00 to $26.50 per share in cash to acquire all of our common shares. As of the close of trading on September 12, 2006, the market price of our common shares was $21.50. Mr. Monahan responded that he would consider the proposal and respond to Company B. After discussing the proposal with Messrs. Blechschmidt and Chandran and Morgan Stanley, Mr. Monahan called senior management of Company B on September 14, 2006 and stated that, in his view, the proposed range of consideration failed to reflect the stand-alone value of our company and did not represent a meaningful premium to our common share price at the time. The parties agreed that Mr. Steven Fisher, our vice president, corporate development, and a designated member of Company B’s senior management would begin discussions to determine if Company B could improve their indicative bid and meetings between our companies were scheduled for early October 2006.

On September 13, 2006, Messrs. Blechschmidt, Monahan, Chandran and Fisher met with representatives of Hindalco and the Aditya Birla Group of companies to further discuss a possible sale of us to Hindalco. During this meeting there was no indication of the amount that Hindalco would be willing to pay in a possible acquisition, but representatives of Hindalco and the Aditya Birla Group of companies reiterated that the amount contemplated a payment of a significant premium above our trading price and stated that Hindalco would be able to provide an indication of price by mid-October 2006, following further meetings between the two companies.

On September 15, 2006, at a meeting of our board of directors, Messrs. Monahan and Fisher updated the board on the discussions with Company B and Hindalco. At this meeting, our board of directors instructed our senior management to continue discussions with Company B and Hindalco and to keep the board apprised should there be further developments in these discussions. The board also directed Morgan Stanley and management to prepare an information packet about us and to deliver such packet to Company B and Hindalco.

On September 26, 2006, we entered into a mutual confidentiality agreement with Hindalco in connection with a possible negotiated transaction. Pursuant to the terms of the confidentiality agreement, Hindalco was subject to a customary standstill provision.

The morning of September 29, 2006, our management participated in a teleconference call with investors and equity research analysts to provide guidance on our estimated results for 2006 and 2007 and to provide an update on our management’s projected timing for becoming current with our SEC filings. Our closing share price on September 29, 2006 of $25.59 was 11% higher than the previous day’s closing price.

Morgan Stanley and our senior management prepared and delivered the information packet, containing business and financial information about us, to Hindalco and to Company B on October 1, 2006 and October 3, 2006, respectively.

On October 5, 2006, members of our senior management and Morgan Stanley met with senior management of Company B and its financial advisor to discuss our business, results of operations and financial outlook.

On October 19, 2006, members of our senior management and Morgan Stanley met with representatives of Hindalco to discuss their review of the information provided in our information packet.

On or about October 19, 2006, at the request of our senior management, Morgan Stanley contacted Company A to inquire as to whether Company A was interested in pursuing a strategic transaction with us. Company A responded to Morgan Stanley on October 24, 2006, indicating that they were interested in conducting preliminary due diligence regarding a transaction with us. Accordingly, on October 24, 2006, we entered into a letter agreement with Company A amending the confidentiality agreement with Company A that we had entered into on May 3, 2006. The amendments to the confidentiality agreement included the insertion of a customary standstill provision.

Separately, on October 24, 2006, Mr. Monahan sent a letter to Hindalco requesting clarification of their position in relation to an acquisition of us and requested they provide a non-binding bid proposal by early November 2006.

At a meeting of the board on October 25, 2006, Mr. Fisher updated our board of directors on the status of communications with Company A, Company B and Hindalco.

On November 3, 2006, members of our senior management and Morgan Stanley provided Company A with an information packet about us and met with Company A’s chief executive officer and other senior managers of Company A to discuss our business, results of operations and financial outlook and a potential transaction with Company A.

We continued our discussions with Company B throughout November 2006. During a meeting with our senior management, Morgan Stanley and the senior management of Company B, Company B stated that it could not provide an indicative bid until completion of its acquisition by Company B’s parent, which was scheduled to take place in December 2006. However, Company B stated that its indicative bid could be higher than $30.00 per share in cash. We entered into a confidentiality agreement with Company B’s parent dated November 14, 2006, which contained a customary standstill provision.

Messrs. Monahan, Chandran, Fisher and Morgan Stanley met with senior management of Hindalco and representatives of the Aditya Birla Group of companies on November 8, 2006, during which Hindalco provided an indicative non-binding bid of $28.50 to $31.30 per share in cash. Following correspondence between Mr. Bhattacharya and Mr. Monahan on November 9, 2006, and further review by Hindalco of information that it had received from us, Mr. Bhattacharya indicated that Hindalco would adjust its indicative bid to $31.30 per share in cash. Mr. Monahan responded that Hindalco’s proposed price would, in his view, need to be further increased in order to be acceptable to us, but that we would continue our discussions with Hindalco. As of the close of trading on November 9, 2006, the market price of our common shares was $24.91 per share.

At a meeting of our board of directors on November 17, 2006, in order to provide for more efficiency in the bid process, our board formed an ad hoc committee of the board to assist the board and management in evaluating a possible transaction. Mr. Blechschmidt, Mr. Chandran, Mr. David Fitzpatrick and Mr. John Watson were appointed to the ad hoc committee. The ad hoc committee also determined at this time that Faegre & Benson would act as legal counsel to the ad hoc committee, as well as the board, in connection with any possible transaction.

At a meeting of the ad hoc committee of the board on November 20, 2006, Mr. Monahan provided an update on the status of the potential sale process, including our recent discussions with each of Company A, Company B and Hindalco.

On November 28 and 30, 2006, the ad hoc committee of our board met and Mr. Monahan provided an update on the status of discussions with each of Company A, Company B and Hindalco. Morgan Stanley reviewed with the ad hoc committee a draft of the materials they intended to present at the upcoming meeting of the board of directors on December 6 and 7, 2006. Separately, on that day our senior management met with representatives of Company B to conduct management presentations.

On December 5, 2006, Company A contacted Morgan Stanley and provided an indicative offer of $32.50 per share in cash. Company A proposed conducting due diligence during December 2006 and providing a more detailed proposal in early January 2007.

A meeting of our board of directors was held on December 6 and December 7, 2006. Morgan Stanley presented to our board its preliminary analysis of our stand-alone strategic plan and its views regarding the valuation of our company. The board of directors discussed the presentation with Morgan Stanley, including the company’s valuation in the capital markets and a review of risk factors related to our strategic plan. In light of the risks and challenges identified in our current strategic plan, our board of directors considered whether a change of control transaction may be in our best interests and the best interests of our shareholders. Morgan Stanley and Mr. Fisher also updated the board on the status of the sale process and discussed whether additional potential bidders should be approached by us. Morgan Stanley expressed its view that the bidders that were currently involved in the sale process represented the three most likely acquirors of our company and a competitive process could be achieved with these bidders. The board concurred with Morgan Stanley’s assessment and concluded that we should continue to monitor the process to determine if other bidders should be invited to participate in the sale process. Following further discussion, our board of directors instructed our senior management to continue its work to build its strategy to continue as an independent company and to simultaneously continue discussions with each of the bidders. At the meeting, the board was also given a brief summary of significant regulatory and contractual consents and approvals and other material impediments to a change of control transaction.

Throughout December, each of the three bidders continued to conduct business, financial and operational due diligence, including visits to certain of our sites.

On December 12, 2006, at a meeting of our board of directors, the board and Faegre & Benson agreed that in light of the increased frequency of the meetings of the board of directors to discuss the status of the proposed sale process, further meetings of the ad hoc committee of the board would be duplicative. Accordingly, at that time the board resolved to dissolve the ad hoc committee.

After completion of the acquisition of Company B by Company B’s parent, on December 19, 2006 Messrs. Monahan and Fisher and Morgan Stanley met with representatives of Company B during which Company B provided a non-binding indicative bid of $32.00 per share in cash and requested that we negotiate with Company B exclusively. Mr. Monahan stated to Company B that its non-binding indicative bid was not sufficient to distinguish Company B from the other bidders, and we would not agree to negotiate exclusively with them. On that same day, a meeting of the board of directors took place, during which Mr. Monahan updated the board on the status of discussions with each of the potential bidders and senior management answered the board’s questions concerning the transaction process, including inquiries related to contractual and other legal and regulatory impediments to pursuing a transaction with the bidders and whether we should approach other possible bidders. Our board of directors instructed senior management to continue to pursue discussions with each of Company A, Company B and Hindalco and to keep our board apprised of developments in the discussions.

On December 22, 2006, Morgan Stanley sent a bid process letter to each of Company B and Hindalco informing them that their final bids would be due at the end of January 2007. On December 26, 2006, we granted the bidders access to an on-line data room containing further information about our business and operations.

On December 28, 2006, at a meeting of our board of directors, Mr. Fisher updated the board on the progress of the potential transaction with each of Company A, Company B and Hindalco. Also at this meeting, our board appointed Mr. Blechschmidt as acting chief executive officer, replacing Mr. Monahan, and dissolved the office of the chairman of the board, effective January 2, 2007. Mr. Monahan remained as chairman of our board of directors.

On January 3, 2007, Company A delivered a letter to us providing a non-binding indicative bid of $32.50 per share in cash. Company A stated their proposal did not have any financing conditions and that they felt there were limited to no regulatory issues related to the acquisition of us by Company A. The letter also stated that Company A required compensation for its time, effort and expenses, including its due diligence expenses, to be incurred if they continued in the process and were not the successful bidder.

In a series of conversations between Company A, senior management and Morgan Stanley, Company A indicated that it may be willing to increase its non-binding indicative bid from $32.50 per share in cash, but that it required the implementation of a fee arrangement as referred to in their letter of January 3, 2007 to continue their investigation of a transaction.

On January 5, 2007, Messrs Blechschmidt and Fisher had a conversation with representatives of Company A regarding their proposed fee arrangement and were informed by representatives of Company A that it would not continue in the process unless some form of fee arrangement was implemented.

On January 4 and January 5, 2007, members of our senior management met with representatives of Company B for a series of management presentations. On the evening of January 4, 2007, Company B’s parent contacted Morgan Stanley and requested that they be permitted to add another financial sponsor to their buying group in order to improve the competitiveness of their bid proposal. After consultation with Morgan Stanley, our senior management approved Company B’s request. During the week of January 7, 2007, Company B continued to conduct operational due diligence and visited certain of our operating plants.

On January 8, 2007, at a meeting of our board of directors, Mr. Blechschmidt updated the board on his discussions with representatives of Company B and the board discussed the terms of Company A’s fee proposal. In the discussion, it was noted that retaining Company A in the process was important, in view of (1) the significance of maintaining the competitive nature of the sale process, (2) the attractiveness of Company A’s indicative offer of $32.50 per share in cash relative to the prices indicated by the other two interested parties, which were in the range of $31.30 to $32.00 per share in cash, and a willingness of Company A to consider a higher price depending upon the results of its due diligence investigation and (3) the likely degree of certainty of closing in a transaction with Company A and the time frame within which Company A could close a transaction compared to certain other bidders. After further discussion, our board agreed that senior management should continue their negotiation with Company A, with a view towards reaching agreement on the terms of Company A’s continued involvement in the sale process.

On January 12, 2007, we convened a meeting of our board of directors, during which Morgan Stanley presented a revised analysis of our stand-alone plan based on management’s latest financial projections. Following further discussion with senior management and Morgan Stanley, our board agreed that we should continue to explore the possibility of our entering into a change of control transaction. Mr. Blechschmidt then provided an update on the progress of discussions with each of Company A, Company B and Hindalco.

On January 12, 2007, Company A sent us a letter containing a revised non-binding, indicative proposal of $33.00 per share in cash. Company A’s proposal reiterated their request for compensation for their time, effort and expenses to continue their evaluation of a transaction. On January 13, 2007, after further confirmation that Company A was unwilling to proceed any further in the sale process without an agreement to compensate it for its time, effort and expense incurred in the process, we reached an oral agreement with Company A providing for the payment of a total fee of up to $20 million in order to assure that Company A would continue to participate in the sale process through February 7, 2007. We executed a formal fee agreement with Company A on January 17, 2007.

On January 17, 2007, Morgan Stanley distributed an updated bid process letter to Company A, Company B and Hindalco. The updated bid process letter required that each bidder’s final binding proposal be submitted to Morgan Stanley on Wednesday, February 7, 2006.

At a meeting of our board of directors on January 22, 2007, Mr. Blechschmidt updated our board on the progress of discussions with Company A, Company B and Hindalco. Presentations were made concerning the potential impediments to our ability to enter into a change of control transaction, an overview of the potential regulatory review process involved and an analysis of the related regulatory considerations relevant to each bidder. Our board also discussed the potential for significant regulatory issues raised by a transaction with Company B.

On January 25, 2007, media reports indicated that the Aditya Birla Group of companies was exploring the possibility of acquiring us for a total transaction value of $5 to $6 billion. On January 26, 2006, our common share price increased significantly on heavy volume until trading was halted on both the NYSE and the TSX. Shortly following the trading halt, we announced that we were in discussions with various parties that could lead to our potential sale. We also stated that there could be no assurance that any transaction would occur or as to the timing of any such potential transaction.

At a meeting of our board of directors on January 31, 2007, Mr. Blechschmidt described the recent media speculation concerning our proposed change of control transaction and the resulting press release we issued on January 26, 2007. After discussions regarding the significant increase in the trading price of our common shares following these events, the board approved engaging Evercore to act as an additional financial advisor to provide an opinion as to whether any consideration received in connection with any possible transaction was fair to our shareholders from a financial point of view. Mr. Fisher also described the status of discussions with each of Company A, Company B and Hindalco at the meeting.

On February 5, 2007, Company B’s chief executive officer contacted Mr. Blechschmidt, proposing a stock-for-stock combination with Company B instead of an all cash acquisition of us by Company B. On February 6, 2007, we received a letter from Company B confirming its proposal of a stock-for-stock transaction. The letter from Company B also stated that based on Company B’s analysis and assumptions, including assumptions relating to synergies, its proposed stock-for-stock transaction could result in a value of $45.00 per share to our shareholders in the form of continued ownership in the combined company. Later on the same day, Company B provided additional information about its proposal in an email to us that, based on Company B’s analysis and assumptions, ascribed a purported value to our shareholders in the range of as high as $49.00 to $62.00 per share.

A meeting of our board of directors was also held on February 6, 2007, and the board discussed Company B’s revised proposal. Morgan Stanley and the board noted that the value ascribed to Company B’s proposal by Company B relied upon achieving significant synergies in the operations of the two companies, at a level not previously discussed by Company B with us or by us and in circumstances where the risk of achieving these synergies would be borne, in part, by our shareholders. In addition, the board of directors noted that pursuing a potential stock-for-stock combination with Company B would take substantial time, due to the requirement for us to perform due diligence on Company B and the increased complexity of negotiating a stock-for-stock transaction. It was also discussed that Company B’s proposed transaction presented significant regulatory issues and uncertainties. Based on these discussions, the board of directors instructed senior management to respond to Company B by indicating that at this time the board did not intend to alter the bid process in light of Company B’s proposal, and that Company B’s proposal would be evaluated in the context of any proposals we received.

On February 7, 2007, we received proposals from Hindalco and Company A. Hindalco indicated that it was willing to pursue a transaction for a purchase price of $45.20 per share in cash, subject to customary regulatory approvals and no financing condition. Company A indicated that it was willing to pursue a transaction for a purchase price of $33.25 per share in cash, subject to customary regulatory approvals, certain third party consents and no financing condition.

On February 8, 2007, Morgan Stanley contacted Hindalco and Company A and asked, in each case, whether the bid submitted represented their best and final offer. Both parties confirmed to Morgan Stanley that they were unwilling to increase their price.

On that same day, King & Spalding and Torys LLP, Hindalco’s legal counsel and who we refer to as Torys, discussed the key terms of the Arrangement Agreement, financing commitments and related documentation with respect to Hindalco’s proposal. Based on these discussions, King & Spalding and Novelis delivered a revised draft of the Arrangement Agreement and related documentation to Torys and Hindalco during the evening of February 8, 2007.

Novelis and King & Spalding also discussed the Arrangement Agreement and related issues with Company A and its representatives on February 8, 2007 and February 9, 2007.

King & Spalding and Torys held further discussions on February 9, 2007 regarding the definitive documentation related to a proposed transaction with Hindalco and Hindalco’s financing. Based on these discussions, most substantive issues were resolved and legal counsel expressed the view that a definitive agreement could be reached between the parties within a short timeframe.

In addition, on February 9, 2007 Company B delivered a second letter to us reiterating its interest in pursuing a potential stock-for-stock acquisition of Company B by us and re-asserting a purported valuation for our shareholders in the range of $49.00 to $62.00 per share. The proposal suggested further synergies were available in addition to those previously asserted. Following receipt of this letter, our senior management and Morgan Stanley again reviewed Company B’s proposal of a potential stock-for-stock transaction. Our senior management and Morgan Stanley discussed Company B’s revised proposal, noting that the significant uncertainty of achieving the purported value had not been mitigated and pursuing the proposal could put at risk the more certain value to our shareholders of the all-cash bids we had received.

During the evening of February 9, 2007, Mr. Blechschmidt contacted Mr. Bhattacharya to explain that he was prepared to present Hindalco’s proposal to our board of directors, provided that the parties were able to complete draft documentation and reach agreement on all significant deal points in advance of our board meeting scheduled for the next day. During the conversation, Mr. Blechschmidt disclosed the terms of the fee letter that we had entered into with Company A. After discussion, Mr. Blechschmidt and Mr. Bhattacharya agreed to present the transaction to their respective boards at a price of $44.93 per share in cash, reflecting a $0.27 reduction of Hindalco’s original bid for the cost of the fee payable to Company A.

On the morning of February 10, 2007, King & Spalding and Torys held further discussions on the definitive documentation related to the transaction and reached agreement on all significant deal points.

Our board of directors met on February 10, 2007 at the offices of King & Spalding.

Osler and Faegre & Benson reviewed with the directors their fiduciary duties with respect to the proposed transaction.

Mr. Blechschmidt explained that Company A was unwilling to increase their bid proposal. Mr. Blechschmidt also noted that Company A’s proposed Arrangement Agreement terms, as reflected in its submitted mark-up of the Arrangement Agreement and in discussions with legal counsel, were significantly more conditional in nature than those submitted by Hindalco.

Mr. Blechschmidt then briefed our board of directors on the proposal received from Company B. Morgan Stanley and the board noted and discussed again the significant assumptions in Company B’s proposal, including the significant synergies assumed. The board and Morgan Stanley discussed the risk to our shareholders that such value would not be reflected in the market price of the combined company and therefore not realized by our shareholders. In addition, the board discussed that pursuing Company B’s proposed transaction would take substantial time, presented potentially significant regulatory issues, and might place at risk the ability to consummate an all cash transaction with Company A or Hindalco.

Mr. Blechschmidt then discussed Hindalco’s proposal. In particular, he noted the premium offered by Hindalco’s bid over both Company A’s bid and the current trading price to our common shares. At Mr. Blechschmidt’s request, King & Spalding reviewed with the board the terms of Hindalco’s proposed Arrangement Agreement. Following this discussion, Mr. Blechschmidt noted that Hindalco’s proposal did not contain a financing condition, posed very limited regulatory concerns and provided a relatively high degree of deal certainty.

Morgan Stanley presented their financial analysis of the proposals received and an analysis of the valuation of Novelis as a standalone company. During this discussion, the board noted the risks and challenges in executing our current strategic plan and realizing value for the shareholders in excess of the value offered by the Hindalco bid. The board also noted the fact that no additional bidders emerged following the public announcement on January 26, 2007 that we were in discussions related to a potential sale of Novelis.

Each of Morgan Stanley and Evercore then presented an analysis of the proposed transaction with Hindalco and delivered opinions indicating that, as of the date thereof and based upon and subject to the factors and assumptions set forth in the opinions, the $44.93 per share in cash to be received by our shareholders pursuant to the Arrangement Agreement in the Hindalco proposal was fair from a financial point of view to our shareholders.

Following this discussion, the board unanimously determined to approve the Arrangement and the Arrangement Agreement and to recommend that our shareholders approve the Arrangement Resolution.

During the evening of February 10, 2007, the Arrangement Agreement and the related documents were finalized, and the Arrangement Agreement was executed. The parties issued a press release announcing the execution of the Arrangement Agreement on February 11, 2007.

Reasons for the Arrangement

Our board of directors, acting with the advice and assistance of its legal and financial advisors and our management, evaluated Hindalco’s proposal, including the terms and conditions of the Arrangement Agreement with Hindalco and Acquisition Sub. After careful deliberation, at a February 10, 2007 meeting described above under “Background of the Arrangement,” our board of directors by a unanimous vote determined that the Arrangement is fair to our shareholders and is in our best interest. In reaching these determinations, our board considered the following factors and potential benefits of the Arrangement, each of which the board believes supported its decision:

•	the board’s belief, after a thorough, independent review, that the value offered to shareholders in the Arrangement was more favorable to shareholders than the potential value that might have resulted from other strategic opportunities reasonably available to Novelis, including remaining an independent company and pursuing the current strategic plan, pursuing acquisitions or pursuing a sale to Company A or Company B or another company in the same or a related industry, or a stock-for-stock business combination with Company B or another company in the same or a related industry, in each case taking into consideration the potential rewards, risks and uncertainties associated with those other options;

•	the current and historical market prices of our common shares relative to those of other industry participants and general market indices, and the fact that the $44.93 per share in cash to be paid as consideration for the Arrangement represents a 17% premium to closing price of our common shares on February 9, 2007 and a 49% premium to the closing price of our common shares on January 25, 2007, the day before we announced that we were negotiating with potential buyers;

•	the fact that the Arrangement consideration of $44.93 per common share was achieved through a competitive, multi-party process and that the course of negotiations between us and Hindalco resulted in a price per common share that was higher than the original offer price from Hindalco and in the board of directors’ judgment more favorable than any other indications of interest received by us from any other potential acquirer;

•	the board’s belief that no other opportunity reasonably available to Novelis would provide greater value to its shareholders within a timeframe comparable to that in which the Arrangement is expected to be completed, and the fact that the cash consideration of $44.93 per share allows Novelis’ shareholders to realize in the near term a value, in cash, for their investment that is fair and provides our shareholders certainty of value for their shares;

•	the financial and other terms of the Arrangement Agreement as reviewed by our board of directors;

•	the fact that Hindalco’s obligation to perform under the terms of the Arrangement Agreement is not subject to a financing condition;

•	the board’s belief in the high probability that the Arrangement will be completed based on, among other things, the lack of significant regulatory risks;

•	our ability, under the Arrangement Agreement, under certain circumstances, to consider and respond to an unsolicited written bona fide acquisition proposal, and if, after consultation with our financial advisors, the board of directors determines in good faith that such acquisition proposal is a superior proposal, and Hindalco chooses not to propose improvements to the Arrangement Agreement to make the original Arrangement Agreement equal or superior, our ability to terminate the Arrangement Agreement and accept the superior proposal upon the payment of a termination fee of $100 million, and our belief that this termination fee is reasonable in the context of break-up fees that have been negotiated in other transactions and would not preclude another party from making a competing proposal;

•	our ability, under the Arrangement Agreement, to withdraw, modify or amend our recommendation that shareholders vote to approve the Arrangement Resolution under certain circumstances, subject to our payment of a termination fee of $100 million if Hindalco elects to terminate the Arrangement Agreement; and

•	the financial analyses and written opinions prepared by our financial advisors, Morgan Stanley and Evercore, to the effect that, as of February 10, 2007 and based upon and subject to the factors set forth in such opinions, the $44.93 in cash per common share to be received by the holders of our outstanding common shares pursuant to the Arrangement Agreement is fair from a financial point of view to our shareholders.

Our board also considered a variety of risks and other potentially negative factors concerning the Arrangement, including the following:

•	the possibility that Hindalco will be unable to obtain the requisite financing proceeds, including obtaining the debt financing proceeds from its lenders;

•	the risks and costs to Novelis if the Arrangement is not closed, including the diversion of management and employee attention, employee attrition and the effect on business and customer relationships;

•	the fact that the our shareholders will not participate in any future earnings or growth of Novelis as we will no longer exist as an independent, publicly traded company and will not benefit from any appreciation in the value of Novelis’ common shares after the Arrangement, including any value that could be achieved in the event Novelis is acquired in the future by a strategic buyer or as a result of improvements in operations;

•	the fact that an all-cash transaction would be taxable to our shareholders for U.S. and Canadian federal income tax purposes; and

•	the fact that, pursuant to the Arrangement Agreement, we must generally conduct our business in the ordinary course, and that we are subject to a variety of other restrictions on the conduct of our business prior to the closing of the Arrangement or the termination of the Arrangement Agreement without the consent of Hindalco (not to be unreasonably withheld or delayed), which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company.

The foregoing discussion of the factors considered by our board includes the material factors considered by our board of directors in its consideration of the Arrangement Agreement and the Arrangement, but is not intended to be exhaustive. After considering these factors, the board of directors concluded that the positive factors relating to the Arrangement Agreement and the Arrangement outweighed the potential negative factors. In view of the wide variety of factors considered by the board of directors, and the complexity of these matters, our board did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of the board of directors may have assigned different weights to various factors. Our board of directors by a unanimous vote approved the Arrangement Agreement and recommended that our shareholders approve the Arrangement Resolution based upon the totality of the information presented to and considered by it.

Opinion of Morgan Stanley

Pursuant to a letter agreement dated as of November 2, 2006, we engaged Morgan Stanley to provide financial advisory services in connection with our potential sale. At the meeting of our board of directors on February 10, 2007, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing that, based upon and subject to the various considerations set forth in the opinion, the consideration to be received by our shareholders in the Arrangement is fair from a financial point of view to such shareholders.

The full text of the written opinion of Morgan Stanley, dated February 10, 2007, which sets forth among other things, assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as Annex D to this Proxy Statement/Circular. Shareholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion is directed to our board of directors and addresses only the fairness, from a financial point of view, of the consideration to be received by our shareholders in the Arrangement as of the date of the opinion and does not address any other aspect of the Arrangement (including how any shareholders should vote with respect to the approval of the Arrangement Resolution or the availability of the proposed financing for the transaction).

In connection with rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain of our publicly available financial statements and other business and financial information;

•	reviewed certain of our internal financial statements and other of our financial and operating data prepared by our management;

•	reviewed certain financial projections prepared by our management;

•	discussed our past and current operations and financial condition and our prospects with our senior executives;

•	reviewed the reported prices and trading activity for our common shares;

•	compared our financial performance and the prices and trading activity of our common shares with that of certain other comparable publicly-traded companies and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in discussions and negotiations among our representatives, Hindalco’s representatives and certain other parties and their financial and legal advisors;

•	reviewed certain drafts of the Arrangement Agreement, the commitment letters relating to the debt and equity financing to be obtained by Hindalco and certain related documents; and

•	performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

In rendering its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information supplied or otherwise made available to Morgan Stanley by us for the purposes of its opinion. With respect to the financial projections, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of our future financial performance.

Morgan Stanley assumed that the executed versions of the Arrangement Agreement would not differ in any material respect from the last drafts reviewed by Morgan Stanley. Morgan Stanley assumed that the Arrangement will be consummated in accordance with the terms set forth in the Arrangement Agreement without any waiver, amendment or delay of any terms or conditions including, among other things, that

Hindalco will obtain financing for the acquisition in accordance with the terms set forth in the commitment letters. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the transaction contemplated in the Arrangement Agreement, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed transaction. Morgan Stanley is not a legal, tax or regulatory advisor and relied upon, without independent verification, the assessment of us and our legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion on any impact of the Arrangement on the tax treatment of any prior corporate restructuring involving us or otherwise. Morgan Stanley did not make any independent valuation or appraisal of our assets or liabilities, nor was it furnished with any such appraisals.

Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it, as of February 10, 2007. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated February 10, 2007. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

Historical Share Price

Morgan Stanley reviewed the performance of our common shares and compared such performance with the stock performance of (1) the companies comprising a metal processing company index (the “Metal Processing Company Index”), which consists of the following companies: Reliance Steel & Aluminum Co., Quanex Corp., Gibraltar Industries, Inc., Accuride Corp. and Steel Technologies Inc. and (2) the companies comprising a rigid packaging company index (the “Rigid Packaging Company Index”), which consists of the following companies: Owens-Illinois Inc., Ball Corporation and Crown Holdings, Inc. The index companies included in this analysis were chosen because they operate in and are exposed to similar lines of business as us.

Morgan Stanley observed that during the period from January 25, 2007 (the day prior to our public announcement that we were in communications with various parties that could lead to our sale) (the “Unaffected Date”) to February 9, 2007 (the last trading day prior to the announcement of the execution of the Arrangement Agreement), the price per share of our common shares increased 27.9%. Our common shares closed at $30.13 per share (the “Unaffected Price”) on January 25, 2007 and closed at $38.54 per share on February 9, 2007. In comparison, during the period from January 25, 2007 to February 9, 2007, the Metal Processing Company Index increased 3.1% and the Rigid Packaging Company Index increased 2.3%.

Morgan Stanley also noted that the trading range for the 52-week period ended January 25, 2007 for our common shares was from $18.03 per share to $30.57 per share and compared that to the consideration to be received by our shareholders in the Arrangement of $44.93 per share. Morgan Stanley noted that the implied premium of the consideration to be received by our shareholders in the Arrangement of $44.93 per share when compared to the Unaffected Price was 49.1%.

Securities Research Analysts’ Future Price Targets

Morgan Stanley reviewed the twelve-month public market trading price targets for our common shares prepared and published by securities research analysts prior to the Unaffected Date. These targets reflected each securities research analyst’s estimate of the future public market trading price of our common shares. Morgan Stanley discounted the securities research analysts’ price targets back twelve months to arrive at a range of present values of these targets. Morgan Stanley arrived at a range of present values from approximately $11 per share to $29 per share.

Peer Group Comparison

Morgan Stanley compared certain of our financial information with publicly-available information for peer group companies that operate in and are exposed to similar lines of business as us, namely companies in (1) the downstream metal processing industry, and (2) the rigid packaging industry. The peer group of downstream metal processing companies included:

•	Reliance Steel & Aluminum Co.

•	Quanex Corp.

•	Gibraltar Industries, Inc.

•	Accuride Corp.

•	Steel Technologies, Inc.

•	Aleris International, Inc.

The peer group of rigid packaging companies included:

•	Owens-Illinois, Inc.

•	Ball Corporation

•	Crown Holdings, Inc.

•	Silgan Holdings Inc.

•	Rexam plc.

For this analysis, Morgan Stanley examined estimates for the peer groups based on consensus securities analysts’ research provided by I/B/E/S International Inc. (“I/B/E/S”) and public filings for each of the companies in the peer group. The following table presents, as of February 6, 2007, the low, high and median of the ratio of aggregate value, defined as market capitalization plus total debt plus minority interests less cash and cash equivalents, to estimated calendar year 2006 earnings before interest taxes and depreciation (“EBITDA”) and to estimated calendar year 2007 EBITDA. Morgan Stanley then compared this information to similar information for us based on the Unaffected Price and based on the consideration to be received by our shareholders in the Arrangement.

	Aggregate Value /		Aggregate Value /
Metal Processing	2006E EBITDA		2007E EBITDA

Low	4.7	x	4.7x
High	7.4	x	8.5x
Median	6.2	x	6.0x
Novelis (Unaffected Price)	7.1	x	6.8x
Arrangement Agreement Consideration	8.6	x	8.3x

	Aggregate Value /		Aggregate Value /
Rigid Packaging	2006E EBITDA		2007E EBITDA

Low	7.1	x	6.9x
High	9.5	x	8.2x
Median	8.1	x	7.4x
Novelis (Unaffected Price)	7.1	x	6.8x
Arrangement Agreement Consideration	8.6	x	8.3x

Trading multiples for our common shares were calculated based on management’s adjusted EBITDA estimates for calendar years 2006 and 2007 (“Adjusted EBITDA”). Adjusted EBITDA was developed with our management to reflect the ongoing operating performance of the business, and excludes non-recurring, non-operational effects on our financial results, such as the negative impact of certain customer contracts with aluminum price ceiling provisions (net of the realized gains on hedges implemented to off-set such negative impacts). Aggregate value for Novelis, as calculated for the purposes of this analysis, includes the present value of the negative free cash flows from the price ceiling provisions.

Morgan Stanley noted trading multiple ranges for the peer group companies of 7.0x to 8.0x 2006 EBITDA and 6.5x to 7.0x 2007 EBITDA. Morgan Stanley compared these ranges to multiples for us of 8.6x 2006 Adjusted EBITDA and 8.3x 2007 Adjusted EBITDA as implied by the consideration to be received by our shareholders in the Arrangement.

No company utilized in the peer group comparison analysis is identical to us. In evaluating the peer group, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control, such as the impact of competition on our business or the industry generally, industry growth and the absence of any material adverse change in our financial condition and prospects or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using peer group data.

Analysis of Selected Precedent Transactions

Using publicly available information, Morgan Stanley reviewed the terms of selected precedent transactions in which the targets were companies or divisions that operate in and were exposed to similar lines of business as us. For this analysis Morgan Stanley reviewed the following transactions:

Target	Acquiror	Announcement Date

Norsk Hydro ASA, European Automotive Castings Business	Tenedora Nemak, S.A. de C.V.	27 November 2006
JW Aluminum Company	Wellspring Capital Management, L.L.C.	8 November 2006
Aleris International Inc.	TPG Advisors IV, Inc. and TPG Advisors V, Inc.	8 August 2006
Corus Group plc, Downstream Aluminum Business	Aleris International Inc.	17 March 2006
JW Aluminum Company	Superior Plus Income Fund	29 September 2005
Euramax International Inc.	Goldman Sachs Group, Merchant Banking Division	12 April 2005
Commonwealth Industries Inc.	Aleris International Inc. (formerly IMCO Recycling Inc.)	17 June 2004
Sapa AB	Elkem ASA	1 August 2004
VAW Aluminium AG	Norsk Hydro ASA	7 January 2002
Wells Aluminum Corp.	Norsk Hydro ASA	24 January 2000
Noranda Aluminum, Inc.’s Scottsboro Rolling Facility and Excel Extrusions Inc.	McCook Metals Group LLC and Alcoa Inc.	7 January 2000
Indalex, Inc.	Caradon Inc.	28 July 1999
Century Aluminum Co., Fabrication Business	Pechiney Rolled Products LLC	26 July 1999

For each of the transactions above, Morgan Stanley reviewed the price paid and calculated the ratio of aggregate value to last twelve-month (“LTM”) EBITDA. Morgan Stanley compared this information to similar information for us based on the consideration to be received by our shareholders in the Arrangement. The following table presents the high, low and median aggregate value to LTM EBITDA for the precedent transactions:

Aggregate Value/
LTM EBITDA

Low	5.4x
High	10.8x
Median	6.3x
Arrangement Agreement Consideration	8.6x

Morgan Stanley noted a multiple range of 6.5x to 7.5x of LTM EBITDA for selected precedent transactions and compared such range to a multiple for us of 8.6x LTM Adjusted EBITDA implied by the consideration to be received by our shareholders in the Arrangement.

No company or transaction utilized as a comparison in the selected precedent transactions analysis is identical to us or the Arrangement. In evaluating the transactions listed above, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control, such as the impact of competition on our business or the industry generally, industry growth and the absence of any adverse material change in our financial condition and prospects or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable transaction data.

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis, which is an analysis of the present value of projected unlevered free cash flows using terminal year EBITDA multiples. Morgan Stanley analyzed our business using publicly-available information, information obtained from discussions with our management and certain financial forecasts prepared by our management for the fiscal years 2006 through 2011. The terminal value was calculated by applying terminal multiples ranging from 6.5x to 7.0x to an average of the Adjusted EBITDA for calendar years 2005 through 2011 as estimated by our management. For purposes of this analysis, Morgan Stanley calculated our discounted unlevered free cash flow value using discount rates ranging from 10.0% to 12.0%. The range of discount rates was selected based upon an analysis of our weighted average cost of capital and on the experience and judgment of Morgan Stanley.

Morgan Stanley analyzed our business using three financial forecasts prepared by our management. Using a scenario that assumed consistent aluminum rolled product shipment growth and increasing profitability over the forecast period (“Case A”), the result of the discounted cash flow analysis implied a range of values for our common shares of approximately $28 to $38 per share. Using a scenario that contemplated an economic downturn occurring in 2009 (“Case B”), the result of the discounted cash flow analysis implied a range of values for our common shares of approximately $25 to $32 per share. Using a scenario that contemplated a similar economic downturn as in Case B but occurring in 2007 (“Case C”), the result of the discounted cash flow analysis implied a range of values for our common shares of approximately $21 to $28 per share.

In summary the analyses implied the following ranges of value per share of our common shares:

Value per share

Case A	$28 to $38
Case B	$25 to $32
Case C	$21 to $28

Morgan Stanley compared the range of per share values observed in each of its discounted cash flow analyses with the consideration to be received by our shareholders in the Arrangement of $44.93 per share.

Leveraged Buyout Analysis

Morgan Stanley performed a leveraged buyout analysis to estimate the theoretical purchase price that a financial buyer could pay in an acquisition of us taking into account our potential pro forma leverage structure that could result from financing such acquisition under customary market terms and assuming that such financial buyer would attempt to realize a return on its investment in calendar year 2011. Estimated financial data for us were based on Cases A, B and C, as provided by our management. Estimated exit values for us were calculated by applying a range of exit value multiples of 6.5x to 7.0x to an average of the Adjusted EBITDA for calendar years 2005 through 2011 as estimated by our management. Morgan Stanley then derived a range of theoretical purchase prices based on an assumed required internal rate of return for a financial buyer of between 15 and 25%.

This analysis implied the following ranges of value per share of our common shares:

Value per share

Case A	$25 to $34
Case B	$22 to $30
Case C	$20 to $27

In connection with the review of the Arrangement by our board of directors, Morgan Stanley performed a variety of financial and comparative analyses for purposes of its opinion given in connection therewith. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analysis and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of our actual value.

In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of Morgan Stanley’s analysis of the fairness from a financial point of view of the consideration to be received by our shareholders in the Arrangement, and were conducted in connection with the delivery of the Morgan Stanley opinion to our board of directors. These analyses do not purport to be appraisals or to reflect the prices at which our common shares might actually trade. The consideration to be received by our shareholders in the Arrangement and other terms of the Arrangement Agreement were determined through arm’s-length negotiations between Hindalco and us and were approved by our board of directors. Morgan Stanley provided advice to us during such negotiations; however, Morgan Stanley did not recommend any specific consideration to us or that any specific consideration constituted the only appropriate consideration for the proposed transaction. In addition, as described above, Morgan Stanley’s opinion and presentation to our board of directors was one of many factors taken into consideration by our board in making its decision to approve the Arrangement Agreement. Consequently, the Morgan Stanley analyses as described above should not be viewed as determinative of the opinion of our board of directors with respect to our value or determinative of whether our board of directors would have been willing to agree to a different consideration.

Our board of directors retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise and its knowledge of our business affairs. Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the past, Morgan

Stanley has provided financial advisory and financing services to us and has received fees for the rendering of these services. In the ordinary course of business, Morgan Stanley may from time to time trade in our or Hindalco’s securities or indebtedness or those of any other company, currency or commodity that may be involved in this transaction, for its own account, the accounts of investment funds and other clients under the management of Morgan Stanley and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities or indebtedness.

Pursuant to the letter agreement dated as of November 2, 2006, Morgan Stanley provided financial advisory services and a financial fairness opinion to our board of directors in connection with the Arrangement, and we agreed to pay Morgan Stanley a customary fee in connection therewith, a substantial portion of which is contingent upon the closing of the Arrangement. We also agreed to reimburse Morgan Stanley for its reasonable, documented expenses incurred in performing its services. In addition, we agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement.

Opinion of Evercore

On February 10, 2007, Evercore delivered its oral opinion to our board of directors, which opinion was subsequently confirmed in writing on February 10, 2007, to the effect that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the $44.93 cash consideration to be received by shareholders per share, other than dissenting holders’ shares and any of our common shares that are held by Hindalco, Acquisition Sub or any of their affiliates (the “Excluded Shares”), is fair, from a financial point of view as of the date of such opinion, to our shareholders.

The full text of the written opinion of Evercore, dated February 10, 2007, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, is contained in Annex E to this Proxy Statement/Circular and is incorporated by reference into this Proxy Statement/Circular. We encourage you to read the opinion in its entirety.

Evercore’s opinion is directed to our board of directors, addresses only the fairness from a financial point of view of the $44.93 per share in cash consideration to be received by our shareholders, other than holders of Excluded Shares, pursuant to the Arrangement Agreement and does not address any other aspect of the Arrangement or constitute a recommendation to any of our shareholders as to how to vote at the Meeting. The following is a summary of Evercore’s opinion and the methodology that Evercore used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

In connection with rendering its opinion, Evercore, among other things:

•	reviewed certain of our publicly available audited and unaudited financial statements;

•	reviewed certain of our internal financial statements and other of our financial statements and non-public operating data that were prepared and furnished to Evercore by our management;

•	reviewed certain financial projections relating to us prepared and furnished to Evercore by our management;

•	discussed our past and current operations, financial projections and current financial condition with our management;

•	reviewed the reported prices and trading activity of our common shares;

•	reviewed the transaction process conducted on our behalf;

•	compared certain of our financial information with that of certain publicly-traded companies that Evercore deemed relevant;

•	reviewed the financial terms of certain business combinations and other transactions that Evercore deemed relevant and compared the valuation multiples in those transactions to those contemplated by the Arrangement;

•	reviewed the Arrangement Agreement; and

•	performed such other analyses and examinations and considered such other factors as Evercore in its sole judgment deemed appropriate.

For purposes of its analysis and opinion, Evercore did not assume any responsibility for independently verifying the accuracy and completeness of the information reviewed by or reviewed for Evercore. With respect to our financial projections which were furnished to Evercore, Evercore assumed that such financial projections were reasonably prepared by us, on bases reflecting the best currently available estimates and good faith judgments of the future competitive, operating and regulatory environments and our related financial performance. Evercore expressed no view as to any such financial projections or the assumptions on which they were based. Evercore neither made nor assumed any responsibility for making any independent valuation or appraisal of our assets or liabilities, nor was Evercore furnished with any such appraisals. Evercore is not a legal, regulatory, accounting or tax expert and assumed the accuracy and completeness of assessments by our advisors with respect to such issues. Evercore expressed no opinion on any impact of the Arrangement on the tax treatments of any prior corporate restructuring involving us. Evercore assumed that the Arrangement will be consummated in accordance with the terms set forth in the Arrangement Agreement without any waiver, amendment or delay of any term, condition or agreement set forth therein. Evercore further assumed that all required governmental, regulatory or other consents and approvals necessary for the consummation of the Arrangement will be obtained without any material adverse effect on us.

Evercore’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information and the Arrangement Agreement and related exhibits and schedules thereto made available to Evercore as of, the date of its opinion. Subsequent developments may affect Evercore’s opinion and Evercore does not have any obligation to update, revise or reaffirm its opinion. Evercore’s opinion does not address our underlying business decision to effect the Arrangement and Evercore expressed no opinion or recommendation as to how our shareholders should vote at the Meeting to be held in connection with the Arrangement.

In addition, Evercore was not requested to and did not provide advice concerning the structure, the specific amount of the consideration, or any other aspects of the Arrangement contemplated by the Arrangement Agreement, nor was Evercore requested to provide services other than the delivery of its opinion. Evercore was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition of, business combination with, or other extraordinary transaction involving, us. Evercore did not participate in the multi-party auction process conducted on our behalf or in the negotiations with respect to the terms of the Arrangement.

Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness from a financial point of view of the Arrangement consideration to be received by our shareholders, other than holders of Excluded Shares, pursuant to the Arrangement Agreement.

Evercore provided a fairness opinion to our board of directors pursuant to a letter agreement dated February 2, 2007 and we agreed to pay Evercore a customary fee in connection therewith. In addition, we have agreed to reimburse Evercore’s reasonable and customary expenses and to indemnify Evercore against certain liabilities arising out of its engagement, including certain liabilities under the federal securities laws. No portion of Evercore’s fee or expense reimbursement is contingent upon the successful completion of the Arrangement or the conclusions reached in Evercore’s opinion.

We engaged Evercore to act as a financial advisor based on its qualifications, experience and reputation and its knowledge of our business. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes. In the ordinary course of business, the affiliates of Evercore may actively trade in the debt and equity securities, or options on securities, of Hindalco or us, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

Set forth below is a summary of the material financial analyses presented by Evercore to our board of directors in connection with rendering Evercore’s opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 9, 2007, and is not necessarily indicative of current market conditions.

The following summary of financial analyses includes information presented in tabular format. You should read these tables together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

Analysis of Historical Trading Prices and Implied Arrangement Premiums

Evercore reviewed the historical closing prices of our common shares since January 6, 2005, the first day of trading on a “when issued” basis of our common shares after our spin-off from Alcan Inc., and calculated the average daily closing prices of our common shares over various time periods, and noted the closing share price on selected dates including and prior to February 9, 2007. Evercore then calculated and compared the premium that the Arrangement consideration of $44.93 per share represented relative to the average daily closing prices of our common shares for the selected periods and dates. The results of these calculations are summarized below:

		Premium of Arrangement
		Consideration
	Historical	of $44.93 per Share
	Share	to Historical
	Price	Share Price

February 9, 2007 (the last trading day prior to announcement of the Arrangement)	$38.54	16.6%
January 25, 2007 (Day Prior to Announcement of Possible Sale)(1)	$30.13	49.1%
January 18, 2007 (1 Week Prior to Announcement of Possible Sale)	$29.51	52.3%
December 28, 2007 (4 Weeks Prior to Announcement of Possible Sale)	$27.47	63.6%
1 Month Average(2)	$28.61	57.0%
3 Month Average(3)	$27.06	66.0%
1 Year Average(4)	$22.68	98.1%
November 15, 2006(5)	$24.94	80.2%
January 6, 2005 (Price at Spin-off)(6)	$24.49	83.5%
February 8, 2007 (Maximum since Spin-off)	$39.10	14.9%

(1)	Unaffected Date.

(2)	One Month Average includes trading days from December 25, 2006 through January 25, 2007.

(3)	Three Month Average includes trading days from October 25, 2006 through January 25, 2007.

(4)	One Year Average includes trading days from January 25, 2006 through January 25, 2007.

(5)	Day prior to which our shares experienced significant share price appreciation and volume expansion with no apparent cause.

(6)	Day on which our common shares began trading on a “when issued” basis on the Toronto and New York stock exchanges.

Discounted Cash Flow Analysis

Evercore performed a discounted cash flow analysis (“DCF”) which calculates the present value of a company’s future cash flows based upon assumptions with respect to such cash flows and assumed discount rates. Evercore’s DCF analysis of us was based upon three sets of financial projections prepared and furnished to Evercore by our management (Case A, Case B and Case C). Our management prepared the three cases of financial projections based upon different assumptions regarding business and industry trends. Management indicated that Case A reflected stable business and industry trends that would produce steady growth and improving margins for us during the projection period (2007-2011). Case B assumed a downturn in 2009 that would reduce revenues and depress margins for the remaining years in the projection period (2010-2011). Case C assumed a downturn in 2007 that would reduce revenues and depress margins for the remaining years of the projection period (2008-2011).

Evercore calculated a range of implied per share values for our common shares determined by: (1) adding (a) the implied present value of our forecasted unlevered free cash flows over the five-year period from January 1, 2007 to December 31, 2011, determined using a weighted average cost of capital range of between 10.0% and 12.0% (weighted average cost of capital is a measure of the average expected return on all of a company’s securities or loans based on the proportions of those securities or loans in such company’s capital structure), and (b) the implied present value of the terminal value of our future cash flows as of December 31, 2011, calculated as described below, and discounting the result over a five-year period using a weighted average cost of capital range of between 10.0% and 12.0%; (2) deducting our debt, net of estimated cash, as of December 31, 2006; and (3) dividing the amount resulting from the calculation described in (1) and (2) above by the number of our common shares outstanding, adjusted for certain stock options outstanding using the treasury stock method, as of the date of the Arrangement Agreement.

Evercore calculated our terminal value using two methodologies, both based on estimates of adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, which is referred to as Adjusted EBITDA. Evercore believes that Adjusted EBITDA better reflects our ongoing operating performance by excluding certain non-recurring and non-operational items, such as the negative impact of certain customer contracts with aluminum price ceiling provisions (net of realized gains on hedges implemented to offset such negative impacts). Evercore calculated the terminal values by (1) multiplying average Adjusted EBITDA for the 2005-2011 period by a range of multiples of 6.0x to 7.0x and (2) multiplying Adjusted EBITDA estimated for fiscal year 2011 by a range of multiples of 5.5x to 6.5x.

This analysis yielded implied per share present values of our common shares as shown below:

(1) Price Per Share Based on Average Adjusted EBITDA

	Case A	Case B	Case C

Low	$26.92	$22.12	$18.59
High	$37.91	$32.26	$28.25

(2) Price Per Share Based on 2011 Adjusted EBITDA

	Case A	Case B	Case C

Low	$31.00	$23.15	$21.15
High	$43.77	$34.13	$32.08

This compares to the Arrangement consideration of $44.93 per share.

Leveraged Buyout Analysis

Evercore performed a leveraged buyout analysis of us in order to ascertain the price of our common shares which might be attractive to a potential financial buyer based upon three sets of financial projections prepared and furnished to Evercore by our management (Case A, Case B and Case C).

Evercore assumed the following in its analysis: (1) a leverage multiple of 6.5x LTM EBITDA, adjusted for certain items to reflect the ongoing profitability of the business; (2) a projected 2011 Adjusted EBITDA exit multiple ranging from 5.5x to 6.5x; (3) 5.0% of our ownership was granted to management in the form of options with an exercise price equal to the transaction buy-in price; and (4) an equity investment that would achieve an annual rate of return over the four year and six month period of between 18.0% and 24.0%. This analysis yielded implied per share present values of our common shares as shown below:

	Case A	Case B	Case C

Low	$29.68	$24.69	$23.62
High	$39.67	$32.58	$31.23

This compares to the Arrangement consideration of $44.93 per share.

Present Value of Future Share Price Analysis

Evercore performed a present value of future shares price analysis of us based upon three sets of financial projections prepared and furnished to Evercore by our management (Case A, Case B and Case C).

Evercore calculated a range of implied per share values for our common shares determined by (1) calculating the implied terminal value per share by multiplying the Adjusted EBITDA estimated for fiscal year 2011 by 5.5x, 6.0x and 6.5x adjusted for net debt and shares estimated to be outstanding on December 31, 2011 and (2) calculating the present value of the implied share price by discounting the amount resulting from the calculation described in (1) above over a 5-year period using an assumed equity cost of capital of between 14.0% and 16.0%. This analysis yielded implied per share present values of our common shares as shown below:

	Case A	Case B	Case C

Low	$30.47	$24.11	$22.59
High	$39.80	$31.93	$30.28

This compares to the Arrangement consideration of $44.93 per share.

Analysis of Selected Companies’ Trading Levels

Evercore calculated enterprise value (which represents total market equity value plus book value of total debt less cash) as a multiple of EBITDA for selected publicly-traded companies using share prices as of February 9, 2007. All of these calculations were based on publicly available financial data including I/B/E/S estimates. I/B/E/S is a data source that monitors and publishes a compilation of earnings per share and other financial data produced by selected research analysts on companies of interest to investors. Although none of the selected companies are, in Evercore’s opinion, directly comparable to us, the companies included were chosen because they are publicly traded companies with operations that for purposes of this analysis may be considered similar in certain respects to certain of our operations. Evercore then calculated this valuation multiple for us based on (1) our enterprise value as implied by the Arrangement consideration of $44.93 per share and (2) the Adjusted EBITDA for 2006 and 2007. In calculating our valuation multiples, Evercore also adjusted the enterprise value to include the present value of the liability resulting from our can price ceiling contract provisions (net of hedging gains). Evercore then compared our multiples to the mean and the median multiples derived for the selected publicly-traded companies.

The range of implied multiples that Evercore calculated is summarized below:

	Primary Aluminum/				Metal Processors/				Rigid
	Integrated Aluminum(1)				Producers(2)				Packaging(3)
	Mean		Median		Mean		Median		Mean		Median

Enterprise Value / CY2006E EBITDA	5.5	x	5.3	x	7.1	x	7.0	x	8.3	x	8.0	x
Enterprise Value / CY2007E EBITDA	5.5	x	5.3	x	6.5	x	6.4	x	7.6	x	7.6	x

(1)	Primary Aluminum /Integrated Aluminum Companies include Alcoa Inc., Alcan Inc., Aluminum Corporation of China Ltd., Hindalco Industries Ltd., National Aluminum Industrial Co. and Century Aluminum Co.

(2)	Metal Processors/Producers Companies include Corus Group plc., Reliance Steel & Aluminum Co., Quanex Corp., Worthington Industries, Inc., Aleris International, Inc. (based on share price as of August 7, 2006, prior to offer from Texas Pacific Group) and Gibraltar Industries, Inc.

(3)	Rigid Packaging Companies include Rexam plc., Amcor Limited, Ball Corporation and Silgan Holdings, Inc.

Novelis at Arrangement consideration of $44.93 per Share

	Case A		Case B		Case C

Enterprise Value / CY2006E Adjusted EBITDA(1)	8.6	x	8.6	x	8.6	x
Enterprise Value / CY2007E Adjusted EBITDA(1)	8.3	x	8.3	x	9.8	x

(1)	Enterprise value adjusted to include the present value of the liability resulting from our can price ceiling contract provisions (net of hedging gains).

Analysis of Selected Transactions

Using publicly available information, Evercore performed an analysis of selected transactions to compare certain multiples paid in other transactions to the multiples implied in the Arrangement. Evercore identified and analyzed a group of 13 acquisition transactions in the primary/integrated aluminum, metal processing/producing and rigid packaging industries that were announced between 1999 and 2007.

Target	Acquirer

International Aluminum Corp.	Genstar Capital LLC
Aleris International, Inc.	Texas Pacific Group, Inc.
Corus Group plc — Downstream aluminum assets	Aleris International, Inc.
Ormet Corp. — Selected assets	Aleris International, Inc.
JW Aluminum Holding Co.	Superior Plus Inc.
ALSCO Metals Corp.	Aleris International, Inc.
JW Aluminum Co.	Wellspring Capital Management LLC
Pechiney SA	Alcan Inc.
Precision Strip, Inc.	Reliance Steel & Aluminum Co.
British Aluminum Ltd. — Selected assets	Alcoa Inc.
Wells Aluminum Corp.	Norsk Hydro ASA
Easco, Inc.	Caradon plc
Century Aluminum Co. — Aluminum Rolled Products businesses	Pechiney SA

Evercore calculated enterprise value as a multiple of LTM EBITDA implied by these transactions. Evercore then calculated the enterprise value implied by the Arrangement consideration of $44.93 per share and our multiple based on our LTM Adjusted EBITDA. Evercore then compared our multiple to the multiples derived for the selected acquisition transactions in the primary/integrated aluminum, metal processing/producing and rigid packaging industries. Although none of the selected targets are, in Evercore’s opinion, directly comparable to us, the transactions included were chosen because they involve companies with operations that for purposes of this analysis may be considered similar in certain respects to certain of our operations. The range of implied multiples that Evercore calculated is summarized below:

	Enterprise Value /
	LTM Adjusted EBITDA(1)

Selected Transactions — Mean	6.9	x
Selected Transactions — Median	6.3	x
Arrangement consideration of $44.93 per Share	8.6	x

(1)	Enterprise value adjusted to include the present value of the liability resulting from our can price ceiling contract provisions (net of hedging gains).

Analysis of Past Premiums Paid

Evercore identified and analyzed 165 U.S. acquisition transactions across all industries with transaction values from $1.0 billion to $10.0 billion that were announced in the period from January 2005 through January 2007, of which 119 represented all cash acquisitions. Using information from Thomson Financial Securities Data, a data source that monitors and publishes information on merger and acquisition transactions, Evercore calculated the premiums paid in those transactions based on the value of the per share consideration received in the transaction relative to the closing stock price of the target company one day, one week and four weeks prior to the respective dates of announcement of the transactions. Evercore then compared the results of the analysis to the premiums implied by the Arrangement consideration of $44.93 per share relative to our common share trading levels at and prior to February 9, 2007. The results of this analysis are summarized below:

	Premium	Premium	Premium
	Paid, 1	Paid, 1	Paid, 4
	Day	Week	Weeks
	Prior	Prior	Prior

Premiums in All Acquisitions between $1.0 billion and $10.0 billion
Mean	22.7%	24.2%	27.0%
Median	19.2%	21.7%	24.3%
Premiums in All Cash Acquisitions between $1.0 billion and $10.0 billion
Mean	23.7%	25.4%	28.8%
Median	20.6%	23.8%	25.1%
Premium of Arrangement consideration of $44.93 per Share to Historical Share Price	16.6%
Premium of Arrangement consideration of $44.93 per Share to Historical Share Price relative to January 26, 2007(1)	49.1%	52.3%	63.6%

(1)	Day on which we publicly announced that we were in discussions with various parties that could lead to a potential sale of the Company.

Although none of the transactions are, in Evercore’s opinion, directly comparable to the Arrangement, the transactions included were chosen because they may be considered similar in certain respects to the Arrangement for purposes of this analysis.

Research Analyst Price Target Analysis

Evercore also analyzed Wall Street research analyst estimates of potential future value for our common shares (commonly referred to as price targets) based on publicly available equity research published on us. As of the Unaffected Date, analyst price targets for our common shares ranged from $13.00 to $28.50 and produced an average price target of $21.92 and a median price target of $22.75. Evercore then compared the results of this analysis to the Arrangement consideration of $44.93 per share.

In connection with the review of the Arrangement by our board of directors, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition,

Evercore may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should therefore not be taken to be Evercore’s view of our value. No company used in the above analyses as a comparison is directly comparable to us, and no transaction used is directly comparable to the Arrangement contemplated by the Arrangement Agreement. Further, in evaluating comparable transactions, Evercore made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Evercore and us, such as the impact of competition on us and the industry generally, industry growth and the absence of any adverse material change in our financial condition or in the markets generally.

Evercore prepared these analyses for the purpose of providing an opinion to our board of directors as to the fairness from a financial point of view of the $44.93 per share of cash consideration to be received by our shareholders, other than holders of Excluded Shares. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty and are based upon numerous factors, assumptions with respect to industry performance, general business and economic conditions and other matters or events beyond the control of Evercore and us, neither Evercore nor we assumes responsibility if future results are materially different from those forecast. The $44.93 per share in cash consideration to be received by our shareholders, other than holders of Excluded Shares, pursuant to the Arrangement Agreement was determined through our arm’s length negotiations with Hindalco and was approved by our board of directors. Evercore did not recommend any specific consideration to us or that any given consideration constituted the only appropriate consideration for the Arrangement.

Arrangement Mechanics

The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement, which is attached as Annex C to this Proxy Statement/Circular. Upon the Arrangement becoming effective, the following transactions will occur and will be deemed to occur in the order set out in the Plan of Arrangement:

•	our shareholder rights plan shall be terminated;

•	each Option, SAR and SPAU (whether vested or unvested), notwithstanding the terms of the applicable plans, shall be deemed to be unconditionally vested and exercisable, and such Option, SAR or SPAU (1) shall, without any further action by or on behalf of the holder thereof, be transferred by such holder to us in exchange for a cash payment from us equal to the amount (if any) by which $44.93 exceeds the exercise price thereof, less applicable withholdings; and (2) shall immediately be cancelled and all agreements related thereto shall be terminated;

•	each PSU and DSU will be cancelled in exchange for a cash payment by us of $44.93, less applicable withholdings;

•	each common share outstanding at the effective time other than a common share held by (1) a Dissenting Holder who is ultimately entitled to be paid the fair value of the common shares held by such Dissenting Holder, or (2) Hindalco, Acquisition Sub or any of their affiliates (which shall not be exchanged under the Arrangement and shall remain outstanding as a common share held by Hindalco, Acquisition Sub or any of their affiliates), shall be transferred to Acquisition Sub in exchange for $44.93 per common share in cash;

•	the names of the holders of the common shares transferred to Acquisition Sub shall be removed from the applicable registers of holders of common shares and Acquisition Sub shall be recorded as the registered holder of the common shares so acquired and shall be deemed the legal and beneficial owner thereof free and clear of any liens or encumbrances;

•	we will pay any short-term incentive compensation payable under the 2006 Incentive Plan in connection with a change of control; and

•	our 2006 Incentive Plan, Conversion Plan of 2005, as amended, Deferred Share Unit Plan for Non-Executive Directors, Founders Performance Award Plan, as amended, and Stock Price Appreciation Unit Plan shall be terminated.

Delivery of Consideration

At or before the effective time, Acquisition Sub will deliver payment for the common shares to the Depositary to be held in escrow for the benefit of shareholders, and we will deposit with the Depositary an amount of cash equal to the cash each holder of an Option, SAR, SPAU, PSU and/or DSU is entitled to receive, if any, under the Plan of Arrangement.

Upon surrender to the Depositary for cancellation of certificate(s) which immediately prior to the effective time represented one or more common shares, together with the letter of transmittal and such additional documents and instruments duly executed and completed as the Depositary may reasonably require, the holder of such surrendered certificate(s) shall be entitled to receive in exchange therefor, and the Depositary shall (unless instructed otherwise in the letter of transmittal) deliver to such shareholder as soon as practicable after the effective time, a check or other payment of immediately available funds representing the cash which such shareholder has the right to receive under the Arrangement, less any amounts withheld, and the certificate(s) so surrendered shall forthwith be cancelled. Until surrendered, each certificate which immediately prior to the effective time represented common shares shall be deemed after the effective time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate, less any amounts withheld, pursuant to the Plan of Arrangement.

Unless otherwise directed in the letter of transmittal, checks to be issued will be issued in the name of the registered shareholder of the common shares so deposited. Unless the person who deposits the certificates representing the common shares instructs the Depositary to hold the check for pick-up by checking the appropriate box in the letter of transmittal, checks will be forwarded by first class mail to the address supplied in the letter of transmittal. If no address is provided, checks will be forwarded to the address of the shareholder as shown on the register of our transfer agent.

On or as soon as practicable after the effective date, the Depositary shall deliver on our behalf to each holder of Options, SARs, SPAUs, PSUs and/or DSUs, as the case may be, as reflected on our books and records, a check representing the payment to which such holder is entitled in accordance with the Plan of Arrangement (net of any applicable withholdings). Checks will be forwarded by first class mail to the address of the holder as shown in our records.

Any use of mail to transmit certificate(s) for shares and/or letters of transmittal is at the risk of the relevant shareholder. If these documents are mailed, it is recommended that registered mail, with return receipt requested and with proper insurance, be used.

In the event of a transfer of ownership of common shares prior to the effective time that is not registered in our transfer records, a check or other payment of immediately available funds representing the proper amount of cash may be delivered to the transferee if the certificate representing such shares is presented to the Depositary, accompanied by all documents required to evidence and effect the transfer prior to the effective time.

The Depositary will act as the agent of persons who have deposited shares in connection with the Arrangement for the purpose of receiving payment from Acquisition Sub and transmitting payment from Acquisition Sub to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing common shares.

If any shareholder fails for any reason to surrender to the Depositary for cancellation the certificates formerly representing common shares, together with such other documents or instruments required to entitle the holder to receive the cash payment described above, on or before the sixth anniversary of the effective date, such certificate shall cease to represent a claim by or interest of any former shareholder of any kind or nature. On such anniversary date, all certificates representing common shares and cash to which such former holder was entitled shall be deemed to have been surrendered and forfeited to Acquisition Sub. In addition, any payment made by way of check by the Depositary on behalf of Acquisition Sub or on our behalf that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case on or before the sixth anniversary of the effective date of the Arrangement, shall cease to represent a right or claim of any kind or nature and the right of the shareholder or holder of Options, SARs, SPAUs, PSUs and/or DSUs, to receive the consideration to which they are entitled pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Acquisition Sub or to us, as applicable.

Novelis, Acquisition Sub and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to a shareholder or holder of Options, SARs, SPAUs, PSUs and/or DSUs, as the case may be, such amounts as we, Acquisition Sub or the Depositary is required or permitted to deduct and withhold with respect to such payment under applicable laws and all such withheld amounts will be remitted to the appropriate governmental authority in the prescribed manner and within the prescribed time.

The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out of pocket expenses and will be indemnified by us against certain liabilities under applicable securities laws and expenses in connection therewith.

Under no circumstances will interest on the consideration payable under the Arrangement accrue or be paid to persons depositing common shares, regardless of any delay in making such payment.

Certain Effects of the Arrangement

If the Arrangement Resolution is approved by our shareholders and the other conditions to closing of the Arrangement are either satisfied or (to the extent permitted by law) waived, Acquisition Sub, a subsidiary of Hindalco created solely for the purpose of engaging in the transactions contemplated by the Arrangement Agreement, will acquire all of our outstanding common shares. It is the intention of Acquisition Sub to transfer the common shares of Novelis acquired by it to its wholly-owned subsidiary AV Aluminum Inc. When the Arrangement is completed, our common shares will no longer be publicly traded and we will become an indirect subsidiary of Hindalco. Therefore, our shareholders will not participate in our future earnings growth and will not benefit from any appreciation in our value.

Our common shares are currently registered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and are traded on the New York Stock Exchange and the Toronto Stock Exchange under the symbol “NVL.” As a result of the Arrangement, we will become an indirect subsidiary of Hindalco, our common shares will cease to be traded on the NYSE and the TSX and there will be no public market for our common shares. In addition, registration of our common shares under the Exchange Act will be terminated, and we will no longer be required to file periodic reports with the SEC, except as may be required under our Senior Notes. We will also make an application to cease to be a reporting issuer (or equivalent) under the securities legislation of each of the provinces and territories in Canada.

Effects on Us if the Arrangement is Not Completed

If the Arrangement Resolution is not approved by our shareholders or if the Arrangement is not completed for any other reason, our shareholders will not receive any payment for their common shares in connection with the Arrangement. Instead, we will remain an independent public company, and our common shares will continue to be traded on the NYSE and the TSX. In addition, if the Arrangement is not completed, we expect that management will operate our business in a manner similar to that in which it is being operated today and that our shareholders will continue to be subject to the same risks and opportunities to which they are currently subject.

Accordingly, if the Arrangement is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your common shares. If the Arrangement is not completed, our board of directors will continue to evaluate and review our business operations, properties, dividend policy and capitalization, among other things, and will make such changes as are deemed appropriate. It will also continue to consider strategic alternatives for our company. If the Arrangement Resolution is not approved by our shareholders or if the Arrangement is not consummated for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.

If the Arrangement Agreement is terminated under certain circumstances we will be obligated to pay a termination fee of $100 million to Acquisition Sub or an expense reimbursement fee of up to $15 million to Hindalco. For a description of the circumstances triggering payment of the termination fees, see “The Arrangement Agreement — Company Termination Payment” on page 64.

Interests of Our Directors and Executive Officers in the Arrangement

In addition to their interests in the Arrangement as shareholders, certain of our directors and executive officers have interests in the Arrangement that differ from, or are in addition to, your interests as a shareholder. In considering the unanimous recommendation of our board of directors to vote “FOR” the approval of the Arrangement Resolution, you should be aware of these interests. Our board of directors was aware of, and considered the interests of, our directors and executive officers in approving and adopting the Arrangement Agreement, the Arrangement and the transactions contemplated by the Arrangement Agreement. Except as described below, such persons have, to our knowledge, no material interest in the Arrangement that differs from your interests generally.

Options, Stock Appreciation Rights and Stock Price Appreciation Units

The Arrangement Agreement provides that each Option, SAR and SPAU outstanding, whether or not then exercisable, will (1) unconditionally vest and be transferred to Novelis for a cash payment equal to the amount, if any, by which $44.93 exceeds the exercise price of the Option, SAR or SPAU, as applicable, without interest and less any applicable withholding taxes, and (2) be cancelled and all agreements related thereto will be terminated.

Assuming the effective time of the Arrangement occurs by May 31, 2007 and based on the number and exercise prices of vested and unvested options held on March 23, 2007 by our executive officers (including options that are expected to vest prior to the Arrangement and those that are expected to vest as a result of the Arrangement), as set forth in the following table, our executive officers will receive the following amounts (net of per share exercise price and before applicable withholding taxes) in settlement of their respective options, if the Arrangement is completed:

	Options that Have Vested		Options that Are Expected to		Totals
	and Are Exercisable		Vest as a Result of the Arrangement		Total	Total
Name	Shares	Payment	Shares	Payment	Shares	Payment

Martha Finn Brooks	—	$—	163,230	$3,166,662	163,230	$3,166,662
Martha Finn Brooks	112,450	2,358,077	22,489	471,594	134,939	2,829,671
Martha Finn Brooks	12,865	374,114	12,865	374,114	25,730	748,228
Martha Finn Brooks	35,719	837,253	35,719	837,253	71,438	1,674,507
Martha Finn Brooks	77,987	1,652,545	77,987	1,652,545	155,974	3,305,089
Rick Dobson	—	—	92,500	1,794,500	92,500	1,794,500
Arnaud de Weert	—	—	—	—	—	—
Kevin Greenawalt	—	—	43,530	844,482	43,530	844,482
Kevin Greenawalt	2,778	72,200	2,778	72,200	5,556	144,400
Kevin Greenawalt	6,614	171,303	6,614	171,303	13,228	342,605
Kevin Greenawalt	14,883	315,371	14,883	315,371	29,766	630,742
Tadeu Nardocci	496	12,891	496	12,891	992	25,782
Tadeu Nardocci	3,176	82,258	1,587	41,103	4,763	123,362
Tadeu Nardocci	1,488	43,271	1,489	43,300	2,977	86,571
Tadeu Nardocci	4,465	104,660	4,465	104,660	8,930	209,319
Tadeu Nardocci	9,227	195,520	9,228	195,541	18,455	391,061
Steve Fisher	—	—	21,770	422,338	21,770	422,338

	Options that Have Vested		Options that Are Expected to		Totals
	and Are Exercisable		Vest as a Result of the Arrangement		Total	Total
Name	Shares	Payment	Shares	Payment	Shares	Payment

David Godsell	—	—	33,740	654,556	33,740	654,556
David Godsell	1,686	43,819	1,687	43,845	3,373	87,664
David Godsell	7,938	205,594	3,968	102,771	11,906	308,365
David Godsell	1,454	42,282	1,455	42,311	2,909	84,594
David Godsell	4,465	104,660	4,465	104,660	8,930	209,319
David Godsell	9,227	195,520	9,228	195,541	18,455	391,061
Thomas Walpole	1,389	36,100	1,389	36,100	2,778	72,200
Thomas Walpole	3,307	85,651	3,307	85,651	6,614	171,303
Thomas Walpole	1,454	42,282	1,455	42,311	2,909	84,594
Thomas Walpole	3,869	90,689	3,870	90,713	7,739	181,402
Thomas Walpole	—	—	32,650	633,410	32,650	633,410
Leslie J. Parrette	—	—	38,090	738,946	38,090	738,946
Robert Patterson	—	—	21,770	422,338	21,770	422,338
Brenda Pulley	794	20,636	794	20,636	1,588	41,272
Brenda Pulley	1,587	41,103	1,588	41,129	3,175	82,233
Brenda Pulley	1,223	35,565	1,224	35,594	2,447	71,159
Brenda Pulley	3,572	83,728	3,572	83,728	7,144	167,456
Brenda Pulley	3,572	75,691	3,572	75,691	7,144	151,381
Brenda Pulley	—	—	16,330	316,802	16,330	316,802
Orville Lunking	—	—	20,680	401,192	20,680	401,192
Nichole Robinson	—	—	5,450	105,730	5,450	105,730

Total	327,687	$7,322,783	721,919	$14,793,512	1,049,599	$22,116,296

Assuming the effective time of the Arrangement occurs by May 31, 2007 and based on the number of SARs held on March 23, 2007 by our executive officers, as set forth in the following table, our executive officers will receive the following amounts (net of per share exercise price and before applicable withholding taxes) in settlement of their respective SARs, if the Arrangement is completed:

SARs Totals
	Total	Total
Name	Shares	Payment

Martha Finn Brooks	—	$—
Rick Dobson	—	—
Arnaud de Weert	43,530	844,482
Tadeu Nardocci	32,650	633,410
Steve Fisher	—	—
David Godsell	—	—
Thomas Walpole	—	—
Leslie J. Parrette	—	—
Robert Patterson	—	—
Brenda Pulley	—	—
Orville Lunking	—	—
Nichole Robinson	—	—

Total	76,180	$1,477,892

Assuming the effective time of the Arrangement occurs by May 31, 2007 and based on the number of vested and unvested SPAUs held on March 23, 2007 by our executive officers (including SPAUs that are expected to vest prior to the Arrangement and those that are expected to vest as a result of the Arrangement), as set forth in the following table, our executive officers will receive the following amounts (net of per share exercise price and before applicable withholding taxes) in settlement of their respective SPAUs, if the Arrangement is completed:

	SPAUs that		SPAUs that Are Expected
	Have Vested and Are		to Vest as a Result of		Totals
	Exercisable		the Arrangement		Total	Total
Name	Shares	Payment	Shares	Payment	Shares	Payment

Martha Finn Brooks	—	$—	—	$—	—	$—
Rick Dobson	—	—	—	—	—	—
Arnaud de Weert	—	—	—	—	—	—
Kevin Greenawalt	3,141	91,340	3,142	91,369	6,283	182,710
Kevin Greenawalt	8,334	195,349	8,335	195,372	16,669	390,721
Tadeu Nardocci	—	—	—	—	—	—
Steve Fisher	—	—	—	—	—	—
David Godsell	—	—	—	—	—	—
Thomas Walpole	11,013	233,365	11,014	233,387	22,027	466,752
Leslie J. Parrette	—	—	—	—	—	—
Robert Patterson	—	—	—	—	—	—
Brenda Pulley	—	—	—	—	—	—
Orville Lunking	—	—	—	—	—	—
Nichole Robinson	—	—	—	—	—	—

Total	22,488	$520,054	22,491	$520,128	44,979	$1,040,183

Performance Share Units and Deferred Share Units

The Arrangement Agreement provides that each PSU and each DSU will be cancelled in exchange for a cash payment in an amount equal to $44.93 per PSU or DSU, as applicable, less applicable withholdings and the holder of such PSU or DSU will cease to be the holder of such PSU or DSU.

As of March 23, 2007, the following executive officers were eligible to receive the following numbers of PSUs, and if the Arrangement is completed, each executive officer listed below is expected to receive the following amounts in cash (assuming that the amount credited per PSU will be equal to the purchase price of $44.93 per share) and subsequently distributed:

	PSUs
Name	Units	Amount

Martha Finn Brooks	47,500	$2,134,175
Rick Dobson	—	—
Arnaud de Weert	—	—
Kevin Greenawalt	14,400	646,992
Tadeu Nardocci	14,400	646,992
Steve Fisher	—	—
David Godsell	12,000	539,160
Thomas Walpole	7,900	354,947
Leslie J. Parrette	12,000	539,160
Robert Patterson	—	—
Brenda Pulley	4,300	193,199
Orville Lunking	5,500	247,115
Nichole Robinson	—	—

Total	118,000	$5,301,740

As of March 23, 2007, the following directors were eligible to receive the following numbers of DSUs, and if the Arrangement is completed, each director listed below is expected to receive the following amounts in cash (assuming that the amount credited per DSU will be equal to the purchase price of $44.93 per share) and subsequently distributed:

	DSUs
Name	Units	Amount

William T. Monahan	8,103.5404	$364,092
Edward Blechschmidt	3,196.8944	143,636
Charles G. Cavell	6,908.9568	310,419
Clarence J. Chandran	13,442.9657	603,992
C. Roberto Cordaro	6,721.4832	301,996
Helmut Eschwey	6,721.4832	301,996
David J. FitzPatrick	6,338.6874	284,797
Suzanne Labarge	7,841.7301	352,329
Rudolf Rupprecht	6,908.9568	310,419
Kevin M. Twomey	1,891.7508	84,996
Edward V. Yang	6,908.9568	310,419

Total	74,985.4056	$3,369,091

Change-in-Control/Severance Payments

We previously entered into change in control agreements with certain of our executive officers and key employees that provide for severance payments by us upon termination of the executive officer’s employment without “cause” or by the executive officer for “good reason.” Martha Finn Brooks, Rick Dobson, Les Parrette, Arnaud de Weert, Kevin Greenawalt, David Godsell, Thomas Walpole, Tadeu Nardocci, Steven Fisher, Orville Lunking, and Robert Patterson are our executive officers who are party to change in control agreements with us. Under the change in control agreements, if an officer’s employment is terminated by Novelis during a two-year period following a change in control event, or within six months prior to a change in control event, for any reason other than for cause, or if the officer resigns for good reason, he or she will be entitled to severance compensation as follows:

•	a lump sum payment in an amount equal to two times (for Ms. Brooks, Mr. Dobson, Mr. Parrette, Mr. de Weert, Mr. Greenawalt, Mr. Godsell, Mr. Walpole, Mr. Nardocci and Mr. Fisher) or one times (for Mr. Lunking and Mr. Patterson) the sum of such executive officer’s annual base salary (including all amounts of such base salary that are voluntarily deferred under an qualified and non-qualified plans of Novelis) plus the executive’s annual target short term incentive opportunity less the amount of retention and severance benefit payments, if any, paid or payable to the executive by us other than pursuant to the executive’s change in control agreement;

•	all short term and long term incentive awards pursuant to the terms of the incentive plan with respect to which such awards were issued;

•	if the executive is not eligible for retiree medical benefits and is covered under our group health plan, at the time of his or her termination, a lump sum payment for the purpose of assisting the executive with the cost of post-employment medical continuation coverage equal to the full monthly Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premium charged for coverage under our group medical plan at such executive’s then current level of coverage for a period of twenty four months (or 12 months for Mr. Lunking and Mr. Patterson), plus an amount for the payment of taxes at an assumed tax rate of 40% group health plan;

•	continued group life insurance benefits (if applicable) for two years (or one year for Mr. Lunking and Mr. Patterson) following his or her termination date;

•	24 months (or 12 months for Mr. Lunking and Mr. Patterson) of additional credit for benefit accrual and contribution allocation purposes under our tax-qualified and non-qualified pension, savings or other retirement plans; provided that if the law prevents payment in respect to such credit under our tax-qualified plans, such payment will be made under our non-qualified plans;

•	100% vesting under our tax-qualified and non-qualified retirement pension, saving and other retirement plans; provided that if the law prevents accelerated vesting under our tax-qualified plans, an equivalent benefit will be payable under our non-qualified plans; and

•	reimbursement for any excise tax liability imposed by Section 4999 of the Code, or any interest or penalties incurred with respect to such excise tax in an amount such that after payment by the respective officer of all taxes, that officer retains an amount equal to the amount of the excise tax.

The following table summarizes the cash payments and value of continued benefits, as outlined above, that would be made to each executive officer party to a change in control agreement if the officer’s agreement was triggered by certain terminations by Novelis or the executive officer following the Arrangement. For purposes of this calculation, we have assumed the executive officer’s salary, bonus amounts, the target bonus as in effect on the date hereof, and a theoretical termination date of May 31, 2007.

	Amount of Potential
	Cash Severance	Estimated Value of	Estimated Tax
Name	Payment	Continued Benefit	Gross-Up Payment

Martha Finn Brooks	$2,734,625	$448,740	$1,876,774
Rick Dobson	1,715,625	136,750	1,160,485
Arnaud de Weert	1,867,823	195,279	—
Kevin Greenawalt	1,069,500	436,942	793,840
Tadeu Nardocci	897,803	162,928	—
Steve Fisher	818,188	96,400	—
David Godsell	1,032,042	497,658	845,957
Thomas Walpole	898,875	236,069	594,022
Leslie J. Parrette	1,148,563	80,475	—
Robert Patterson	425,750	47,900	—
Orville Lunking	440,651	48,500	—

Total	$13,049,445	$2,387,641	$5,271,078

For purposes of the change in control agreements and the recognition agreements (described below), “cause” includes the (1) willful and continuing failure to substantially perform usual and customary duties of employment, other than any such failure resulting from such executive’s incapacity due to physical or mental illness, unless such executive uses reasonable efforts to correct such failure within a reasonable time after demand for substantial performance is delivered by us that specifically identifies the manner in which we believe the executive officer has not substantially performed his or her duties, (2) the willful misconduct by the executive officer which materially injures us, monetarily or otherwise or (3) the conviction of, or entry of a plea of nolo contendere with regard to, any felony or any crime involving moral turpitude or dishonesty by the executive officer. “Good reason” generally means the occurrence, without the executive’s express written consent, of the following events following a change in control: a material reduction in the executive officer’s position, duties, responsibilities and status with us (without sole regard to any change in title or our status as a public or private entity); a reduction in base salary, short and long term incentive opportunity; or a requirement that the executive officer relocate more than 50 miles from the area in which the executive regularly performs his or her duties, except for required travel that is substantially consistent with the executive’s normal business travel obligations.

Recognition Agreements

We have previously entered into recognition agreements with certain of our executive officers and key employees which provide for the issuance of shares of our common stock to such employees if the employee remains employed by Novelis or any of its affiliates through December 31, 2007, with an additional award of common shares to be made if the employee remains employed with Novelis or any of its affiliates through December 31, 2008. In connection with the proposed transaction, the recognition agreements were amended to provide that if an executive officer remains continuously employed by Novelis through the vesting dates of December 31, 2007 and December 31, 2008, the executive officer is entitled to a recognition award payable in either, at the option of Hindalco, Hindalco common stock in certain circumstances (upon the approval of the executive officer) or an amount in cash in each case equivalent to the value of Novelis common shares determined at the effective time of the Arrangement. If any executive party to a recognition agreement is terminated by Novelis or any of its affiliates, other than for cause, such employee is entitled to a cash payment equal to the greater of (1) the amount that would be payable under our standard employee severance program and (2) 150% (for Ms. Brooks, Mr. Dobson, Mr. de Weert, Mr. Greenawalt, Mr. Nardocci, Mr. Fisher, Mr. Godsell, Mr. Walpole, Mr. Parrette and Ms. Pulley) or 100% (for Mr. Patterson and Mr. Lunking) of the employees’ annual base salary. The following table summarizes the cash payments that would be made to executive officers party to a recognition agreement and the value of future recognition awards, assuming a value of the effective time of the Arrangement of $44.93 per common share.

	Value of
Name	Recognition Shares	Severance Payment

Martha Finn Brooks	$1,276,012	$982,500
Rick Dobson	876,135	675,000
Arnaud de Weert	368,426	798,120
Kevin Greenawalt	368,426	465,000
Tadeu Nardocci	296,538	390,349
Steve Fisher	256,101	397,500
David Godsell	368,426	465,000
Thomas Walpole	314,510	405,000
Leslie J. Parrette	404,370	517,500
Robert Patterson	242,622	260,000
Orville Lunking	242,622	269,100
Brenda Pulley	193,199	292,500

Total	$5,207,387	5,917,569

Employment-Related Provisions of the Arrangement Agreement

The Arrangement Agreement contains provisions restricting our ability to provide certain increases in compensation and benefits prior to the closing of the Arrangement. We have, however, taken and/or reserved the right to take the following actions which may benefit certain employees (including our executive officers):

•	The Novelis Founders Performance Plan, which provides that if share price improvement targets with respect to Novelis common shares for performance periods beginning in 2005, 2006 and 2007 are achieved, then certain executive officers that are participants may be awarded PSUs which represent the right to receive a cash payment in an amount equal to the market price of one Novelis common share at the time of payment on the later of six months from the date the specific share price target is achieved or twelve months after the start of the performance period for that tranche and will be based on the average of the daily closing price of a Novelis common share on the NYSE for the last five trading days prior to the payment date. On February 10, 2007, our board recognized that the applicable share price threshold had been (or would likely be) met with respect to the second tranche and would probably be met for the third tranche, but in light of the executive officers’ awareness of the possibility of a change in control transaction, they have been subject to a trading blackout. Moreover, it is unlikely that a 15 day open trading window under the Novelis disclosure and insider trading policies will arise between the date hereof and the effective date of the Arrangement contemplated by the Arrangement Agreement (e.g., by the end of the second quarter). Accordingly, our board amended the plan in order to provide that the applicable threshold for (1) the second tranche will be met as of February 28, 2007, and (2) the third tranche will be met as of March 26, 2007, for purposes of PSUs to be awarded under the plan.

•	We intend to set annual bonus amounts for 2007 and pay a prorated portion of such bonuses upon closing of the Arrangement in accordance with the 2006 Incentive Plan.

•	As discussed above, on February 10, 2007, our board of directors adopted resolutions to amend the recognition agreements with Ms. Brooks, Mr. Dobson, Mr. de Weert, Mr. Greenawalt, Mr. Nardocci, Mr. Fisher, Mr. Godsell, Mr. Walpole, Mr. Parrette, Mr. Patterson, Mr. Lunking and Ms. Pulley. The Board also adopted resolutions to amend recognition agreements with certain other key employees who are not executive officers of Novelis. Under the amended recognition agreements, if the officer remains continuously employed by Novelis through the vesting dates of December 31, 2007 and December 31, 2008, the officer is entitled to a recognition award payable in either, at the option of Hindalco, (1) Hindalco common shares in certain circumstances (upon the approval of the officer) or (2) an amount in cash in each case equivalent to the value of Novelis common shares determined at the effective date of the Arrangement.

•	We may put new retention and severance arrangements in place prior to the effective date of the Arrangement with certain of our key personnel (other than our executive officers) who are critical to perform essential services. Our estimated cost of these payments if paid to all participants is approximately $3 million.

Acting Chief Executive Officer Performance Bonuses

In August 2006, Mr. Monahan, the chairman of our board of directors, agreed to serve as our interim chief executive officer and continued in this capacity until December 2006. Beginning in January 2006, Mr. Blechschmidt was appointed as our acting chief executive officer and Mr. Monahan remained as chairman of the board. Mr. Monahan and Mr. Blechschmidt both contributed significantly to the sale process and the successful management of our company during this period of time. In evaluating 2006 performance bonuses for our executive officers and key employees, our board awarded performance bonuses in recognition of these contributions of $250,000 and $500,000 to Mr. Monahan and Mr. Blechschmidt, respectively. The performance bonuses are payable on the later to occur of shareholder approval of the Arrangement Resolution and the receipt or satisfaction of the regulatory approvals specified in the Arrangement Agreement.

Directors’ and Officers’ Indemnification and Insurance

From and after the effective date, Hindalco shall, or shall cause us (or our successor) to, indemnify our officers and directors (or their equivalents) to the fullest extent permitted under their respective organizational documents and applicable laws. These obligations shall survive the Arrangement and shall continue in full force and effect in accordance with the terms of such organizational documents.

For a period of six years after the effective date, unless otherwise required by applicable law, the surviving corporation in the Arrangement must maintain our current officers’ and directors’ liability insurance policies in respect of acts or omissions occurring at or prior to the implementation of the Arrangement covering each such person currently covered by the our insurance policy, provided that we (or our successor) or Hindalco shall not be required to pay an aggregate amount in excess of 300% of the annual premium currently paid by us. In lieu of the foregoing, we (or our successor) may purchase, prior to, on or after the effective date, a six-year “tail” prepaid officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the effective date of the Arrangement covering each such officer and director, provided that such policy shall not be in an amount in excess of $4.5 million without our first obtaining Hindalco’s prior written consent.

Dissenting Holders’ Rights

Pursuant to section 190 of the CBCA, as modified by the Plan of Arrangement and the Interim Order, our shareholders have the right to dissent from the Arrangement and to receive a cash payment for the determined fair value of their common shares determined as of the day prior to approval of the Arrangement Resolution. The fair value under section 190 of the CBCA could be greater than, equal to or less than the $44.93 in cash per common share that our shareholders are entitled to receive in the Arrangement. Shareholders that wish to exercise their dissenting holders’ rights must not vote in favor of the approval of the Arrangement Resolution and must strictly comply with all of the procedures required by the CBCA, as modified by the Plan of Arrangement and the Interim Order. The procedures are described in this Proxy Statement/Circular, and the provisions of the CBCA that grant dissenting holders’ rights are attached as Annex F to this Proxy Statement/Circular. You are encouraged to read these provisions carefully and in their entirety.

Material Tax Consequences of the Arrangement

Material United States Federal Income Tax Consequences of the Arrangement

The following is a discussion of the material United States federal income tax consequences of the Arrangement to holders whose common shares are exchanged for cash pursuant to the Arrangement. The discussion is based upon the United States Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, Internal Revenue Service rulings and judicial and administrative decisions in effect as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The following discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our shareholders. This discussion applies only to shareholders who hold common shares as a capital asset. The following discussion does not address taxpayers subject to special treatment under U.S. federal income tax laws, such as insurance companies, financial institutions, dealers in securities, tax-exempt organizations, mutual funds, real estate investment trusts, investors in pass-through entities, S corporations, certain former citizens or residents of the United States, foreign corporations that are “passive foreign investment companies” or “controlled foreign corporations” for U.S. federal income tax purposes, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to shareholders who acquired their common shares upon the exercise of employee stock options or otherwise as compensation for services or through a tax-qualified retirement plan or who hold their shares as part of a hedge, straddle, conversion transaction or other integrated transaction.

If our common shares are held through a partnership (or other entity treated as a partnership for U.S. federal income tax purposes), the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships that are holders of our common shares and partners in such partnerships are urged to consult their own tax advisors regarding the tax consequences to them of the Arrangement.

The following discussion does not address potential foreign, state, local and other tax consequences of the Arrangement. All shareholders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences, as well as the foreign, state and local tax consequences, of the disposition of their shares in the Arrangement.

For purposes of this summary, a “U.S. holder” is a holder of our common shares, who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state of the United States or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (2) it was in existence on August 20, 1996 and has a valid election in place to be treated as a domestic trust for U.S. federal income tax purposes.

A “non-U.S. holder” is a holder of our common shares that is not a U.S. holder and that is not a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

For U.S. federal income tax purposes, the Arrangement will be treated as a sale of our common shares for cash by each of our shareholders. Accordingly, in general, the U.S. federal income tax consequences to a shareholder that receives cash in exchange for shares of our common shares in the Arrangement will be as follows:

•	The shareholder will recognize a capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by the holder in the Arrangement and the holder’s adjusted tax basis in the shares of our common shares surrendered in the Arrangement. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered by the holder for cash in the Arrangement.

•	Such capital gain or loss will be long-term capital gain or loss if the shareholder’s holding period for the shares exceeds one year at the time the shares are surrendered. Long-term capital gains of individual U.S. holders generally are subject to a maximum federal tax rate of 15%. The deductibility of capital losses may be subject to limitations.

•	In the case of a non-U.S. holder, any gain recognized generally will not be subject to U.S. federal income tax unless (1) the gain is effectively connected with the holder’s conduct of a U.S. trade or business in the United States, or (2) the holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Arrangement occurs and certain other conditions are met.

Cash payments made pursuant to the Arrangement will be reported to our shareholders and the Internal Revenue Service to the extent required by the Code and applicable Treasury regulations. Such payments may also be subject to backup withholding at a 28% rate. Backup withholding generally will not apply, however, to a holder that (1) supplies the paying agent with its taxpayer identification number (Social Security number, in the case of an individual U.S. holder, or employer identification number, in the case of other U.S. holders), certifies that such number is correct, and otherwise complies with the backup withholding rules, or (2) otherwise establishes an exemption from backup withholding. Each U.S. holder will be asked to complete and sign a Substitute Form W-9, which will be included in the appropriate letter of transmittal for our common shares, in order to establish its exemption from backup withholding taxes. Certain non-U.S. holders may be required to complete and sign a Form W-8BEN, Form W-8ECI or a Form W-8EXP (or other applicable substitute tax form) and return it to the paying agent in order to establish their exemption from backup withholding taxes.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

The foregoing discussion of certain material U.S. federal income tax consequences is included for general informational purposes only. We urge you to consult your own tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of our common stock pursuant to the Arrangement.

Material Canadian Federal Income Tax Consequences of the Arrangement

The following summary describes the principal Canadian federal income tax considerations generally applicable to a beneficial owner of common shares who disposes of common shares pursuant to the Arrangement and who, at all relevant times and for purposes of the application of the Tax Act, (1) deals at arm’s length with Novelis, Hindalco and Acquisition Sub; (2) is not affiliated with Novelis, Hindalco or

Acquisition Sub; and (3) holds the common shares as capital property (a “Holder”). Generally, the common shares will be capital property to a Holder provided the Holder does not hold those shares in the course of carrying on a business or as part of an adventure or concern in the nature of trade.

This summary is not applicable to a shareholder who acquired its common shares upon the exercise of an option. This summary does not address the tax consequences of the Arrangement to holders of employee stock options, SARs, SPAUs, PSUs or DSUs, nor to participants in the Novelis Savings and Retirement Plan, the Novelis Founders Performance Plan, the Novelis Hourly Savings Plan or parties to a recognition agreement. Such holders and participants should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act and counsel’s understanding of the current administrative and assessing practices and policies of the Canada Revenue Agency (“CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. However, no assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative or assessing practice whether by legislative, regulatory, administrative or judicial action nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may be different from those discussed herein.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular shareholder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, shareholders should consult their own tax advisors having regard to their own particular circumstances.

Currency Conversion

For the purpose of the Tax Act, all amounts relating to the acquisition, holding or disposition of the common shares must be converted into Canadian dollars based on the prevailing exchange rates at the relevant times.

Shareholders Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the application of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”). Certain Resident Holders whose common shares might not otherwise be capital property may, in certain circumstances, be entitled to have the common shares and all other “Canadian securities”, as defined in the Tax Act, owned by such Resident Holder in the taxation year in which the election is made, and in all subsequent taxation years, deemed to be capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. This portion of the summary is not applicable to a shareholder that is a “specified financial institution” or to a shareholder an interest in which is a “tax shelter investment”, as defined in the Tax Act, or, for purposes of certain rules applicable to securities held by financial institutions (referred to as the “mark-to-market” rules), a “financial institution”, as defined in the Tax Act. Such shareholders should consult their own tax advisors.

Disposition of Common Shares

Generally, a Resident Holder who disposes of common shares under the Arrangement will realize a capital gain (or capital loss) equal to the amount, if any, by which the amount received for such shares under the Arrangement, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the common shares immediately before the disposition.

Generally, a Resident Holder is required to include in computing the Resident Holder’s income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”). Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in the year and allowable capital losses in excess of such taxable capital gains may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years.

The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a common share may be reduced by the amount of any dividends received (or deemed to be received) by it on such common share to the extent and under the circumstances described in the Tax Act. Similar rules may apply where a common share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own advisors.

A Resident Holder that is throughout the relevant taxation year a “Canadian-controlled private corporation”, as defined in the Tax Act, may be liable to pay a refundable tax on investment income, including taxable capital gains realized upon a disposition of the common shares.

Dissenting Resident Holders

A Resident Holder who exercises Dissent Rights (a “Resident Dissenting Holder”) will be deemed to have transferred such holder’s common shares to Acquisition Sub in exchange for payment by Acquisition Sub of the fair value of such common shares. In general, a Resident Dissenting Holder will realize a capital gain (or capital loss) equal to the amount by which the amount received by the Resident Dissenting Holder in respect of the fair value of such holder’s common shares (other than in respect of interest awarded by a court), net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the Resident Dissenting Holder of such common shares. See “Disposition of Common Shares” above. Interest awarded by a court to a Resident Dissenting Holder will be included in the shareholder’s income for the purposes of the Tax Act.

Shareholders Not Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the application of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold the common shares in a business carried on in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to certain holders that are insurers carrying on an insurance business in Canada and elsewhere.

Disposition of Common Shares

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of common shares under the Arrangement unless (i) the Shares are “taxable Canadian property” to the Non-Resident Holder at the Effective Time for purposes of the Tax Act and (ii) the Non-Resident Holder is not entitled to relief under an applicable income tax convention between Canada and the country in which the Non-Resident Holder is resident.

Generally, the common shares will not constitute taxable Canadian property to a Non-Resident Holder at the Effective Time provided that (1) the common shares are listed on a prescribed stock exchange (which includes the NYSE and the TSX) at that time, and (2) the Non-Resident Holder, persons with whom the Non-Resident Holder does not deal at arm’s length, or the Non-Resident Holder together with all such persons, have not owned 25% or more of the issued shares of any class or series of the capital stock of Novelis at any time during the 60-month period that ends at that time. Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, common shares could be deemed to be taxable Canadian property.

Even if common shares are considered to be taxable Canadian property of a Non-Resident Holder at the Effective Time, any capital gain realized by the Non-Resident Shareholder on a disposition of the common shares under the Arrangement may be exempt from tax under the Tax Act pursuant to the terms of an applicable income tax treaty. Non-Resident Shareholders should consult their own tax advisors with respect to the availability of any relief under the terms of any applicable income tax treaty in their particular circumstances.

If the common shares constitute taxable Canadian property of a Non-Resident Holder and any capital gain realized by the Non-Resident Holder on the disposition of common shares under the Arrangement is not exempt from tax under the Tax Act by virtue of an applicable income tax treaty, then the tax consequences described above under the heading “Shareholders Resident in Canada — Disposition of Common Shares” will generally apply.

Dissenting Non-Resident Holders

A Non-Resident Shareholder who exercises Dissent Rights (a “Non-Resident Dissenting Holder”) will be deemed to have transferred such holder’s common shares to Acquisition Sub in exchange for payment by Acquisition Sub of the fair value of such common shares. In general, the tax treatment of a Non-Resident Dissenting Holder will be similar to that of a Non-Resident Shareholder who participates in the Arrangement. See “Disposition of Common Shares” above.

The amount of any interest awarded by a court to a Non-Resident Dissenting Holder will be subject to Canadian withholding taxes at a rate of 25% unless the rate is reduced under the provisions of an applicable income tax treaty. Non-Resident Dissenting Holders should consult their own tax advisors with respect to the availability of any relief under the terms of an applicable income tax treaty in their particular circumstances.

Regulatory Approvals

We and Hindalco will not complete the Arrangement unless we receive the regulatory approvals specified in the Arrangement Agreement as conditions to closing of the Arrangement and/or until the expiration of all applicable waiting periods, including antitrust approvals under the Competition Act (Canada), the HSR Act, the European Union or the relevant antitrust authorities in the applicable European Union Member States, as well as approvals under the Investment Canada Act and from the Agência Nacional de Energia Elétrica (Brazil’s power regulators of “ANEEL”).

We and Hindalco have further agreed to use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable consistent with the applicable provisions in the Arrangement Agreement to obtain all necessary regulatory approvals as soon as practicable. We and Hindalco have also agreed, subject to applicable law, to cooperate with each other and to share information in connection with obtaining all necessary regulatory approvals.

In addition, we and Hindalco have agreed to use our reasonable best efforts to defend any lawsuits or other legal proceedings challenging the Arrangement Agreement or the transactions contemplated thereby, including seeking to have any stay or temporary restraining or interim order entered by any court or other governmental entity lifted, mitigated or reversed.

Hindalco, Acquisition Sub and Novelis have also agreed to take all steps and to incur any costs to defend any lawsuits or other legal proceedings challenging the Arrangement Agreement or the transactions contemplated thereby. In addition, Hindalco and Acquisition Sub have agreed to take all steps necessary and to make any necessary divestitures, licenses or other arrangements as may be required in order to obtain any necessary regulatory approvals without any set-off or reduction in the purchase price.

Financing Arrangements

Financing the Arrangement

Hindalco estimates the total amount of funds necessary to be paid to our shareholders and holders of our other equity-based interests to complete the arrangement is approximately $3.45 billion. Additional funds will be required to pay fees and expenses in connection with the arrangement, the financing arrangements and the related transactions. In addition, additional funds may be required to refinance our existing indebtedness which may be required to be repaid, or which Hindalco may elect to repay, in connection with the Arrangement. These payments are expected to be funded by Hindalco using available cash and debt financing.

Debt Financing

Pursuant to the arrangement agreement, Hindalco is obligated to use its reasonable best efforts to obtain the debt financing described below or alternative arrangements it may elect to pursue, including to negotiate definitive agreements with respect to the debt financing and to satisfy on a timely basis all conditions applicable to Hindalco in the definitive agreements that are within Hindalco’s control. If any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the commitments in respect thereof, Hindalco is obligated to arrange to obtain alternative financing. Under the Arrangement Agreement, Hindalco may also elect to pursue other alternative financing arrangements.

Hindalco has delivered to Novelis true, correct and complete copies of executed commitment letters, pursuant to which:

•	ABN AMRO Bank N.V., Banc of America Securities Asia Limited, UBS AG, Singapore Branch and UBS AG Hong Kong Branch, have agreed to provide a bridge facility in an aggregate principal amount of $2.8 billion to one or more subsidiaries of Hindalco, the proceeds of which will be invested as equity or subordinated debt in Acquisition Sub; and

•	UBS Loan Finance LLC and ABN AMRO Bank N.V. have agreed to provide (1) if Novelis’ existing credit agreement is amended in accordance with the requirements set forth in the commitment letters, an incremental term loan facility of up to the amount by which $1.6 billion exceeds the aggregate amount of the existing term loans outstanding under the credit agreement, (2) if Novelis’ credit agreement is not amended in accordance with the requirements set forth in the commitment letters, new term loan facilities in the aggregate principal amount of up to $1.6 billion and a new revolving credit facility in the aggregate principal amount of up to $400 million and (3) a bridge loan facility in the aggregate principal amount of up to $800 million. Such credit facilities are available for the purpose of prepaying all outstanding indebtedness and all other amounts then due and owing under the credit agreement (to the extent required), purchasing all or a portion of Novelis’ Senior Notes tendered pursuant to the change of control offer required to be made for the Senior Notes within 30 days following the closing, and paying fees and expenses related thereto.

Pursuant to the terms of our 7 1/4% Senior Notes, we are obligated, within 30 days of a change of control, to make an offer to purchase the Senior Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to (but excluding) the date the Senior Notes are purchased. In addition, Acquisition Sub has indicated that it may cause us to take other steps to repay, retire or redeem the Senior Notes after the closing of the Arrangement. The closing of the Arrangement in accordance with its terms does not require the consent or approval of the holders of the Senior Notes.

The commitment letters contemplate that in connection with any change of control offer or other repayment, retirement or redemption of the Senior Notes, up to $800 million aggregate gross proceeds of new notes may be issued pursuant to a public offering or Rule 144A or other private placement upon the terms and conditions set forth in the commitment letters (in addition to borrowings under the incremental or replacement term loan facility). To the extent new notes are not issued at such time, borrowings by Novelis under the bridge loan facility described above (in addition to borrowings under the incremental or replacement term loan facilities) will be available to finance any required repurchase of the existing notes of Novelis.

The structure and documentation for the debt financing has not been finalized and, therefore, the structure and terms of the financing may differ from those described in this Proxy Statement/Circular.

The commitments of the lenders with respect to the $2.8 billion bridge facility contemplated by the commitment letters shall terminate upon the earliest to occur of (a) execution of definitive documentation relating to such facilities by all parties thereto, (b) April 12, 2007 and (c) the date of termination of the Arrangement Agreement, unless the lenders and arrangers shall, in their discretion, agree to an extension. Once definitive documentation is executed, the bridge facility is available for a further 90 days. The commitments of the lenders with respect to the incremental facility to be entered into in connection with the amendment to Novelis’ credit agreement, the new term loan and revolving loan facility and the $800 million bridge facility contemplated by the commitment letters shall terminate upon the earliest to occur of (a) execution of definitive documentation relating to such facilities by all parties thereto, (b) July 31, 2007 and (c) the date of termination of the Arrangement Agreement, unless the lenders and arrangers shall, in their discretion, agree to an extension.

The facilities contemplated by the commitment letters are also conditioned on other customary conditions, including:

•	receipt by the Acquisition Sub of equity contributions and/or subordinated loans sufficient to consummate the Arrangement, but in no event in an aggregate amount less than $600 million;

•	execution of satisfactory definitive documentation;

•	lender satisfaction with the final structure for the acquisition, and no amendments to the Arrangement Agreement that are materially adverse to the lenders;

•	delivery of certain financial statements of Hindalco and Novelis to the lenders;

•	the Arrangement being completed and all of the conditions precedent to the closing of the Arrangement being satisfied or waived, except that no condition material to the interests of the lenders may be waived except with the consent of the lenders;

•	the amendment or refinancing, as applicable, of certain of Novelis’ existing indebtedness occurring substantially concurrently with the funding of the facilities;

•	the absence of a material adverse effect on Novelis since September 30, 2006;

•	all costs, fees, expenses and other compensation payable to the lenders contemplated by the agreements relating to the debt financing having been paid;

•	the lenders having received customary legal opinions, corporate documents, certificates and other customary closing documentation;

•	governmental, regulatory and certain third party approvals;

•	delivery of satisfactory certificates, reports and returns required to be filed by Hindalco and the other guarantors pursuant to applicable laws and regulations of India;

•	any intercompany subordinated loans being subordinated on terms reasonably satisfactory to the lenders;

•	the lenders having at least 30 days following the delivery of a confidential information memorandum by Hindalco or Novelis, as applicable, to market and syndicate the debt financing; and

•	in the case of Novelis, commercially reasonable efforts to obtain monitored public ratings of the debt financing and any new notes and a corporate rating issued from Moody’s and S&P at least 30 days prior to the closing of the debt financing.

The commitments of the lenders with respect to the new term loans and revolving loan facility are subject to the conditions that all documents required to perfect the lenders’ security interests must be executed and delivered.

The commitments of the lenders with respect to the incremental term loan are subject to the following additional conditions precedent:

•	specified amendments and waivers being approved by Novelis’ existing credit agreement lenders at least 10 business days prior to closing of the Arrangement;

•	all documents required to perfect the lenders’ security interests being executed and delivered;

•	any required “change of control” offer in respect of the Senior Notes being commenced within 30 days after the closing of the Arrangement; and

•	receipt of sufficient proceeds from the sale of new notes or borrowings under the $800 million bridge facility to retire Senior Notes tendered under any “change of control” offer, to the extent required over and above the incremental facility.

The commitments of the lenders with respect to the $800 million bridge loan are subject to the following additional conditions precedent:

•	if the amendments to Novelis’ existing credit agreement have not been obtained, Novelis shall have received funds sufficient to refinance the existing credit agreement, and the incremental term loan facility or the new term loan facility shall have been concurrently funded;

•	Novelis shall have engaged an investment bank to issue new notes as required to refinance the Senior Notes, delivered an offering memorandum within 10 days after commencing a “change of control” offer for the Senior Notes and allowed for a customary marketing period in respect of the new notes; and

•	any required “change of control” offer in respect of the Senior Notes must be commenced within 30 days after the closing of the Arrangement.

Although the debt financing commitments described in this proxy statement are not subject to due diligence or a “market out”, such financing may not be considered assured. As of the date of this Proxy Statement/Circular, no alternative financing arrangements or alternative financing plans have been made if the debt financing described herein is not available as anticipated.

If all other conditions to the closing of the Arrangement have been satisfied, Hindalco will be required to consummate the Arrangement regardless of whether Hindalco has obtained debt financing on the terms and conditions described in the debt financing commitments, and the failure by Hindalco to consummate the Arrangement in such circumstances would constitute a breach of the Arrangement Agreement.

Hindalco and certain of its affiliates have agreed to make equity contributions and subordinated loans to one or more subsidiaries of Hindalco in an aggregate amount of no less than $600 million which will be further contributed to Acquisition Sub in order to consummate the Arrangement and settle the consideration payable in respect thereof in full.

Pursuant to discussions between Hindalco and the arrangers of the $2.8 billion bridge facility, it is anticipated that the bridge facility will be increased to $3.1 billion, that Hindalco and its affiliates’ required equity and subordinated debt contribution will be reduced from $600 million to $450 million, and that the term of the commitment for the bridge facility will be extended to July 31, 2007.

THE ARRANGEMENT AGREEMENT

The Arrangement Agreement and the Plan of Arrangement are the legal documents that govern the Arrangement. This section of the Proxy Statement/Circular describes the material provisions of the Arrangement Agreement but may not contain all of the information about the Arrangement Agreement that is important to you. The Arrangement Agreement is included as Annex B to this Proxy Statement/Circular to provide you with information regarding its terms and is incorporated into this Proxy Statement/Circular by reference. On March 30, 2007 AV Aluminum Inc. assigned its interest in the Arrangement Agreement to Acquisition Sub. We encourage you to read the Arrangement Agreement in its entirety. It is an agreement that establishes and governs the legal relationships between us and Hindalco with respect to the transactions described in this Proxy Statement/Circular. It is not intended to be a source of factual, business or operational information about us or Hindalco. The representations, warranties and covenants made by us and Hindalco are qualified and subject to important limitations agreed to by us and Hindalco. Furthermore, the representations and warranties may be subject to standards of materiality applicable to us and Hindalco that may be different from those which are applicable to you. These representations and warranties may or may not have been accurate as of any specified date and do not purport to be accurate as of the date of this Proxy Statement/Circular. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Form of the Arrangement

Subject to the terms and conditions of the Arrangement Agreement and in accordance with Canadian law, at the effective time of the Arrangement, among other things, Acquisition Sub will acquire all of our common shares pursuant to the Plan of Arrangement attached hereto as Annex C. It is the intention of Acquisition Sub to transfer the common shares of Novelis acquired by it to its wholly-owned subsidiary AV Aluminum Inc. We will become an indirect subsidiary of Hindalco.

Effective Date and Effective Time of the Arrangement

The Arrangement Agreement provides that the effective date is the date shown on the certificate of arrangement issued by the director appointed pursuant to the CBCA. The effective time means the date and time of the issuance of the articles of arrangement that are required by the CBCA to be filed with the director after the Final Order is made in order for the Arrangement to become effective.

Purchase Price

At the effective time of the Arrangement, each of our outstanding common shares, other than (1) common shares owned directly by Hindalco or Acquisition Sub and (2) common shares held by dissenting shareholders who duly exercise their dissenting holders’ rights under Canadian law and do not withdraw and are not deemed to have withdrawn their dissent, will be transferred to Acquisition Sub for $44.93 per common share in cash, without interest and less any applicable withholding taxes. Our shareholders will receive the purchase price per common share after exchanging their stock certificates in accordance with the instructions contained in the letter of transmittal accompanying this Proxy Statement/Circular. The price of $44.93 per common share was determined through negotiations between Hindalco and us.

Hindalco, Acquisition Sub, Novelis and the Depositary will be entitled to deduct and withhold from the consideration otherwise payable to any holder of our common shares, Options, SARs, SPAUs, PSUs and DSUs such amounts that Hindalco, Acquisition Sub, Novelis or the Depositary determines are required to be deducted or withheld with respect to such payment under the Income Tax Act (Canada) or the United States Internal Revenue Code of 1986, as amended, or any other applicable federal, provincial, territorial, state, local or foreign or other tax law.

Effect on Stock Options, Stock Appreciation Rights, Stock Price Appreciation Units, Performance Share Units and Deferred Share Units

We have taken all necessary action such that, immediately prior to the effective time of the Arrangement, (1) each outstanding Option, SAR and SPAU will, to the extent not then vested, accelerate and become fully vested and exercisable, and (2) each outstanding Option, SAR, SPAU, PSU and DSU will be cancelled.

At the effective time of the Arrangement, each Option, SAR and SPAU will (1) be transferred to us in exchange for the right to receive a cash payment equal to the amount, if any, by which $44.93 exceeds the exercise price of the Option, SAR or SPAU, as applicable, without interest, and less any applicable withholding taxes and (2)  immediately be cancelled and all agreements related thereto will be terminated.

Each outstanding PSU and DSU will be cancelled in exchange for a cash payment in the amount of $44.93 per performance share unit or deferred share unit, as applicable, and less any applicable withholding taxes.

Conditions to the Arrangement

Conditions to Each Party’s Obligation

Each party’s obligation to complete the Arrangement is subject to the satisfaction or waiver of the following conditions:

(a) the Arrangement Resolution shall have been approved and adopted at the Meeting by the shareholders in accordance with the Interim Order;

(b) the Interim Order and the Final Order shall each have been obtained on terms consistent with the Arrangement Agreement and in a form satisfactory to each of Novelis and Hindalco, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties, acting reasonably;

(c) no governmental entity shall have enacted, issued, enforced or entered any law which is then in effect that makes the Arrangement illegal or otherwise prevents, prohibits or enjoins closing of the Arrangement; and

(d) the required regulatory approvals shall have been obtained or satisfied and shall not have been revoked and reasonably satisfactory evidence of the regulatory approvals shall have been delivered.

Additional Conditions to Our Obligations

Our obligations to complete the Arrangement shall also be subject to fulfillment of each of the following conditions precedent (each of which is for our exclusive benefit and may be waived by us):

(a) all covenants of Hindalco and Acquisition Sub under the Arrangement Agreement to be performed on or before the effective time shall have been performed by Hindalco and Acquisition Sub in all material respects;

(b) all representations and warranties of Hindalco and Acquisition Sub under the Arrangement Agreement shall have been true and correct (without giving effect to qualifications or limitations as to materiality) as of the effective date of the Arrangement as if made on and as of such time (except to the extent such failures to be true and correct would not have a material adverse effect on Hindalco’s ability to close the transactions contemplated by the Arrangement Agreement and Plan of Arrangement and perform its obligations under the Arrangement Agreement and except such representations and warranties that speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date); and

(c) Acquisition Sub shall have deposited with the Depositary in escrow at or prior to the time of filing of the Articles of Arrangement the funds required to effect payment in full for all of the securities to be acquired pursuant to the Arrangement and the Depositary shall have confirmed to us the receipt of these funds.

Additional Conditions to Hindalco’s Obligations

The obligations of Hindalco to complete the Arrangement shall also be subject to the fulfillment of each of the following conditions precedent (each of which is for Hindalco’s exclusive benefit and may be waived by Hindalco in Hindalco’s sole discretion):

(a) all of our covenants under the Arrangement Agreement to be performed on or before the effective time shall have been performed by us in all material respects;

(b) all of our representations and warranties under the Arrangement Agreement shall have been true and correct (without giving effect to any qualifications or limitations as to materiality) as of the effective date as if made on and as of such date (except (1) to the extent such representations and warranties speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, (2) (other than in (3) below) to the extent that facts or matters as to which such representations and warranties are not so true and correct as of such dates, individually or in the aggregate, have not had and would not have a material adverse effect and (3) in case of representations and warranties related to Novelis’ capitalization, such representations shall be true and correct in all material respects);

(c) prior to the completion of the Arrangement, there shall not have occurred and be continuing a material adverse effect; and

(d) there shall be no action, investigation, proceeding or litigation instituted or commenced by any governmental entity that is reasonably likely to (1) set aside, appeal or challenge the validity of the Interim Order or the Final Order, (2) restrain, enjoin, prevent, prohibit or make illegal closing of the Arrangement or any of the transactions related thereto, or (3) result in a material adverse effect.

As a result of the conditions to the completion of the Arrangement, even if the requisite shareholder approval is obtained, there can be no assurance that the Arrangement will be completed.

Material Adverse Effect

For purposes of the Arrangement Agreement, certain of our representations and certain of the conditions to complete the Arrangement are qualified by a “material adverse effect” clause, which means, in the case of Novelis, any change, effect, event, occurrence, state of facts or development which individually or in the aggregate (1) is or would reasonably be expected to be materially adverse to our business, operations, results of operations, liabilities or obligations (whether absolute, accrued, conditional, contingent or otherwise), capitalization, or financial condition of us and our subsidiaries, taken as a whole; or (2) is or would reasonably be expected to impair in any material respect our ability to consummate the transactions contemplated by the Arrangement Agreement or to perform its obligations under the Arrangement Agreement on a timely basis.

None of the following, however, shall be deemed, either individually or in the aggregate, to constitute a material adverse effect: any change, effect, event, occurrence, state of facts or development (A) in the financial, banking, credit, securities, or commodities markets, the economy in general or prevailing interest rates of the United States, Canada or any other jurisdiction, where we have operations or significant revenues, (B) in any industry in which we or our subsidiaries operate, (C) in our stock price or trading volume, (D) arising as a result of a change in U.S. GAAP or regulatory accounting principles or interpretations thereof, (E) in law or interpretations thereof by any Governmental Entity, (F) arising or resulting from the announcement of the Arrangement Agreement, the pendency of the transactions contemplated herein, or compliance by any party with the covenants and agreements therein, (G) arising or resulting from any failure by us to meet any internal or published projections, forecasts or revenue or earnings predictions, (H) any continuation of an adverse trend or condition or the escalation of, or any developments with respect to, any dispute listed on the Company Disclosure Schedule, (I) arising or resulting from any act of war or terrorism (or, in each case, escalation thereof) or declaration of a national emergency, or (J) arising or resulting from the acts or omissions of Hindalco and/or its affiliates; except in the cases of clauses (A), (B) and (I), to the extent such change, effect, event, occurrence, state of facts or development has or would reasonably be expected to have a disproportionate effect on us and our subsidiaries, taken as a whole, as compared to other persons in the industries in which we and our subsidiaries operate unless such disproportionate change, effect, event, occurrence, state of facts or development arises from any metal price ceiling in any of our customer contracts; provided that any change, effect, event, occurrence, state of facts or development that is cured prior to the termination of this Agreement in accordance with its terms shall not be considered a material adverse effect.

In addition, any change, effect, event, occurrence, state of facts or development that is cured prior to termination of the Arrangement Agreement shall not be considered a material adverse effect.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated and the Arrangement may be abandoned at any time prior to the filing of the Articles of Arrangement, whether before or after any approval and authorization of the Arrangement Resolution by the shareholders:

(a) by mutual written consent of us and Hindalco to terminate, duly authorized by our board of directors and Hindalco’s board of directors;

(b) by either Hindalco or us if the effective time of the Arrangement shall not have occurred on or before July 7, 2007, or at the option of Hindalco, July 31, 2007, if the expiration date of the commitment letters provided in connection with Hindalco’s financing of its acquisition of us is extended to or beyond July 31, 2007 (as applicable, the “Outside Date”); provided, however, that the right to terminate under this provision is not available to any party whose failure to fulfill any obligation under the Arrangement Agreement has been the cause of, or resulted in, the failure of the effective time to occur on or before July 31, 2007;

(c) by either Hindalco or us if any governmental entity shall have enacted, issued, promulgated, enforced or entered any law or order which has become final and nonappealable and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting closing of the Arrangement;

(d) by either Hindalco or us if the Arrangement Resolution shall have failed to receive the requisite vote for approval at the Meeting or at any adjournment or postponement thereof in accordance with the Interim Order;

(e) by Hindalco, if: (1) our board of directors withdraws, modifies or qualifies, in any manner adverse to Hindalco or Acquisition Sub, its recommendation that our shareholders vote in favor of the Arrangement; or (2) our board of directors approves, adopts or recommends an acquisition proposal that constitutes a superior proposal; or (3) we enter into any binding agreement effecting or in connection with an acquisition proposal that constitutes a superior proposal;

(f) by us, if we enter into any binding agreement effecting an acquisition proposal in compliance with the provisions of the Arrangement Agreement, in which case we are obligated to make a termination payment of $100 million to Acquisition Sub prior to or concurrently with such termination;

(g) by Hindalco, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on our part set forth in the Arrangement Agreement, which breach or failure to perform: (i) would cause the condition that our covenants be performed in all material respects and our representations and warranties be true and correct (subject to certain exceptions) not to be satisfied; and (ii) is incapable of being cured within the lesser of 30 days after Hindalco gives notice of such breach or failure to perform and the period between Hindalco’s giving notice and the day prior to the Outside Date; or

(h) by us, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Hindalco or Acquisition Sub set forth in the Arrangement Agreement, which breach or failure to perform (i) would cause the condition that Hindalco’s covenants be performed in all material respects and its representations and warranties be true and correct (subject to certain exceptions) not to be satisfied and (ii) is incapable of being cured within the lesser of 30 days after we give notice of such breach or failure to perform and the period between our giving notice and the day prior to the Outside Date.

Expenses

Other than as set forth under “Expense Reimbursement”, generally, all fees and expenses incurred in connection with the Arrangement Agreement and the other transactions contemplated by the Arrangement Agreement will be paid by the party incurring such fees and expenses, except that Hindalco shall be responsible for paying all filing fees in connection with obtaining the regulatory approvals, and each party shall share equally all fees and expenses incurred in connection with the preparation, filing and mailing of this Proxy Statement/Circular.

Company Termination Payment

We must pay a termination payment to Acquisition Sub of $100 million if:

(a) the Arrangement Agreement is terminated in the circumstances set out in paragraphs (e) or (f) in the section above titled “Termination of the Arrangement Agreement”; or

(b) (A) prior to the Meeting a proposal to acquire 50% or more of our assets or common shares is publicly announced; (B) the holders of our common shares fail to approve the Arrangement Resolution and the transactions contemplated thereby; and (C) during the period between February 10, 2007 and twelve (12) months following the termination of the Arrangement Agreement (X) the proposal is consummated by the person who publicly announced such proposal, or (Y) Novelis enters into a definitive agreement with respect to such proposal and that proposal is subsequently consummated at any time thereafter.

Expense Reimbursement

If Hindalco terminates the Arrangement Agreement for our failure to perform any representation, warranty, covenant or agreement in the Arrangement Agreement, we are required to pay a reimbursement amount equal to the aggregate of all reasonable out of pocket costs and expenses incurred by Hindalco and its affiliates in connection with the Arrangement and any transactions contemplated thereby (including all reasonable fees and expenses of financial, legal, accounting and other advisors and of potential lenders) up to a maximum of $15 million. If after the payment of the reimbursement amount, the events set forth in item (b) above occur, we shall pay an amount equal to the difference between the company termination payment and the reimbursement amount to Hindalco.

Representations and Warranties

The Arrangement Agreement contains customary representations and warranties made by each of the parties regarding facts pertinent to the Arrangement. These representations and warranties relate to the following subject matters with respect to each party:

(a) corporate existence and good standing; and

(b) corporate power and authorization to enter into and carry out the obligations of the Arrangement Agreement, the enforceability of the Arrangement Agreement and the absence of any conflict with or violation of organizational documents, third party contracts or laws as a result of entering into and carrying out the obligations of the Arrangement Agreement.

In addition, we made additional representations and warranties with respect to the following subject matters:

(a) our capitalization;

(b) absence of consents and approvals required;

(c) our filings and reports with the SEC;

(d) our financial statements and our reporting requirements and our internal control over financial reporting and disclosure controls and procedures;

(e) the absence of undisclosed liabilities or certain changes or events with respect to us and our subsidiaries;

(f) absence of litigation;

(g) compliance with laws;

(h) absence of defaults under contracts;

(i) compliance with securities laws matters;

(j) status of customer relations;

(k) compliance with foreign corrupt practices laws;

(l) rights to intellectual property;

(m) title and validity of rights with respect to property;

(n) labor and other employment matters;

(o) employee benefit plans;

(p) tax matters;

(q) environmental matters;

(r) product warranty matters;

(s) absence of affiliate transactions;

(t) the receipt of the fairness opinions from each of Morgan Stanley and Evercore; and

(u) deferring the separation time under our shareholder rights plan.

Hindalco and Acquisition Sub made additional representations and warranties related to the following subject matters:

(a) ownership of shares of Acquisition Sub;

(b) no governmental consent;

(c) availability of sufficient funds to complete the Arrangement;

(d) absence of ownership of our shares by Hindalco or Acquisition Sub; and

(e) absence of material litigation.

Covenants Under the Arrangement Agreement

Conduct of Business During the Pre-Effective Date Period

Prior to the closing of the Arrangement, without the consent of Hindalco or as otherwise permitted by the Arrangement Agreement, we agreed to conduct our business substantially in the ordinary course and consistent with past practice, and we will use our reasonable best efforts to preserve our goodwill, which includes preserving our current relationships with customers, suppliers, distributors, joint venture partners, licensors, employees and other persons having significant business relationships with us.

In addition, prior to the closing of the Arrangement, we have agreed to specific restraints relating to the following (with certain exceptions):

(a) splitting, consolidating or reclassifying any of our outstanding securities or undertaking any other capital reorganization, or declaring dividends or making other distributions, other than quarterly cash dividends in accordance with our past practice or dividends by one of our wholly owned subsidiaries to us or one of our subsidiaries;

(b) amending or modifying our organizational documents or any outstanding securities, indebtedness and credit facility;

(c) issuing any securities or new options to acquire our capital stock, or redeem or offer to purchase any of our outstanding securities, other than pursuant to any existing plan or contract;

(d) subject to item (g) below, and except for the transactions contemplated by the Arrangement Agreement, not enter into, adopt or consummate any liquidation, dissolution, merger, amalgamation, arrangement, consolidation or reorganization of us or any of our subsidiaries;

(e) terminating, amending or waiving any material term of any material contract, entering into or extending the scope of any contract that purports to restrict our ability to engage in any line of business or our geographic scope, or entering into a material contract that would be breached by or would require the consent of a third party in order to continue in full force following the implementation of the Arrangement (provided that we must advise Hindalco prior to entering into, amending, terminating or waiving any material term of a significant metal supply agreement or significant customer contract);

(f) entering into, adopting, amending, or taking any other action with respect to any bonus, profit sharing, incentive, salary or other compensation arrangement, subject to certain exceptions;

(g) selling, leasing or otherwise disposing of any capital assets or a group of related assets having a value in excess of $20 million, subject to certain exceptions;

(h) other than borrowing under existing lines of credit, or indebtedness or guarantees owing to us or our subsidiaries, incurring or committing to incur any indebtedness for borrowed money or issuing any debt securities, or incurring, guaranteeing or otherwise becoming responsible for any other material liability of any other person or business organization;

(i) granting or amending the terms of any Options, SARs, SPAUs, PSUs or DSUs;

(j) other than in the ordinary course of business and consistent with past practice, waiving, releasing, settling or otherwise compromising any material litigation or arbitration, satisfying any material liabilities substantially prior to being due, and other than in the ordinary course of business, entering into any interest rate, currency or commodity swaps, hedges or similar financial instruments;

(k) incurring or committing to capital expenditures, other than capital expenditures contemplated by our budget or capital plan for 2007, or otherwise not in excess of $35 million (provided that we must advise Hindalco in advance of our incurring or committing to any capital expenditures in excess of $15 million in the aggregate);

(l) making any changes to existing accounting policies unless required by U.S. GAAP, or as recommended by our independent registered public accountant, or pursuant to written instructions from any securities regulatory authority;

(m) acquiring or agreeing to acquire any person or other business organization, subject to certain exceptions;

(n) making, rescinding or changing material elections with respect to taxes, filing any material amended tax return, waiving or settling any material tax dispute, or extending the statute of limitations relating to taxes or other than in the ordinary course of business consistent with past practice, entering into any closing agreement regarding taxes, surrendering any right to claim a material tax refund or amending our transfer pricing policies;

(o) amending our shareholder rights plan or adopting or implementing any other shareholder rights plan other than in connection with a superior proposal; or

(p) taking any materially adverse employment actions outside the ordinary course of business with respect to our employees employed in Europe, except in consultation with the applicable works councils.

Access to Information; Certain Notices

Upon reasonable notice and subject to applicable law and the terms of our contracts, we agree to provide Hindalco with reasonable access (without disruption to our conduct of business) during normal business hours to all books, records, information and files in our possession and control and access to our personnel on an as reasonably requested basis as well as reasonable access to our properties and our subsidiaries’ properties to allow Hindalco to conduct such investigations as Hindalco may consider necessary for strategic and transition planning.

Hindalco acknowledges that certain information provided to it may be confidential and/or proprietary in nature and except as permitted by the confidentiality agreement entered into by Hindalco and us, Hindalco shall not, without our prior consent, disclose such confidential and proprietary information and shall not use it for any purpose other than those contemplated in the Arrangement Agreement.

No Solicitation

We have agreed that we will not, and we will use our reasonable best efforts to cause our representatives not to:

(a) directly or indirectly solicit, initiate, knowingly encourage or knowingly facilitate any acquisition proposal;

(b) enter into, continue or participate in negotiations regarding, or furnish any information in connection with any acquisition proposal;

(c) except as provided below, withdraw, modify or qualify, in any manner adverse to Hindalco or Acquisition Sub, the recommendation in favor of the Arrangement of our board of directors or any committee thereof; or

(d) except as provided below, approve, adopt or recommend an acquisition proposal, or enter into any binding agreement effecting an acquisition proposal.

Further, we shall, and shall use our reasonable best efforts to cause our representatives to:

(a) immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted before entering into the Arrangement Agreement with respect to any acquisition proposal and we will not to release any third party from, waive or otherwise forbear in the enforcement of any confidentiality, non-solicitation or standstill agreement to which we and such third party are parties, except that this restriction does not prohibit our board of directors from otherwise considering and accepting a superior proposal, and

(b) immediately cease to provide any other person with access to information concerning us and our subsidiaries and shall immediately request the return and/or destruction of all information provided to any third parties that have entered into a confidentiality agreement with us relating to any potential acquisition proposal and shall use all reasonable efforts to ensure that such requests are honored.

However, this covenant will not prohibit us from (i) furnishing information regarding us to a person making an acquisition proposal (subject to the execution of a confidentiality agreement) that our board of directors determines in good faith is reasonably likely to lead to a superior proposal and (ii) participating in discussions or negotiations with the person making such acquisition proposal.

At any time prior to obtaining the approval of our shareholders for the Arrangement Resolution, if our board of directors determines in good faith (after consultation with its financial advisor and legal advisors) that the failure to take such action would not be in our best interests, in response to an acquisition proposal that the board of directors determines in good faith after consulting with its legal and financial advisors is reasonably likely to lead to a superior proposal, the board of directors may withdraw its recommendation that the shareholders approve the Arrangement Resolution and/or cause us to enter into an agreement for a superior proposal. Our board of directors, however, may not withdraw its recommendation in the context of a possible superior proposal unless:

(a) we have complied in all material respects with our covenant regarding non-solicitation;

(b) we have provided Hindalco three business days’ prior written notice advising Hindalco that the board of directors intends to withdraw its recommendation and/or enter into an agreement for a superior proposal and specifying the reasons therefor, including the terms and conditions of the superior proposal;

(c) we have during such three business day period, if requested by Hindalco, afforded Hindalco a reasonable opportunity to amend the Arrangement Agreement so that the acquisition proposal no longer constitutes a superior proposal;

(d) if Hindalco agrees to amend the Arrangement Agreement, our board of directors has considered the terms of the amendment to determine whether such acquisition proposal continues to be a superior proposal; and

(e) at the end of such three business day period, such acquisition proposal has not been withdrawn and continues to constitute a superior proposal.

In the event of any material revisions to any applicable superior proposal, we will be required to deliver a new written notice to Hindalco and to comply with the requirements described above with respect to the new written notice. In addition, we are also required to notify Hindalco orally and in writing within one business day after receipt of any acquisition proposal and the terms thereof.

We are not entitled to enter into any contract (other than an acceptable confidentiality agreement) with respect to a superior proposal unless the Arrangement Agreement has been or is concurrently terminated by its terms and we have paid to Acquisition Sub the termination fee of $100 million.

As long as we comply with the restrictions described above, the Arrangement Agreement also does not prohibit us from taking and disclosing to our shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act.

As described in this Proxy Statement/Circular, “acquisition proposal” means (i) any merger, tender offer, take-over bid, amalgamation, plan of arrangement, business combination, consolidation or recapitalization that, if consummated, would result in any person beneficially owning more than 35% of common shares, or any liquidation or winding-up in respect of Novelis; (ii) any sale or acquisition of 35% or more of the fair market value of our assets on a consolidated basis; (iii) any acquisition of 35% or more of the common shares (or rights thereto) or any acquisition of 35% or more of the equity interests (or rights thereto) in any of our material subsidiaries; or (iv) any proposal or offer to do, or public announcement of an intention to do, any of the foregoing from any person other than Hindalco or Acquisition Sub.

As described in this Proxy Statement/Circular, “superior proposal” means any bona fide written acquisition proposal that was not solicited in breach of our obligations under the Arrangement Agreement by a third party that if consummated would result in such person (or its shareholders) owning, directly or indirectly, more than 50% of our common shares then outstanding or more than 50% of the assets of Novelis on a consolidated basis, which our board of directors determines, acting in good faith and after consultation with our financial advisors and outside legal counsel, taking into account all financial, legal, regulatory and other aspects of such proposal (including any break-up fee, expense reimbursement provisions, due diligence and other conditions to closing and financing terms, including the committed status thereof) and the person making the proposal, to be more favorable to the shareholders from a financial point of view than the transactions contemplated by the Arrangement Agreement.

Our Shareholder Rights Plan

Our board of directors has resolved to defer the “Separation Time” (as defined in our shareholder rights plan) so that none of the execution, delivery and performance of the Arrangement Agreement will cause the rights to become exercisable. Our shareholder rights plan will be terminated at the effective time as part of the Plan of Arrangement and the rights will expire in their entirety at the effective time without any payment being made in respect thereof.

Further Action; Reasonable Best Efforts

Hindalco, Acquisition Sub and Novelis have agreed to use our reasonable best efforts to take, or cause to be taken, all appropriate actions and to do, or cause to be done, all things necessary or advisable to consummate and make effective the transactions contemplated by the Arrangement Agreement. Without limiting the foregoing, the parties have agreed to use reasonable best efforts to:

(a) obtain all necessary regulatory approvals as soon as practicable;

(b) seek all consents, approvals or waivers from third parties in connection with the transactions contemplated by the Arrangement Agreement;

(c) execute and deliver certain covenants and agreements related to obligations of Novelis to be specifically assumed by Hindalco;

(d) defend any lawsuits or other legal proceedings challenging the Arrangement Agreement or transactions contemplated in the Arrangement Agreement;

(e) carry out the terms of the Interim Order and the Final Order; and

(f) execute and deliver any additional instrument necessary to consummate the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement.

In addition, the parties agree to cooperate and assist one another in connection with all actions to be taken as described above. The parties also agree that to the extent practicable neither party will have any communication with any governmental entity without prior consultation of the other party, and each party shall keep the other party apprised of the content and status of any communications with any governmental entity.

Directors’ and Officers’ Indemnification and Insurance

Hindalco has agreed to cause Novelis, after the completion of the Arrangement, to indemnify our officers and directors (or their equivalents) to the fullest extent permitted under our organizational documents and applicable laws. These obligations shall survive the Arrangement and shall continue in full force and effect in accordance with the terms of such organizational documents and such individual indemnity agreements from the effective date.

The Arrangement Agreement also requires us to maintain for six years from the effective date of the Arrangement our current officers’ and directors’ liability insurance providing coverage to each person currently covered by our directors’ and officers’ liability insurance. We (or our successor) or Hindalco shall not be required to pay an aggregate amount in excess of 300% of the annual premium currently paid by us. In lieu of the foregoing, we (or our successor) may purchase, prior to, on or after the effective date, a six-year “tail” prepaid officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the effective date of the Arrangement covering each such officer and director, provided that such policy shall not be in an amount in excess of $4.5 million without our first obtaining Hindalco’s prior written consent.

Public Announcements

We and Hindalco have agreed to obtain the approval, not to be unreasonably withheld or delayed, of the other party prior to making any public announcement or statement with respect to the transactions contemplated by the Arrangement or the Arrangement Agreement, except for such releases or announcements which may be required by law or the requirements of any applicable stock exchange. In each event, we and Hindalco will consult with each other prior to issuing any such public announcement.

Benefits Continuation

The Arrangement Agreement provides that for a period beginning on the effective date of the Arrangement and ending no earlier than the 24 months following such date, Hindalco shall cause Novelis and our subsidiaries, subject to collective bargaining and applicable laws, to provide a continuation of the benefits that are substantially equivalent in the aggregate to the employee benefits provided under our employee benefit plans in effect on February 10, 2007 to our employees or former employees as of the effective date of the Arrangement and their eligible dependents. We and Hindalco agree, from and after the effective date, to provide severance pay and other severance benefits to our employees or former employees as of the effective date who are terminated prior to the second anniversary of the effective date on the effective date of the Arrangement in accordance with employee benefit plans providing for such payments or our severance pay and other severance benefits as of the date of the Arrangement Agreement.

In addition, our employees or former employees as of the effective date of the Arrangement shall be given credit for all service with us and our subsidiaries and any of our predecessors under all employee benefit plans and arrangements currently maintained or established in the future by Hindalco or any of its subsidiaries in which they are or become participants for purposes of participation, eligibility, vesting and level of benefits. Hindalco and its subsidiaries shall cause any pre-existing conditions or limitations, eligibility or waiting periods or required physical examinations under any welfare benefit plans of Hindalco and its subsidiaries to be waived with respect to our employees or former employees as of the effective date and their eligible dependents to the extent waived under the existing employee benefit plan. With respect to life insurance, Hindalco and its Subsidiaries shall provide coverage up to the employee or former employees as of the effective date current level of insurability. Hindalco and its subsidiaries shall also give our employees or former employees and their eligible dependents credit for the employee benefit plan year in which the effective date of the Arrangement occurs towards applicable deductibles and out-of-pocket limits for expenses incurred prior to the effective date of the Arrangement.

Amendment and Waiver

The Arrangement Agreement and the Plan of Arrangement may be amended at any time by the parties before or after approval of the Arrangement Resolution by our shareholders. However, after approval of the Arrangement Resolution by our shareholders, no amendment can be made without first obtaining the approval of our shareholders if the amendment is otherwise required by law or the Interim Order to be approved by our shareholders.

Prior to the effective date, the parties by mutual agreement may:

(a) change the time for the performance of any of the obligations or other acts of the parties;

(b) waive any inaccuracies or modify any representation and warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement; and

(c) waive compliance with or modify any of the covenants in the Arrangement Agreement and waive or modify performance of any of the obligations of the parties; and

(d) waive compliance with or modify any conditions precedent in the Arrangement Agreement provided that any such change does not decrease the consideration payable to our shareholders.

DISSENTING HOLDERS’ RIGHTS

The discussion set forth below is not a complete summary regarding your dissenting holders’ rights under Canadian law and is qualified in its entirety by reference to the text of the relevant provisions of Canadian law, which are attached to this Proxy Statement/Circular as Annex F. Shareholders intending to exercise dissenting holders’ rights should carefully review Annex F. Failure to follow precisely any of the statutory procedures set forth in Annex F may result in a termination or waiver of these rights.

Section 190 of the CBCA provides registered shareholders with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The Interim

Order expressly provides registered shareholders with the right to dissent from the Arrangement Resolution pursuant to section 190 of the CBCA, with modifications to the provisions of section 190 as provided in the Plan of Arrangement and the Interim Order (“Dissenting Holders’ Rights”). Under the CBCA, if registered shareholders properly exercise Dissenting Holders’ Rights, Novelis would be required to pay the fair value of the common shares to the Dissenting Holders (the “Dissenting Holders”), whereas under the Plan of Arrangement such payment will be made by Acquisition Sub. In addition, section 190 of the CBCA provides that in order to dissent, a written objection must be received by us at or before the Meeting, whereas the Plan of Arrangement provides that a written objection must be received by us no later than 5:00 p.m. (Toronto time) on the last business day preceding the Meeting. Any registered shareholder who properly dissents from the Arrangement Resolution in compliance with section 190 of the CBCA, as modified by the Plan of Arrangement and the Interim Order, will be entitled, in the event the Arrangement becomes effective, to be paid the fair value of common shares held by such Dissenting Holder, determined as of the close of business on the day before the day the Arrangement Resolution is adopted. Shareholders are cautioned that fair value could be determined to be less than the $44.93 payable pursuant to the terms of the Arrangement.

Section 190 of the CBCA provides that a shareholder may only make a claim under that section with respect to all of the common shares of a class held by the shareholder on behalf of any one beneficial owner and registered in the shareholder’s name. One consequence of this provision is that only a registered shareholder may exercise the Dissenting Holders’ Rights in respect of common shares that are registered in that shareholder’s name.

In many cases, common shares beneficially owned by a non-registered shareholder are registered either (a) in the name of an intermediary or (b) in the name of a clearing agency (such as CDS or DTC) of which the intermediary is a participant. Accordingly, a non-registered shareholder will not be entitled to exercise its Dissenting Holders’ Rights directly (unless the common shares are re-registered in the non-registered shareholder’s name). A non-registered shareholder who wishes to exercise Dissenting Holders’ Rights should immediately contact the intermediary with whom the non-registered shareholder deals in respect of its common shares and either (i) instruct the intermediary to exercise the Dissenting Holders’ Rights on the non-registered shareholder’s behalf (which, if the common shares are registered in the name of CDS, DTC or other clearing agency, may require that such common shares first be re-registered in the name of the intermediary), or (ii) instruct the intermediary to re-register such common shares in the name of the non-registered shareholder, in which case the non-registered shareholder would be able to exercise the Dissenting Holders’ Rights directly.

A registered shareholder who wishes to dissent must provide a dissent notice to Novelis (a) at 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia, 30326 (Attention: Corporate Secretary) or (b) by facsimile transmission to (404) 814-4219 (Attention: Corporate Secretary) no later than 5:00 p.m. (Toronto time) on May 9, 2007 (or 5:00 p.m. (Toronto time) on the day which is one business day immediately preceding any adjourned or postponed Meeting.) Failure to strictly comply with these dissent procedures may result in the loss or unavailability of the right to dissent.

The filing of a Dissent Notice does not deprive a registered shareholder of the right to vote at the Meeting. However, the CBCA provides, in effect, that a registered shareholder who has submitted a Dissent Notice and who votes for the Arrangement Resolution will no longer be considered a Dissenting Holder. The CBCA does not provide, and Novelis will not assume, that a proxy submitted instructing the proxyholder to vote against the Arrangement Resolution, or a vote against the Arrangement Resolution constitutes a Dissent Notice, but a registered shareholder need not vote its common shares against the Arrangement Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote for the Arrangement Resolution does not constitute a Dissent Notice. However, any proxy granted by a registered shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Arrangement Resolution, should be validly revoked in order to prevent the proxyholder from voting such common shares in favor of the Arrangement Resolution and thereby causing the registered shareholder to forfeit its Dissenting Holders’ Rights. See “Information Concerning the Meeting and Voting”.

Novelis (or its successor) is required, within ten (10) days after the shareholders adopt the Arrangement Resolution, to notify each Dissenting Holder that the Arrangement Resolution has been adopted. Such notice is not required to be sent to any shareholder who voted for the Arrangement Resolution or who has withdrawn its Dissent Notice.

A Dissenting Holder who has not withdrawn its Dissent prior to the Meeting must then, within twenty (20) days after receipt of notice that the Arrangement Resolution has been adopted, or if the Dissenting Holder does not receive such notice, within twenty (20) days after learning that the Arrangement Resolution has been adopted, send to Novelis care of our transfer agent a written notice (a “Demand for Payment”) containing its name and address, the number of common shares in respect of which he or she dissents (the “Dissenting Shares”) and a demand for payment of the fair value of such common shares. Within thirty (30) days after sending the Demand for Payment, the Dissenting Holder must send to Novelis or our transfer agent certificates representing common shares in respect of which he or she dissents. Our transfer agent will endorse on share certificates received from a Dissenting Holder a notice that the holder is a Dissenting Holder and will forthwith return the share certificates to the Dissenting Holder. A Dissenting Holder who fails to make a Demand for Payment in the time required or to send certificates representing Dissenting Shares has no right to make a claim under section 190 of the CBCA.

Under section 190 of the CBCA, as modified by the Plan of Arrangement and Interim Order, after sending a Demand for Payment, a Dissenting Holder ceases to have any rights as a shareholder in respect of its Dissenting Shares other than the right to be paid the fair value of the Dissenting Shares as determined pursuant to the Interim Order, unless (i) the Dissenting Holder withdraws its Dissent Notice before Acquisition Sub makes an offer to pay, or (ii) Acquisition Sub fails to make an offer to pay in accordance with subsection 190(12) of the CBCA and the Dissenting Holder withdraws the Demand for Payment, in which case the Dissenting Holder’s rights as a shareholder will be reinstated. Pursuant to the Plan of Arrangement, in no case shall Acquisition Sub or any other person be required to recognize any Dissenting Holder as a shareholder after the effective date, and the names of such shareholders shall be deleted from the list of registered shareholders at the effective date.

Pursuant to the Plan of Arrangement, Dissenting Holders who are ultimately determined to be entitled to be paid fair value for their Dissenting Shares shall be deemed to have transferred such Dissenting Shares to Acquisition Sub at the effective time.

Pursuant to the Plan of Arrangement, Dissenting Holders who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Dissenting Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-Dissenting Holder as at and from the effective date.

Acquisition Sub is required, not later than seven (7) days after the later of the effective date and the date on which a Demand for Payment is received from a Dissenting Holder, to send to each Dissenting Holder who has sent a Demand for Payment an offer to pay for its Dissenting Shares in an amount considered by the board of directors of Acquisition Sub to be the fair value of the common shares, accompanied by a statement showing the manner in which the fair value was determined. Every offer to pay must be on the same terms. Acquisition Sub must pay for the Dissenting Shares of a Dissenting Holder within ten (10) days after an offer to pay has been accepted by a Dissenting Holder, but any such offer lapses if Acquisition Sub does not receive an acceptance within thirty (30) days after the offer has been made.

If Acquisition Sub fails to make an offer to pay for a Dissenting Shares, or if a Dissenting Holder fails to accept an offer to pay that has been made, Acquisition Sub may, within fifty (50) days after the effective date or within such further period as the Court may allow, apply to a court to fix a fair value for the common shares of Dissenting Holders. If Acquisition Sub fails to apply to a court, a Dissenting Holder may apply to a court for the same purpose within a further period of twenty (20) days or within such further period as a court may allow. A Dissenting Holder is not required to give security for costs in such an application.

If Acquisition Sub or a Dissenting Holder makes an application to court, Acquisition Sub will be required to notify each affected Dissenting Holder of the date, place and consequences of the applicable and of its right to appear and be heard in person or by counsel. Upon an application to a court, all Dissenting Holders who have not accepted an offer to pay will be joined as parties and be bound by the decision of the court. Upon any such application to a court, the court may determine whether any person is a Dissenting Holder who should be joined as a party, and the court will then fix a fair value for the Dissenting Shares of all Dissenting Holders. The final order of a court will be rendered against Acquisition Sub in favor of each Dissenting Holder for the amount of the fair value of its Dissenting Shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Holder from the effective date until the date of payment.

Registered shareholders who are considering exercising Dissenting Holders’ Rights should be aware that there can be no assurance that the fair value of their common shares as determined under the applicable provisions of the CBCA (as modified by the Plan of Arrangement and the Interim Order) will be more than or equal to the consideration under the Arrangement. In addition, any judicial determination of fair value will result in delay of receipt by a Dissenting Holder of consideration for such Dissenting Holder’s Dissenting Shares.

The foregoing is only a summary of the dissenting holder provisions of the CBCA (as modified by the Plan of Arrangement and the Interim Order), which are technical and complex. A complete copy of section 190 of the CBCA is attached as Annex F to this Proxy Statement/Circular. It is recommended that any registered shareholder wishing to avail itself of its Dissenting Holders’ Rights under those provision seek legal advice, as failure to comply strictly with the provisions of the CBCA (as modified by the Plan of Arrangement and the Interim Order) may prejudice its Dissenting Holders’ Rights.

For a general summary of certain income tax implications to a Dissenting Holder, see “Material Tax Consequences of the Arrangement”.

PRINCIPAL LEGAL MATTERS

Court Approval of the Arrangement and Completion of the Arrangement

An arrangement of a corporation under the CBCA requires court approval. Prior to the mailing of this Proxy Statement/Circular, we obtained the Interim Order. The Interim Order provides, among other things, that:

•	we are authorized to call, hold and conduct the Meeting in the manner set forth in the Interim Order, at the time and place set forth in the notice of meeting, for the shareholders to consider and, if determined advisable, to pass, the Arrangement Resolution;

•	this Proxy Statement/Circular, the form of proxy and the letter of transmittal must be distributed to our shareholders, the directors and auditors not later than 21 days prior to the Meeting;

•	the quorum required at the Meeting is that set out in our by-laws, being 25% or more of the outstanding common shares entitled to vote, present either in person or by proxy;

•	subject to the further order of the court, the vote required to pass and approve the Arrangement Resolution is the affirmative vote of at least 66 2/3% of the votes cast at the Meeting by shareholders entitled to vote at the Meeting, present either in person or by proxy;

•	registered shareholders are entitled to exercise rights of dissent in connection with the Arrangement Resolution in accordance with section 190 of the CBCA, as modified by the Plan of Arrangement and the Interim Order; and

•	upon approval of the Arrangement Resolution in the manner set forth in the Interim Order, we may apply to the court for final approval of the Arrangement and the Plan of Arrangement.

A copy of the Interim Order is attached as Annex G to this Proxy Statement/Circular.

Subject to the requisite approval of the Arrangement Resolution by shareholders entitled to vote at the Meeting, and the satisfaction of certain other conditions, the hearing in respect of the Final Order is scheduled to take place on May 14, 2007 in the Superior Court of Justice (Ontario) (Commercial List) at 330 University

Avenue, Toronto, Ontario, or as soon thereafter as is reasonably practicable. Any shareholder or other person who wishes to participate or to be represented or to present evidence or argument at the hearing may do so, subject to filing with the court a notice of appearance in accordance with the Ontario Rules of Civil Procedure, serving that notice of appearance upon our solicitors and solicitors of Hindalco, and upon all other parties who have filed a notice of appearance, and satisfying any other requirements as provided in the Interim Order. If the hearing is postponed, adjourned or rescheduled then, subject to further order of the Court, only those persons having previously served a notice of appearance in compliance with the Ontario Rules of Civil Procedure and the Interim Order will be given notice of the postponement, adjournment or rescheduled date.

At the hearing for the Final Order, the Court will consider, among other things, whether: (1) the Arrangement meets the requirements of the Interim Order and the CBCA; (2) anything has been done or purported to be done that is not authorized by the CBCA; and, (3) the Arrangement is fair and reasonable.

The Arrangement requirements of the CBCA include:

•	the proposed transaction must be an arrangement within the meaning of that term in the CBCA which, with respect to a corporation, generally includes a reorganization, an amalgamation, a division of the business of the corporation, a transfer of all or substantially all of the property of the corporation, an exchange of securities of the corporation, a going-private transaction, a liquidation or dissolution, or any combination of the foregoing;

•	we must not be insolvent, and it must be impracticable for us to effect the transaction proposed by the Arrangement under any other provision of the CBCA;

•	the Arrangement must be approved by the requisite shareholder vote; and

•	the Arrangement must be approved by the Court.

Whether an arrangement is fair and reasonable depends on procedural and substantive considerations. Considerations the Court may consider include, among others: (1) the use of independent financial advisors; (2) the provision of dissent rights; (3) the directors’ recommendation; (4) the fairness opinion(s), if any; and (5) the vote by shareholders.

The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct.

The notice of application for the Final Order is attached as Annex H to this Proxy Statement/Circular. Subject to the requisite approval of the Arrangement Resolution by shareholders entitled to vote at the Meeting, and assuming that the Final Order is granted and that the other conditions set out in the Arrangement Agreement are satisfied or waived by the party or parties for whose benefit they exist, then the articles of arrangement will be filed under the CBCA to give effect to the Arrangement and all other arrangements and documents necessary to complete the Arrangement will be delivered as soon as reasonably practicable thereafter.

Regulatory Matters

The Arrangement is conditional upon the filing of all specified notifications, the receipt of specified approvals and/or the expiration of applicable waiting periods under applicable antitrust and competition laws and the satisfaction of other regulatory requirements, including under the HSR Act, the Competition Act (Canada), the Investment Canada Act, the EC Merger Regulation and from ANEEL (the “Regulatory Approvals”). We, Hindalco and Acquisition Sub have agreed to use our reasonable best efforts to take, or cause to be taken, all appropriate actions and to do, or cause to be done, all things necessary to obtain all necessary Regulatory Approvals. In addition, we agreed to cooperate and assist one another in connection with all actions to be taken to obtain Regulatory Approval and that, to the extent practicable, neither party will have any communication with any governmental entity without prior consultation of the other party, and each party shall keep the other party apprised of the content and status of any communications with any governmental entity. Hindalco and Acquisition Sub agree to take all steps necessary to make or enter into any necessary divestitures, licenses or other arrangements (including hold separate arrangements) of or affecting their operations or business units or any part thereof, or the operations or business units of Novelis, or those of any of their subsidiaries or affiliates, and agree to any other restrictions, as may be required in order to obtain any Regulatory Approval as soon as possible, and in any event prior to the Outside Date, without any set-off or reduction or adjustment in the purchase price payable pursuant to the terms of the Arrangement Agreement or to obtain the approval of any other governmental entity that may be required following the effective time of the Arrangement.

HSR Act

The HSR Act and related rules provide that transactions such as the Arrangement may not be completed until the parties submit a Notification and Report Form to the Department of Justice and the Federal Trade Commission and certain waiting period requirements have been satisfied. On February 22, 2007, we and Hindalco each filed the required Notification and Report Form and requested early termination of the waiting period and such request was granted effective March 7, 2007.

Competition Act

The Competition Act (Canada) requires that parties to certain transactions such as the Arrangement that exceed specified size thresholds (“Notifiable Transactions”) provide to the Commissioner of Competition (the “Commissioner”) appointed under the Competition Act prior notice of, and information relating to, the Arrangement. Notification must be made either on the basis of a short-form filing (in respect of which there is a 14 day statutory waiting period from the time a complete notification is made), a long-form filing (in respect of which there is a 42 day waiting period from the time a complete notification is made) or a request for an advance ruling certificate (“ARC”).

The Commissioner’s review of a Notifiable Transaction may take longer than the statutory waiting period. Upon completion of the Commissioner’s review, the Commissioner may decide to (1) challenge the Notifiable Transaction, if the Commissioner concludes that it is likely to substantially lessen or prevent competition, (2) issue a “no action” letter stating that the Commissioner does not intend to challenge the Notifiable Transaction at that time but retains the authority to do so for three years after completion of the Notifiable Transaction, or (3) issue an ARC. Where an ARC is issued and the Notifiable Transaction to which the ARC relates is substantially completed within one year after the ARC is issued, the Commissioner cannot seek an order of the Competition Tribunal in respect of the Notifiable Transaction solely on the basis of information that is the same or substantially the same as the information on the basis on which the ARC was issued. On February 21, 2007, Hindalco filed an application for an ARC under the Competition Act (Canada). On March 6, 2007 we received a “no action” letter from the Commissioner as described in (2) above, informing us that the Commissioner is of the view that grounds do not exist at the present time to challenge the Arrangement, but that she retains the authority to do so for a period of three years after the completion of the Arrangement.

Investment Canada Act

Under the Investment Canada Act, certain transactions such as the Arrangement involving the acquisition of control of a Canadian business by a non-Canadian person that exceed prescribed monetary thresholds are subject to review and cannot be implemented unless the applicable Minister responsible for the Investment Canada Act is satisfied that the transaction is likely to be of net benefit to Canada. The transaction contemplated by the Arrangement exceeds the relevant monetary thresholds and is therefore a reviewable transaction.

The prescribed factors of assessment to be considered in the review include, among other things, the effect of the investment on the level and nature of economic activity in Canada (including the effect on employment, resource processing, utilization of Canadian products and services and exports), the degree and significance of participation by Canadians in the acquired business, the effect of the investment on productivity, industrial efficiency, technological development, product innovation and product variety in Canada, the effect of the investment on competition within any industry in Canada, the compatibility of the investment with national industrial, economic and cultural policies (taking into consideration corresponding provincial policies) and the contribution of the investment to Canada’s ability to compete in world markets and may require certain commitments to be made by the applicant with respect to these matters. The Investment Canada Act contemplates an initial review period of 45 days after filing which can be extended unilaterally by the Minister by up to 30 days (or such longer period as to which the Minister and the applicant agree). On February 26, 2007 Hindalco submitted the requisite information to commence the review process.

EC Merger Regulation

The European Community merger control laws, namely Council Regulation (EC) No. 139/2004 of January 20, 2004, require that transactions, such as the Arrangement, may not be implemented until certain information has been submitted to the European Commission and it has approved the Arrangement. Because the Arrangement is significant enough to trigger filing thresholds pursuant to the antitrust regulations of several European Union member states, Hindalco filed a Form RS on March 6, 2007 with the Director General — Competition, or DG Comp, under applicable European Union regulations. A Form RS may be filed with the DG Comp at the discretion of the acquiror asking that a transaction be referred to the DG Comp in situations where multiple member state filings are required, thereby avoiding the need to obtain antitrust clearance in each such member state. The relevant European member states had 15 business days to object to Hindalco’s Form RS filing. This period expired on March 27, 2007 without objection from any member state. On March 28, 2007, Hindalco filed a Form CO with the DG Comp asking the DG Comp to review and approve the Arrangement. The initial review process for the Form CO will expire on May 8, 2007, 25 business days following the filing of the Form CO. However, the DG Comp has the discretion to unilaterally extend the review period.

Agência Nacional de Energia Elétrica

Novelis do Brasil Ltda. (“NDB”), a wholly-owned subsidiary of Novelis Inc., is a holder of power generation concessions/authorizations in Brazil, which are regulated by ANEEL. On March 12, 2007, NDB received from ANEEL a letter dated March 5, 2007, saying that ANEEL approval under article 27 of Law N.8.987, dated February 13, 1995 (as amended) was required in order for NDB’s power generation concessions/authorizations to be transferred to Hindalco in connection with the Arrangement. Upon filing, it is customary for ANEEL to review an application for 45 to 60 days prior to granting approval. We currently expect ANEEL to approve the proposed transfer to Hindalco of NDB’s power generation concessions/authorizations prior to the date of the Meeting.

Judicial Developments

Prior to the adoption of Ontario Securities Commission (“OSC”) Rule 61-501 (or its predecessor, OSC Policy 9.1) and Regulation Q-27 of the Autorité des marchés financiers du Québec, Canadian courts had in few instances granted preliminary injunctions to prohibit transactions involving going private transactions (currently referred to as business combinations in OSC Rule 61-501). The trend both in legislation, including the CBCA, and in Canadian jurisprudence has been towards permitting business combinations to proceed subject to compliance with procedures designed to ensure procedural and substantive fairness to the minority shareholders. Shareholders should consult their legal advisors for a determination of their legal rights.

Stock Exchange De-Listing and Reporting Issuer Status

The common shares are expected to be de-listed from the New York Stock Exchange and the Toronto Stock Exchange following the effective date. In addition, registration of our common shares under the Exchange Act will be terminated, and we will no longer be required to file periodic reports with the SEC, except as may be required under our Senior Notes. We will also make an application to cease to be a reporting issuer (or equivalent) under the securities legislation of each of the provinces and territories in Canada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on filings with the SEC, the following shareholders are known by us to own more than 5% of our common shares as of March 23, 2007:

	Common Shares
	Beneficially
Name and Address of Beneficial Owner	Owned	Percentage of Class*

Noonday Asset Management, LP and	4,790,000	6.4%
Farallon Capital Management, LLC (i)

*	As of March 20, 2007, we had 75,350,963 common shares outstanding.

(i)	Information is based on a Schedule 13D dated March 7, 2007 and filed with the Securities and Exchange Commission by Noonday Asset Management, LP and Farallon Capital Management, LLC on behalf of themselves and certain related parties. The address of Noonday Asset Management, LP is 227 West Trade Street, Suite 2140, Charlotte, NC 28202. The address for Farallon Capital Management, LLC is One Maritime Plaza, Suite 2100 San Francisco, California 94111.

Share Ownership of Directors and Executive Officers

The following table sets forth, as of March 23, 2007, beneficial ownership of shares of our common shares by each director and each executive officer and all directors, nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common shares and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of March 23, 2007, into our common shares are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The address for the following individuals is: c/o Novelis Inc., 3399 Peachtree Road NE; Suite 1500; Atlanta, GA 30326.

	Shares Beneficially	Percentage
Name of Beneficial Owner	Owned	of Class

Edward A. Blechschmidt, Director and Acting Chief Executive Officer(i)	3,197	*
William T. Monahan, Chairman of the Board (ii)	11,104	*
Charles G. Cavell, Director(iii)	6,909	*
Clarence J. Chandran, Director(iv)	14,243	*
C. Roberto Cordaro, Director(v)	6,722	*
Helmut Eschwey, Director(vi)	6,722	*
David J. FitzPatrick, Director(vii)	11,339	*
Suzanne Labarge, Director(viii)	10,842	*
Patrick J. Monahan, Director	0	*
Sheldon Plener, Director	0	*
Rudolf Rupprecht, Director(ix)	6,909	*
Kevin M. Twomey, Director(x)	1,892	*
Edward V. Yang, Director(xi)	6,909	*
Martha Finn Brooks, Chief Operating Officer	264,021	*
Rick Dobson, Chief Financial Officer	0	*
Arnaud de Weert Senior Vice President and President — Europe	0	*

	Shares Beneficially	Percentage
Name of Beneficial Owner	Owned	of Class

Kevin Greenawalt, Senior Vice President and President — North America	24,304	*
Thomas Walpole Senior Vice President and President — Asia	11,019	*
Tadeau Nardocci, Senior Vice President and the President — South America	18,852	*
Leslie J. Parrette, Jr., General Counsel	0	*
Orville Lunking, Vice President and Treasurer	0	*
Brenda Pulley, Vice President, Corporate Affairs and Communications	11,417	*
Bob Patterson, Vice President and Controller	0	*
Steven Fisher	0	*
Nichole Robinson	0	*
David Godsell	24,740	*
Directors and executive officers as a group (23 persons)	441,141	*

*	Indicates less than 1% of the common shares.

**	As of March 20, 2007, we had 75,350,963 common shares outstanding.

(i)	Includes 3,197 DSUs.

(ii)	Includes 8,104 DSUs.

(iii)	Includes 6,909 DSUs.

(iv)	Includes 13,443 DSUs.

(v)	Includes 6,722 DSUs.

(vi)	Includes 6,722 DSUs.

(vii)	Includes 6,339 DSUs.

(viii)	Includes 7,842 DSUs.

(ix)	Includes 6,909 DSUs.

(x)	Includes 1,892 DSUs.

(xi)	Includes 6,909 DSUs.

OTHER MATTERS

Other Business at the Meeting

The board of directors currently knows of no other business that will be presented for consideration at the Meeting. Nevertheless, should any business other than that set forth in the Notice of Special Meeting of Shareholders properly come before the Meeting, the enclosed proxy confers discretionary authority to vote with respect to such matters, including matters that the board of directors does not know, a reasonable time before proxy solicitation, are to be presented at the Meeting. If any of these matters are presented at the Meeting, then the persons named as proxies in the enclosed proxy card will vote in accordance with their judgment.

FUTURE SHAREHOLDER PROPOSALS

If the Arrangement is completed, we will no longer have public shareholders, and there will be no public participation in any future meetings of our shareholders. However, if the Arrangement is not completed, our shareholders will continue to be entitled to attend and to participate in our shareholder meetings.

Shareholder Proposals

If we hold a 2007 annual meeting of shareholders in accordance with our traditional schedule, which we do not currently expect to do, any shareholder proposal intended to be presented at our 2007 annual meeting of shareholders pursuant to Rule 14a-8 of the Exchange Act must have been received no later than December 15, 2006 to be considered for inclusion in the Proxy Statement/Circular for the meeting. If you have a proposal that you would like us to consider at the 2007 annual meeting of shareholders, and you do not want our proxyholders to be allowed to use their discretionary voting authority to vote against this shareholder proposal when and if raised, you must submit your proposal to us no later than March 1, 2007. Proposals should be sent to our principal executive offices located at 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia, 30326, Attention: Corporate Secretary.

Communications to Non-Management Directors

You may contact our board, a committee of our board, or an individual director by writing to our Corporate Secretary — Board Communication at our head office. All communications will be compiled by the Corporate Secretary and submitted to the appropriate board member. The Corporate Secretary will reply or take other instructions from the applicable board contact

ADDITIONAL INFORMATION

Novelis will mail without charge, upon written request, a copy of its annual report on Form 10-K for the year ended December 31, 2006, including our consolidated and combined financial statements and management’s discussion and analysis. Requests should be sent to: Novelis Inc., 3399 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326, Attention: Corporate Secretary.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

Our public filings are also available to the public from document retrieval services and at Internet sites maintained by the SEC at www.sec.gov and SEDAR at www.sedar.com.

If you have any questions about this Proxy Statement/Circular, the Meeting or the Arrangement or need assistance with the voting procedures, you should contact Georgeson, our proxy solicitor, toll-free at 866-834-6791.

You should only rely on information provided in this Proxy Statement/Circular. No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Circular and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Proxy Statement/Circular is dated                    . You should not assume that the information contained in this Proxy Statement/Circular is accurate as of any date other than that date, and the mailing of this Proxy Statement/Circular to shareholders shall not create any implication to the contrary.

APPROVAL OF NOVELIS

The contents and mailing to shareholders of this Proxy Statement/Circular have been approved by our board of directors.

Nichole Robinson
Corporate Secretary

Atlanta, Georgia
April 5, 2007

ANNEX A
ARRANGEMENT RESOLUTION

ARRANGEMENT RESOLUTION

SPECIAL RESOLUTION OF THE SHAREHOLDERS

BE IT RESOLVED THAT:

1. The arrangement (the “Arrangement”) under Section 192 of the Canada Business Corporations Act (the “CBCA”) involving Novelis Inc., a corporation existing under the laws of Canada (the “Corporation”), as more particularly described and set forth in the proxy statement/circular (the “Proxy Statement/Circular”) of the Corporation accompanying the notice of this meeting (as the Arrangement may be or may have been modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

2. The plan of arrangement (the “Plan of Arrangement”) involving the Corporation, the full text of which is set out as Annex C to the Proxy Statement/Circular as contemplated by the Arrangement Agreement (the “Agreement”) made between Hindalco Industries Limited, a corporation existing under the laws of India, AV Metals Inc., a corporation existing under the laws of Canada (as assigned by its subsidiary, AV Aluminum Inc., a corporation existing under the laws of Canada) and the Corporation and dated as of February 10, 2007 (as the Plan of Arrangement may be or may have been modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

3. The Agreement, the actions of the directors of the Corporation in approving the Agreement and the actions of the directors and officers of the Corporation in executing and delivering and causing the Corporation to perform its obligations under the Agreement and any amendments thereto are hereby ratified and confirmed.

4. Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the shareholders of the Corporation or that the Arrangement has been approved by the Superior Court of Justice (Ontario), the directors of the Corporation are hereby authorized and empowered without further notice to or approval of the shareholders of the Corporation (i) to amend the Agreement or the Plan of Arrangement to the extent permitted by the Agreement, and (ii) subject to the terms of the Agreement, to cause the Corporation not to proceed with the Arrangement.

5. Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute, under the seal of the Corporation or otherwise, and to deliver articles of arrangement and such other documents as are necessary or desirable to the Director under the CBCA in accordance with the Agreement for filing.

6. Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument and the doing of such act or thing.

A-1

ANNEX B
ARRANGEMENT AGREEMENT

Note: On March 30, 2007 AV Aluminum Inc. assigned its interest in the Arrangement Agreement to Acquisition Sub.

ARRANGEMENT AGREEMENT
by and among
HINDALCO INDUSTRIES LIMITED,
AV ALUMINUM INC.
and
NOVELIS INC.
DATED AS OF FEBRUARY 10, 2007

B-1

ii

iii

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT, dated as of February 10, 2007, is made by and among Hindalco Industries Limited, a corporation existing under the laws of India (“Parent”), AV Aluminum Inc., a corporation existing under the laws of Canada and a subsidiary of Parent (“Acquisition Sub”), and Novelis Inc., a corporation existing under the laws of Canada (the “Company”).

RECITALS:

WHEREAS, subject to the terms and conditions of this Agreement, Parent, through its subsidiary, Acquisition Sub, is offering to acquire all of the outstanding Common Shares for $44.93 per Common Share in cash (the “Purchase Price”);

WHEREAS, the Company has agreed to submit to its Shareholders a statutory arrangement under Section 192 of the CBCA pursuant to which Acquisition Sub will acquire all of the Common Shares of the Company for the Purchase Price per Common Share on the terms set out in the Plan of Arrangement; and

WHEREAS, the Parties have entered this Agreement to set out their agreements in respect of the proposed statutory arrangement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Acquisition Sub and the Company hereby agree as follows:

ARTICLE I

DEFINITIONS; PRINCIPLES OF INTERPRETATION

Section 1.01.  Definitions.  Unless otherwise provided in this Agreement, the following terms shall have the following meanings respectively:

“2006 Incentive Plan” means the Company’s 2006 Incentive Plan approved by the Company’s Shareholders at the 2006 Annual Meeting of Shareholders;

“Acquisition Proposal” means: (i) any merger, tender offer, take-over bid, amalgamation, plan of arrangement, business combination, consolidation or recapitalization that, if consummated, would result in any Person beneficially owning more than 35% of the Common Shares, or any liquidation or winding-up in respect of the Company; (ii) any sale or acquisition of 35% or more of the fair market value of the assets of the Company on a consolidated basis; (iii) any acquisition of 35% or more of the Common Shares (or rights thereto) or any acquisition of 35% or more of the equity interests (or rights thereto) in any of the material Subsidiaries of the Company; or (iv) any proposal or offer to do, or public announcement of an intention to do, any of the foregoing or any similar transaction from any Person other than Parent or Acquisition Sub, but for greater certainty does not include the Transactions;

“Affected Employees” has the meaning given to it in Section 5.11;

“Affiliate” has the meaning ascribed to it under Rule 12b-2 of the Exchange Act;

“Agreement” means this Agreement, including all schedules, and all amendments or restatements hereof (if any), and, unless otherwise specified, references to “Article” or “Section” mean the specified Article or Section of this Agreement;

“Alcan” means Alcan, Inc., a corporation existing under the laws of Canada;

“Alternative Financing” has the meaning given to it in Section 5.12.

“Applicable Plans” has the meaning given to it in Section 3.16;

“Arrangement” means the proposed arrangement under the provisions of Section 192 of the CBCA as set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 7.01 of this Agreement or Article V of the Plan of Arrangement or made at the direction of the Court in the Final Order;

“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B;

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the CBCA to be filed with the Director after the Final Order is made in order for the Arrangement to become effective;

“Associate” has the meaning ascribed to it in Rule 12b-2 under the Exchange Act;

“Authorized Agent” has the meaning given to it in Section 8.08;

“Business Day” means any day other than a Saturday or Sunday on which commercial deposit taking banks are generally open for business in Mumbai, India, Toronto, Ontario and Atlanta, Georgia;

“CBCA” means the Canada Business Corporations Act, as amended from time to time;

“Certificate of Arrangement” means the Certificate of Arrangement to be issued by the Director pursuant to Section 192(7) of the CBCA in respect of the Articles of Arrangement;

“Claimant” has the meaning given to it in Section 8.09;

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Collective Agreements” has the meaning given to it in Section 3.15;

“Commissioner” means the Commissioner of Competition appointed under the Competition Act;

“Commitment Letters” has the meaning given to it in Section 4.07;

“Common Shares” means the common shares of the Company;

“Company Adverse Recommendation Change” has the meaning given to it in Section 5.04;

“Company Disclosure Schedule” has the meaning given to it in Article III;

“Company IP” has the meaning given to it in Section 3.13;

“Company Recommendation” means the recommendation of the Company’s Board of Directors that the Shareholders vote in favor of the Arrangement Resolution;

“Company Shareholder Approval” means the affirmative vote of holders of not less than 66 2/3% of the outstanding Common Shares voting at the Meeting on the Arrangement;

“Company Termination Payment” means $100,000,000;

“Competition Act” means the Competition Act (Canada), as amended from time to time;

“Competition Act Approval” means: (i) the issuance of an advance ruling certificate (“ARC”) pursuant to Section 102 of the Competition Act by the Commissioner to the effect that the Commissioner would not have sufficient grounds upon which to apply to the Competition Tribunal for an Order under Section 92 of the Competition Act with respect to the transactions contemplated by this Agreement; or (ii) that:

(A) the waiting period under Section 123 of the Competition Act shall have expired, or the Commissioner shall have waived the obligation to notify and supply information under Section 113(c) of the Competition Act because substantially similar information was previously supplied in relation to a request for an ARC, and

(B) Parent shall have been advised in writing by the Commissioner that the Commissioner has determined not to make an application for an Order under Section 92 or Section 100 of the Competition Act in respect of the transactions contemplated by this Agreement;

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“Consent Procedures” has the meaning given to it in Section 5.02;

“Contracts” means contracts, licenses, leases, agreements, undertakings, understandings, arrangements or commitments to which the Company or any of its Subsidiaries is a party or by which any of them or their assets are bound or under which the Company or any of its Subsidiaries has any liability;

“Conversion Plan” means the Company’s Conversion Plan of 2005, as amended as of October 19, 2006;

“Court” means the Ontario Superior Court of Justice (Commercial List);

“Credit Agreement” means the Credit Agreement, dated as of January 7, 2005, among the Company, Novelis Corporation, Novelis Deutschland GmbH, Novelis UK Limited and Novelis AG, the lenders party thereto, and Citicorp North America, Inc., as administrative agent and collateral agent.

“Credit Rating” means, with respect to any Person, the rating given to such Person’s long-term unsecured debt obligations by Standard & Poor’s Ratings Group (a division of McGraw Hill, Inc.) or Moody’s Investors Service, Inc., as applicable, and any successors thereto;

“Damages” means any and all costs or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts reasonably paid in any settlement;

“Deferred Share Unit Plan” means the Company’s Deferred Share Unit Plan for Non-Executive Directors;

“Depositary” means CIBC Mellon Trust Company;

“Director” means the Director appointed pursuant to Section 260 of the CBCA;

“Disclosed Publicly” means disclosed or furnished by the Company in a publicly available filing (i) on the Electronic Document Gathering, Analysis and Retrieval System (EDGAR) or (ii) with the OSC which is available for retrieval through the SEDAR system, in each case prior to the date of this Agreement;

“Dissent Rights” means the rights of dissent in respect of the Arrangement as described in the Plan of Arrangement;

“D&O Insurance” has the meaning given to it in Section 5.06;

“DSU” means a deferred share unit granted pursuant to the Deferred Share Unit Plan;

“Effective Date” means the date shown on the Certificate of Arrangement to be issued under the CBCA giving effect to the Arrangement;

“Effective Time” means the date and time of the issuance of the Articles of Arrangement by the Director;

“Encumbrance” means any mortgage, pledge, assignment, charge, lien, claim, security interest, adverse interest, easement, license, right-of-way, covenant, right of use, encroachment or other encumbrance of any nature or kind;

“Environmental Claim” means any and all actions, suits, orders, demands, directives, claims, liens, investigations, requests for information, proceedings or notices of noncompliance, liability or violation by or from any Person alleging liability (including potential responsibility or liability for enforcement, investigatory costs, cleanup costs, response costs, removal costs, remedial costs, natural resources damages or restoration, property damages, personal injuries or penalties) based on, arising out of, resulting from, or in connection with the presence or Release of, or exposure to, any Hazardous Substances at any location; or the failure to comply with any Environmental Law;

“Environmental Laws” has the meaning given to it in Section 3.18;

“Environmental Permits” has the meaning given to it in Section 3.18;

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“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder;

“ERISA Affiliate” means each business or entity which is a member of a “controlled group of corporations,” under “common control” or an “affiliated service group” with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company under Section 414(o) of the Code, or is under “common control” with the Company, within the meaning of Section 4001(a)(14) of ERISA; provided that the term “ERISA Affiliate” excludes Alcan and any business or entity that is a member of a “controlled group of corporations,” under “common control” or an “affiliated service group” with Alcan within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with Alcan under Section 414(o) of the Code, or is under “common control” with Alcan, within the meaning of Section 4001(a)(14) of ERISA;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Financial Statements” has the meaning given to it in Section 3.05;

“Financing” and “Financings” have the meanings given to them in Section 5.12;

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

“Founders Performance Awards Plan” means the Company’s Founders Performance Awards Plan, as amended as of March 14, 2006;

“Governmental Entity” means:

(i) any supranational or multinational body or organization (such as the European Union), nation, government, state, province, country, territory, municipality, quasi-government, any administrative, judicial or regulatory authority, agency, board, body, bureau, commission, or instrumentality thereof or any political subdivision thereof, or any court, tribunal or arbitral body, any central bank (or similar monetary or regulatory authority), any taxing authority, any ministry or department or agency of any of the foregoing;

(ii) any entity exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to government, or any self regulatory organization (including the TSX and the NYSE); and

(iii) any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of such entities or other such bodies pursuant to the foregoing;

“Hazardous Substances” has the meaning given to it in Section 3.18;

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 of the United States of America, as amended from time to time;

“ICC” has the meaning given to it in Section 8.09;

“Information” has the meaning given to it in Section 5.05;

“Interim Order” means the interim order of the Court as contemplated by Section 2.03, providing for, among other things, the calling and holding of the Meeting, as the same may be amended by the Court;

“Intellectual Property” means (a) any intellectual property in any jurisdiction and all rights therein provided under (i) patent law, (ii) copyright law, (iii) trade-mark law, (iv) design patent or industrial design law, (v) semi-conductor chip or mask work law, or (vi) any other statutory provision or common law principle, including trade secret law, which may provide a right in ideas, formulae, compositions, processes, products, algorithms, concepts, inventions or know-how; (b) any and all applications,

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registrations, licenses, sub-licenses, franchises, agreements or any other evidence of a right in any of the foregoing; and (c) all rights to enforce the rights and obtain remedies for a violation of any of the rights set out in the foregoing;

“Investment Canada Act” means the Investment Canada Act, as amended;

“Investment Canada Act Approval” means approval or deemed approval pursuant to the Investment Canada Act by the applicable Minister;

“Knowledge of the Company” means the actual knowledge of the executive officers of the Company listed in Schedule 1.01 of the Company Disclosure Schedule;

“Laws” means any applicable laws, including supranational (including European Union), national, provincial, state, municipal and local, laws, treaties, statutes, ordinances, rules, regulations, subordinate legislation, by-laws, directives, decrees, ordinances, codes or other requirements of any Governmental Entity, and includes common law;

“Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development which individually or in the aggregate (i) is or would reasonably be expected to be materially adverse to the business, operations, results of operations, liabilities or obligations (whether absolute, accrued, conditional, contingent or otherwise), capitalization or financial condition of the Company and its Subsidiaries, taken as a whole; or (ii) is or would reasonably be expected to impair in any material respect the ability of the Company to consummate the transactions contemplated by this Agreement or to perform its obligations under this Agreement on a timely basis; provided that none of the following shall be deemed, either individually or in the aggregate to constitute a Material Adverse Effect: any change, effect, event, occurrence, state of facts or development (A) in the financial, banking, credit, securities, or commodities markets, the economy in general or prevailing interest rates of the United States, Canada or any other jurisdiction, where the Company or any of its Subsidiaries has operations or significant revenues, (B) in any industry in which the Company or any of its Subsidiaries operates, (C) in the Company’s stock price or trading volume (provided that this clause (C) shall not be construed as providing that any cause or factor affecting the Company’s stock price or trading volume does not constitute a Material Adverse Effect), (D) arising as a result of a change in U.S. GAAP or regulatory accounting principles or interpretations thereof after the date hereof, (E) in Law or interpretations thereof by any Governmental Entity, (F) arising or resulting from the announcement of this Agreement, the pendency of the Transactions, or compliance by any Party with the covenants and agreements herein, (G) arising or resulting from any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that this clause (G) shall not be construed as providing that any cause or factor giving rise to such failure does not constitute a Material Adverse Effect), (H) any continuation of an adverse trend or condition or the escalation of, or any developments with respect to, any dispute referred to on Schedule 3.07 of the Company Disclosure Schedule, (I) arising or resulting from any act of war or terrorism (or, in each case, escalation thereof) or declaration of a national emergency, or (J) arising or resulting from the acts or omissions of Parent and/or its Affiliates; except in the cases of clauses (A), (B) and (I), to the extent such change, effect, event, occurrence, state of facts or development has or would reasonably be expected to have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, as compared to other Persons in the industries in which the Company and its Subsidiaries operate unless such disproportionate change, effect, event, occurrence, state of facts or development arises from any metal price ceiling in any of the Company’s customer contracts; provided that any change, effect, event, occurrence, state of facts or development that is cured prior to the termination of this Agreement in accordance with its terms shall not be considered a Material Adverse Effect;

“Meeting” means the special meeting of Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

“Notice” has the meaning given to it in Section 8.03;

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“Notice of Superior Proposal” has the meaning given to it in Section 5.04;

“NYSE” means the New York Stock Exchange;

“Optionholders” means holders of Options;

“Options” means the options to acquire Common Shares granted under the 2006 Incentive Plan or converted into options to acquire Common Shares pursuant to the Conversion Plan;

“OSC” means the Ontario Securities Commission;

“Orders” means orders, injunctions, judgments, decrees, rulings, awards, assessments, penalties or sanctions issued, filed or imposed by any Governmental Entity;

“Outside Date” has the meaning given to it in Section 7.02(a)(ii);

“Party” or “Parties” means a signatory or the signatories to this Agreement, respectively;

“Permitted Encumbrances” means any of the following Encumbrances in respect of a Real Property or other asset of the Company or any of its Subsidiaries, as applicable: (a) Encumbrances set forth in the Company Disclosure Schedule or relating to debt obligations reflected in the Company’s Financial Statements; (b) Encumbrances reflected in the Financial Statements, (c) Encumbrances for Taxes or other governmental charges not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained in the appropriate financial statements; (d) Encumbrances imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar Encumbrances, in each case, incurred in good faith in the ordinary course of business for sums not yet due or payable, for construction in process, or being contested in good faith by appropriate proceedings or other Encumbrances arising out of judgments or awards against the Company or any of its Subsidiaries with respect to which the Company or such Subsidiary, as applicable, shall then be proceeding with an appeal or other proceedings for review, if, in each case, adequate reserves with respect thereto are maintained in the appropriate financial statements; (e) pledges or deposits by the Company or any of its Subsidiaries under worker’s compensation Laws, unemployment insurance Laws or similar legislation, good faith deposits to secure bids, tenders, contracts (other than for the payment of indebtedness for borrowed money or guarantees in respect thereof) or leases to which such Person is a party, or to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested Taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business and provided in each case the same are not then enforceable; (f) leases and subleases granted to third parties in the ordinary course of business permitting occupancy of portions of any Real Property and which do not materially impair the use of the Real Property subject thereto; (g) title exceptions, imperfections or irregularities, easements, rights-of-way, covenants, licenses, rights of use, encroachments and similar Encumbrances and zoning or other restrictions as to the use of a Real Property that, in each case do not materially impair the use of the Real Property subject thereto; (h) Encumbrances disclosed in existing title policies, title reports, title opinions or plats of survey provided to Parent prior to the date hereof; and (i) Encumbrances which would not have, individually or in the aggregate, a Material Adverse Effect;

“Person” includes any individual, sole proprietorship, partnership, firm, entity, limited partnership, limited liability company, unlimited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body, corporation or Governmental Entity, and Persons acting jointly or in concert and where the context requires any of the foregoing when they are acting as trustee, executor, administrator or other legal representative;

“Plan of Arrangement” means the plan of arrangement in the form of Schedule C and any amendments or variations made thereto in accordance with this Agreement, the Plan of Arrangement or made at the direction of the Court in the Final Order;

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“Pre-Effective Date Period” means the period from the time of the execution and delivery of this Agreement among the Parties until the closing of the Transactions on the Effective Date, subject to the earlier termination of this Agreement in accordance with its terms;

“Proxy Statement/Circular” means the notice of the Meeting and accompanying proxy statement/circular, including all appendices thereto, to be sent to Shareholders in connection with the Meeting;

“PSU” means a performance share unit granted pursuant to the Founders Performance Award Plan;

“Public Acquisition Proposal” has the meaning given to it in Section 7.03;

“Public Disclosure Documents” means all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) filed by the Company with the SEC and/or OSC since January 4, 2005 together with any documents filed (rather than furnished) during such period by the Company to the SEC on a voluntary basis on Current Reports on Form 8-K in each case which are available to the public on EDGAR or SEDAR;

“Purchase Price” has the meaning given to it in the recitals hereto;

“Regulatory Approvals” means those rulings, consents, orders, exemptions, permits, waivers, authorizations, agreements, certificates, clearances and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that provides that a transaction may only be implemented if a prescribed time lapses following the giving of notice without an objection being made) of any Governmental Entity that are necessary in connection with the Transactions, as set out in Schedule A hereto;

“Reimbursement Amount” has the meaning given to it in Section 7.03;

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata);

“Representatives” means any Person’s or such Person’s Subsidiaries’ employees, agents and representatives, including any investment banker, financial advisor, attorney, accountant or other advisor, agent, representative or controlled Affiliate;

“Request” has the meaning given to it in Section 8.09;

“Respondent” has the meaning given to it in Section 8.09;

“Rights Plan” means the Shareholder Rights Agreement between the Company and CIBC Mellon Trust Company dated as of December 23, 2004, as amended by the First Amendment Agreement dated February 10, 2007;

“SAR” means a stock appreciation right granted pursuant to the 2006 Incentive Plan;

“SEC” means the United States Securities and Exchange Commission;

“Securities” means Common Shares, Options, SARs, SPAUs, PSUs and DSUs;

“Securities Laws” means, collectively, the federal securities laws of the United States, any applicable state securities Laws and the securities Laws of each province and territory of Canada (including the rules and policies of the Canadian Securities Administrators);

“Senior Notes” means the Company’s 7 1/4% Senior Notes due 2015;

“Shareholders” means holders of Common Shares;

“Significant Metal Supply Agreement” means any metal supply agreement pursuant to which the aggregate dollar value of metal purchased under such agreement (i) represented greater than 3% of the aggregate dollar value of metal purchased by the Company and its Subsidiaries under all metal supply agreements for the year ended December 31, 2006 or (ii) is reasonably expected to represent greater than

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3% of the aggregate dollar value of metal purchased by the Company and its Subsidiaries under all metal supply agreements during the year ending December 31, 2007;

“Significant Customer Agreement” means any customer agreement pursuant to which the aggregate shipments under any such agreement (i) represented greater than 1% of the Company and its Subsidiaries’ total shipments for the year ended December 31, 2006 or (ii) are reasonably expected to represent greater than 1% of the Company and its Subsidiaries’ total shipments for the year ending December 31, 2007;

“SPAU” means a stock price appreciation unit granted pursuant to the Stock Price Appreciation Unit Plan;

“Stock Price Appreciation Unit Plan” means the Company’s Stock Price Appreciation Unit Plan;

“Subsidiary” means, with respect to a Person, any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, or a majority of the outstanding voting securities of which, are at the time owned directly or indirectly by such Person;

“Superior Proposal” means any bona fide written Acquisition Proposal made after the date hereof by a third party that was not solicited in breach of Section 5.04 and that if consummated would result in such Person (or its stockholders) owning, directly or indirectly, more than 50% of the Common Shares then outstanding or more than 50% of the assets of the Company on a consolidated basis, which the Board of Directors of the Company determines, acting in good faith and after consultation with its financial advisors and outside legal counsel, taking into account all financial, legal, regulatory and other aspects of such proposal (including any break-up fee, expense reimbursement provisions, due diligence and other conditions to consummation and financing terms, including the committed status thereof) and the Person making the proposal, to be more favorable to the Shareholders from a financial point of view than the Transactions;

“Superior Proposal Agreement” has the meaning given to it in Section 5.04;

“Superior Proposal Recommendation” has the meaning given to it in Section 5.04;

“Tax” and “Taxes” means, with respect to any Person, all supranational, federal, state, local, provincial, branch or other taxes, including income, gross receipts, windfall profits, value added, severance, ad valorem, property, capital, net worth, production, sales, use, license, excise, franchise, employment, environmental taxes, sales taxes, use taxes, value added taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, Canada and provincial pension plan premiums, severance taxes, social security premiums, workers’ compensation premiums, employment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes of any kind whatsoever imposed or charged by any Governmental Entity, together with any interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties;

“Tax Returns” includes all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto required by Law to be filed with any taxing authority in respect of Taxes;

“Tax Sharing and Disaffiliation Agreement” has the meaning given to it in Section 3.17;

“Transactions” means, collectively the transactions contemplated herein and in the Plan of Arrangement;

“Transfer Agent” means the registrar and transfer agent of the Common Shares;

“TSX” means The Toronto Stock Exchange; and

“U.S. GAAP” means generally accepted accounting principles as applied in the United States of America.

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Section 1.02.  Currency.  Unless otherwise specified, all references to money amounts are expressed in and all payments provided for herein shall be made in lawful money of the United States of America and “$” refers to U.S. Dollars.

Section 1.03.  Headings.  Headings of Articles and Sections are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

Section 1.04.  Including.  Where the word “including” or “includes” is used in this Agreement, it means “including (or includes) without limitation.”

Section 1.05.  No Strict Construction.  The language used in this Agreement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

Section 1.06.  Number and Gender.  Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

Section 1.07.  Statutory References.  A reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute or any such regulation or rule.

Section 1.08.  Time.  Time is of the essence in the performance of the Parties’ respective obligations under this Agreement.

Section 1.09.  Time Periods.  Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

Section 1.10.  Entire Agreement.  This Agreement, together with the Plan of Arrangement and the agreements and other documents required to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and sets out all the covenants, promises, warranties, representations, conditions, understandings and agreements between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating thereto. No reliance has been made upon, and there are no covenants, promises, warranties, representations, conditions, understandings or other agreements, oral or written, between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and any document required to be delivered pursuant to this Agreement.

Section 1.11.  Schedules.  In addition to the Company Disclosure Schedule, the other schedules to this Agreement, as listed below, are an integral part of this Agreement:

Schedule	Description
A	Regulatory Approvals
B	Arrangement Resolution
C	Plan of Arrangement

ARTICLE II

THE TRANSACTIONS

Section 2.01.  The Arrangement.  The Arrangement shall comprise substantially the events or transactions, taken in the sequence indicated, set forth in Schedule C to this Agreement.

Section 2.02.  Implementation Steps by the Company.  The Company shall:

(a) subject to the terms of this Agreement, as soon as reasonably practicable, apply in a manner (including as to form, content and procedure) acceptable to Parent, acting reasonably, under Section 192 of the CBCA for the Interim Order and thereafter proceed with and diligently pursue the obtaining of the Interim Order;

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(b) use its reasonable best efforts to convene and hold the Meeting, in accordance with the Interim Order, as soon as reasonably practicable, for the purpose of considering the Arrangement Resolution;

(c) except as required for quorum purposes or otherwise permitted under this Agreement, not adjourn (except as required by Law or by valid Shareholder action), postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Meeting without Parent’s prior written consent, such consent not to be unreasonably withheld or delayed;

(d) subject to Section 5.04, (i) through the Company’s Board of Directors, recommend that Shareholders vote in favor of the Arrangement Resolution and include such recommendation in the Proxy Statement/Circular; and (ii) use its reasonable best efforts to solicit from the Shareholders proxies in favor of the approval of the Arrangement Resolution;

(e) provide notice to Parent of the Meeting and allow Representatives of Parent to attend the Meeting;

(f) provide notice of the application for the Interim Order and Final Order to the Director as required by Section 192 of the CBCA;

(g) subject to obtaining the approvals as required by the Interim Order, as soon as reasonably practicable after the Meeting, apply in a manner (including as to form, content and procedure) reasonably acceptable to Parent, to the Court under Section 192 of the CBCA for the Final Order and thereafter proceed with and diligently pursue the obtaining of the Final Order;

(h) subject to obtaining the Final Order and the satisfaction or waiver of the other conditions herein contained in favor of each Party, on the date contemplated in Section 2.04 or as soon thereafter as reasonably practicable, send to the Director for endorsement and filing by the Director, the Articles of Arrangement and such other documents as may be required in connection therewith under the CBCA to give effect to the Arrangement; and

(i) without limiting the foregoing, provide Parent with all drafts, copies of the final versions of and reasonable opportunity to review and comment on all applications, filings, motions and other documents prepared by or on behalf of the Company in connection with the Arrangement, consider (acting reasonably) all of the comments on changes to such documents received from or on behalf of Parent and make such changes to such documents as are reasonably acceptable to the Company.

Section 2.03.  Interim Order.  The application referred to in Section 2.02(a) shall request that the Interim Order provide:

(a) for the class of Persons to whom notice is to be provided in respect of the Arrangement and the Meeting and for the manner in which such notice is to be provided;

(b) that, subject to the approval of the Court, the requisite approval for the Arrangement Resolution shall be 66 2/3% of the votes cast on the Arrangement Resolution by Shareholders present in person or by proxy at the Meeting, voting together as a single class, each Common Share entitling the holder thereof to one vote on the Arrangement Resolution;

(c) that, in all other respects, the terms, restrictions and conditions of the Company’s articles of incorporation and by-laws each as amended prior to the date of this Agreement, including quorum requirements and all other matters, shall apply in respect of the Meeting;

(d) for the grant of the Dissent Rights; and

(e) for the notice requirements with respect to the application to the Court for the Final Order.

Section 2.04.  Articles of Arrangement, Effective Date and Closing.  The Articles of Arrangement shall implement the Plan of Arrangement. On the second Business Day after the satisfaction or waiver (subject to applicable Laws) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the Effective Date) set forth in Article VI, unless another time or date is agreed to in writing by the Parties, the

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Articles of Arrangement (in form and substance reasonably satisfactory to Parent) shall be filed by the Company with the Director. From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Laws, including the CBCA. The closing of the Transactions will take place at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309 on the Effective Date, or at such other location as may be agreed upon by the Parties.

Section 2.05.  The Proxy Statement/Circular and Related Materials.  As promptly as reasonably practicable after the execution of this Agreement, the Company shall prepare the Proxy Statement/Circular together with any other documents required by the applicable Securities Laws, the CBCA and other applicable Laws in connection with the Meeting and the Arrangement and cause a preliminary copy of the Proxy Statement/Circular to be filed with the SEC. The Company shall use its reasonable best efforts to determine as soon as practicable whether the SEC intends to review the Proxy Statement/Circular and to the extent the SEC does conduct such review, to respond to any comments by the SEC or its staff on such Proxy Statement/Circular as promptly as reasonably practicable after such filing. Parent and Acquisition Sub shall furnish all information as may be reasonably requested by the Company in connection with any such action and the preparation, filing and distribution of the Proxy Statement/Circular. As promptly as reasonably practicable after (i) the SEC or its staff advises the Company that it either does not intend to review the Proxy Statement/Circular or has no further comments on the Proxy Statement/Circular, as applicable, and (ii) receipt of the Interim Order, the Company shall use its reasonable best efforts to cause the final version of the Proxy Statement/Circular to be (A) sent to the Shareholders as of the record date for the Meeting and any other Person required by the Interim Order and applicable Laws and (B) filed as required by the Interim Order and applicable Laws. Parent and its counsel shall be given a reasonable opportunity to review all drafts of the Proxy Statement/Circular and all other documentation contemplated by this Section 2.05 (including the Proxy Statement/Circular prior to its filing with the SEC and its being sent to Shareholders and the form of proxy and any correspondence with the SEC) and comment thereon and the Company shall consider (acting reasonably) all of the Parent’s comments and Parent shall be provided a final copy thereof promptly following its completion, recognizing in the case of the Proxy Statement/Circular that the content, preparation and delivery of the Proxy Statement/Circular is primarily the responsibility of the Company.

Notwithstanding the preceding sentence, all information concerning Parent and Acquisition Sub in the Proxy Statement/Circular or such other documents shall be in form and substance reasonably satisfactory to the Parent.

Section 2.06.  Securities and Corporate Compliance.

(a) Each of Parent, Acquisition Sub and the Company shall furnish to the other all such information concerning it, its respective Affiliates and its respective shareholders and, in the case of the Company, the Optionholders, as may be reasonably required to effect the actions described in Section 2.02, Section 2.04 and Section 2.05 and this Section 2.06, and each covenants that no information furnished by it in connection with such actions will contain any untrue statement of a material fact or omit to state a material fact required to be stated in any such document or necessary in order to make any information so furnished for use in any such document not misleading in the light of the circumstances in which it is furnished or to be used.

(b) Each of Parent, Acquisition Sub and the Company shall promptly notify the other Parties if at any time before the Effective Time it becomes aware that the Proxy Statement/Circular or any application for an Order hereunder contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Proxy Statement/Circular or such application. In any such event, Parent, Acquisition Sub and the Company shall cooperate in the preparation of a supplement or amendment to the Proxy Statement/Circular or such other document, as required and as the case may be, and, if required by applicable Law or the Court, shall cause the same to be distributed to the Shareholders and filed with the SEC, the OSC and any applicable securities regulatory authorities of the other provinces and territories of Canada.

(c) The Company shall ensure that the Proxy Statement/Circular and the manner in which it is sent to Shareholders complies in all material respects with all applicable Laws and, without limiting the generality of

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the foregoing, that the Proxy Statement/Circular does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than with respect to any information relating to and provided by Parent or Acquisition Sub). Without limiting the generality of the foregoing, the Company shall ensure that the Proxy Statement/Circular provides Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Meeting.

Section 2.07.  Depositary.  The Company shall permit the Transfer Agent for Common Shares to act as Depositary in connection with the Transactions and instruct the Transfer Agent to furnish to Parent (and such Persons as it may designate) at such times as it may reasonably request such information and provide to Parent (and such Persons as it may designate) such other assistance as it may reasonably request in connection with the implementation and completion of the Transactions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as Disclosed Publicly prior to the date hereof (other than in the case of the matters covered in Sections 3.01, 3.02, 3.03, 3.21 and 3.22 which shall not be subject to such qualification), or as set forth in the disclosure schedule of the Company dated the date hereof (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Parent and Acquisition Sub as follows:

Section 3.01.  Authority.  The Company has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Arrangement and the Transactions have been duly authorized by its Board of Directors and, except for Shareholder approval of the Arrangement Resolution, the Interim Order and the Final Order and the approval by the Company’s Board of Directors of the Proxy Statement/Circular, no other corporate proceedings on its part are necessary to authorize this Agreement or the Arrangement or the Transactions. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the qualification that such enforceability is subject to bankruptcy, insolvency and other applicable Laws affecting creditors’ rights generally, and to general principles of equity. As of the date hereof, the Company’s Board of Directors has adopted resolutions: (i) authorizing and approving this Agreement and the Arrangement and the Transactions; (ii) authorizing the Company to execute and deliver this Agreement; (iii) authorizing the Company to consummate the Transactions on the terms set forth herein and in the Plan of Arrangement; (iv) determining that the Plan of Arrangement is fair to the Shareholders and is in the best interests of the Company; (v) directing that the Arrangement Resolution be submitted to a vote at a meeting of Shareholders; and (vi) recommending that Shareholders approve the Arrangement Resolution.

Section 3.02.  Organization and Qualification.  The Company and each of its Subsidiaries has been duly incorporated or formed under all applicable Laws of its jurisdiction of incorporation or formation, is validly existing and has all necessary corporate or organizational power and authority to own its property and assets and to carry on its business as currently owned and conducted, except as would not have, individually or in the aggregate, a Material Adverse Effect. The Company and each of its Subsidiaries is duly registered, qualified or otherwise authorized to do business and each is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration, qualification or authorization necessary, except where the failure to be so registered, qualified or in good standing or otherwise authorized to do business would not have, individually or in the aggregate, a Material Adverse Effect. The Company and each of its Subsidiaries is not subject to any liquidation, administrative, bankruptcy or similar proceedings and has not entered into any composition or arrangement, within the meaning of applicable Laws, with its creditors. The Company and its Subsidiaries do not hold or own any securities or have any equity interest in any other Person (other than a Subsidiary) that is material to the Company. All of the Company’s Subsidiaries are wholly owned by the Company. All of the outstanding shares or other equity interests of the Company’s Subsidiaries which are held directly or indirectly by the

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Company are validly issued, fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all Encumbrances held by third parties. There are no options, warrants, conversion privileges or other rights, agreements, arrangements, entitlements, understandings or commitments (pre-emptive, contingent or otherwise) regarding the right to acquire any shares, other ownership interests or other securities in any of the Company’s Subsidiaries.

Section 3.03.  Capitalization.

(a) The authorized capital of the Company consists of an unlimited number of Common Shares, an unlimited number of first preferred shares (issuable in series) and an unlimited number of second preferred shares (issuable in series). At the close of business on February 9, 2007, 75,191,430 Common Shares were issued and outstanding, and there were no preferred shares outstanding.

(b) The Company Disclosure Schedule sets forth a listing of all Options, SARs, DSUs, SPAUs and PSUs outstanding as of the date hereof, and if applicable, the exercise price, vested status and expiration dates therefor.

(c) Except as set forth above in Section 3.03(a) and Section 3.03(b), as of the date hereof, there were no other options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating the Company or any Subsidiary to issue, transfer or sell any shares of the capital stock or ownership interests in the Company or any of its Subsidiaries or any securities or obligations of any kind convertible into or exchangeable for any shares of the Company or any of its Subsidiaries. All outstanding Common Shares and the Common Shares to be issued on exercise of the Options have been duly authorized. The outstanding Common Shares are, and the Common Shares to be issued on exercise of the Options, will be when issued, validly issued and outstanding as fully paid and non-assessable shares, free of pre-emptive rights. Other than the Common Shares, there are no securities of the Company or of any of its Subsidiaries outstanding which have the right to vote generally (or are exercisable, convertible into or exchangeable for securities having the right to vote generally) or with the Shareholders on any matter. There are no outstanding contractual or other obligations of the Company to repurchase, redeem or otherwise acquire any of their respective securities or with respect to the voting or disposition of any of their respective securities.

Section 3.04.  Consents and Approvals; No Conflicts.  No consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity is required to be obtained by the Company or any Subsidiary in connection with the execution and delivery by the Company of this Agreement and the performance by it of its obligations under this Agreement, and the consummation by the Company of the Arrangement and other Transactions, other than those which are referred to in this Agreement and except for those that would not have, individually or in the aggregate, a Material Adverse Effect. The authorization of this Agreement, the execution and delivery by the Company of this Agreement and the performance by it of its obligations under this Agreement, and the consummation of the Arrangement and other Transactions will not:

(a) result (with or without notice or the passage of time) in a violation or breach of or otherwise accelerate any rights, obligations or liabilities under, constitute a default under, or require any consent to be obtained under, any provision of:

(i) its or any of its Subsidiaries’ certificate of incorporation, articles, by-laws or other charter documents;

(ii) any applicable Laws (subject to obtaining the Regulatory Approvals), except to the extent that the violation or breach of, or failure to obtain any consent under, any applicable Laws, would not have, individually or in the aggregate, a Material Adverse Effect; or

(iii) any Contract or Order to which the Company or any of its Subsidiaries is party or by which it is bound, except (A) as would not have, individually or in the aggregate, a Material Adverse Effect, or (B) for any violation, breach, acceleration, default or consent obligation caused as a result of the status, business or activities of Parent or Acquisition Sub; or

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(b) give rise to any event of default under, right of termination under, or acceleration or cancellation of, any Contract or indebtedness of the Company or any Subsidiary, or cause any such Contract to terminate or such indebtedness to come due before its stated maturity or cause any available credit of the Company or any Subsidiary to cease to be available, in each case except as would not have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05.  Financial Statements.

(a) The audited consolidated financial statements of the Company (including any related notes thereto) as of and for the fiscal year ended December 31, 2005 and the unaudited consolidated financial statements of the Company as of and for the nine months ended September 30, 2006 (such audited and unaudited consolidated financial statements referred to collectively as the “Financial Statements”) have been prepared in accordance with U.S. GAAP applied on a consistent basis and present fairly, in all material respects, the financial condition, cash flows and results of operation of the Company and its Subsidiaries on a consolidated and combined basis as of the respective dates thereof and for the respective periods covered thereby (except as may be indicated expressly in the notes thereto) and, in the case of unaudited statements, subject to normal year-end adjustments. Since September 30, 2006 through the date of this Agreement, there has been no material change in the Company’s accounting policies.

(b) The Company maintains a system of disclosure controls and procedures designed to ensure that information required to be disclosed by the Company under applicable Securities Laws is recorded, processed, summarized and reported within the time periods specified in the applicable Securities Laws. Such disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports and other filings under applicable Securities Laws is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or Persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting. Such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP.

(c) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar agreement (including any agreement or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated entity, including any structured finance, special purpose, or limited purpose entity or person, on the other hand) or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC and Section 1.8 and the instructions thereto of Form 51-102F1 of National Instrument 51-102 — Continuous Disclosure Obligations) where the result, purpose or effect of such agreement or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s financial statements or any other documents filed by the Company under applicable Securities Laws.

Section 3.06.  Absence of Certain Changes; Certain Liabilities and Obligations.  Since September 30, 2006 and through the date hereof, (i) each of the Company and its Subsidiaries has conducted its business in all material respects in the ordinary course of business consistent with past practice; and (ii) there have not occurred any circumstances or events which would have, individually or in the aggregate, a Material Adverse Effect. Except as disclosed or referred to in the Financial Statements, and except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since September 30, 2006, as of the date hereof, none of the Company or any of its Subsidiaries has any liabilities or obligations required by U.S. GAAP to be reflected or reserved against on the Financial Statements, except for those that would not have, individually or in the aggregate, a Material Adverse Effect.

Section 3.07.  Litigation.  As of the date hereof, there is no claim, action, proceeding or investigation that has been commenced or, to the Knowledge of the Company, threatened against the Company or any Subsidiary, as the case may be, before any Governmental Entity which would have, individually or in the

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aggregate, a Material Adverse Effect. As of the date hereof, none of the Company or its Subsidiaries is subject to any outstanding judgment, order, writ, injunction or decree which would have a Material Adverse Effect.

Section 3.08.  Compliance with Law; Licenses and Permits.

(a) As of the date hereof, the Company and its Subsidiaries are in compliance with all applicable Laws, other than non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect; provided, however, that this Section 3.08 does not address securities laws, labor and employment laws, tax laws, environmental laws and product warranty laws, which are exclusively addressed by Section 3.10, Section 3.15, Section 3.17, Section 3.18 and Section 3.19, respectively.

(b) As of the date hereof, the Company and its Subsidiaries own, possess, or have obtained and are in compliance with, all licenses, permits, certificates, orders, grants and other authorizations of or from any Governmental Entity necessary to conduct its businesses substantially as now conducted or as proposed to be conducted, except for where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect.

Section 3.09.  Contracts.  Except for any default which would not have, individually or in the aggregate, a Material Adverse Effect, none of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default under: (i) any note, bond, mortgage, indenture or other instrument evidencing any indebtedness to which the Company or any of its Subsidiaries is a party; or (ii) any other Contract.

Section 3.10.  Securities Laws Matters.  The Company has filed under applicable Securities Laws and the applicable listing standards and rules of the NYSE and the TSX true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it since January 6, 2005, and all such documents complied in all material respects at the time filed with such securities Laws, listing standards and rules. Except to the extent the information contained in any Public Disclosure Document has been amended, supplemented or superseded by a later-filed Public Disclosure Document, none of the Public Disclosure Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, which individually or in the aggregate would require an amendment, supplement or correction to such Public Disclosure Documents.

Section 3.11.  Customer Relations.  As of the date hereof, the Company has not received any written notice that any customer, supplier, distributor or sales representative intends to cancel, terminate or otherwise modify or not renew its relationship with the Company or its Subsidiaries, which, individually or in the aggregate, would have a Material Adverse Effect.

Section 3.12.  Foreign Corrupt Practices.  To the Knowledge of the Company, neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has violated or is in violation of the U.S. Foreign Corrupt Practices Act of 1977 or similar Laws in any applicable jurisdiction, or made any bribe, rebate, payoff, influence payment, kickback or unlawful payment to any foreign or domestic Governmental Entity or political party, official, employee, appointee or candidate.

Section 3.13.  Intellectual Property.  Except, in each case, as would not have, individually or in the aggregate, a Material Adverse Effect: (a) the Company and its Subsidiaries own or otherwise have the right to use all Intellectual Property used in the conduct of their business (the “Company IP”), in each case free and clear of all Encumbrances (other than Permitted Encumbrances); (b) to the Knowledge of the Company, the use of all licensed Company IP is in accordance with the terms of the applicable licenses; (c) other than matters that have been settled or otherwise resolved, to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries, including the manufacture, use or sale of products, processes and technology, has not infringed upon, misappropriated or violated, and does not infringe upon, misappropriate or violate, the rights or Intellectual Property of any other Person; (d) to the Knowledge of the Company, no other Person is challenging, infringing upon or misappropriating any Intellectual Property owned by the

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Company or its Subsidiaries or has or is claiming an interest in any Intellectual Property owned by the Company or its Subsidiaries; (e) the Company and its Subsidiaries have taken reasonable steps (in accordance with industry standards) to protect the Company IP owned by the Company and its Subsidiaries, including reasonable steps to prevent unauthorized use or disclosure of any trade secrets, confidential information and know how possessed by the Company and its Subsidiaries; and (f) the information and communications technologies systems used by the Company and its Subsidiaries are in effective working order, and the Company and its Subsidiaries have in place appropriate (in accordance with industry standards) virus and intrusion protections and back-up and disaster recover plans, procedures and facilities to ensure the continuing availability and operation of such systems and the data contained therein.

Section 3.14.  Property.

(a) The Company and each of its Subsidiaries has good and, in the case of real property, marketable title to, or, in the case of leased properties and assets, valid leasehold or other possessory interests in, all of its real property and tangible property, except where the failure to have such title or leasehold or other possessory interests would not have, individually or in the aggregate, a Material Adverse Effect, in each case subject to no Encumbrances except Permitted Encumbrances.

(b) Except as would not have, individually or in the aggregate, a Material Adverse Effect, each material lease of tangible property is in full force and effect and is valid, binding and enforceable against the Company and each of its Subsidiaries party thereto, and to the Knowledge of the Company, each other party thereto. Neither the Company nor any Subsidiary is currently party to any Contract to sell, transfer or otherwise dispose of any material real property or to acquire or lease any other material real property or interest therein. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received a written notice of default under any material leases of real and tangible property to which they are a party, except for (i) defaults for which the grace or cure period has not expired and which are reasonably capable of cure during the cure period, (ii) defaults which have been cured or (iii) defaults which would not have, individually or in the aggregate, a Material Adverse Effect.

(c) Except as would not have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received any written notice that any condemnation, expropriation, nationalization, forced sale or eminent domain proceedings are pending or threatened with respect to any material real property owned by the Company or its Subsidiaries.

Section 3.15.  Labor Relations and Other Employment Matters.

(a) Except as disclosed in Schedule 3.15 of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries is a party to any Contract or has made any commitment providing for severance or termination payments to, or any employment or incentive Contract or other arrangement in respect of the Transaction with, any executive listed as a “Named Executive Officer” in the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders, as amended.

(b) Except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all applicable Laws with respect to employment and labor, including employment and labor standards, occupational health and safety, employment equity, pay equity, workers’ compensation, social security, human rights and labor relations, and there are no current, pending or, to the Knowledge of the Company, threatened proceedings before any Governmental Entity with respect to any of the areas listed herein.

(c) Parent has been provided with access to true and complete copies of all collective bargaining agreements and other agreements with trade unions, work councils and other employee representatives to which the Company or its Subsidiaries is a party (the “Collective Agreements”). Schedule 3.15 of the Company Disclosure Schedule lists the jurisdictions where employees of the Company or its Subsidiaries are represented by a works’ council or similar labor organization. To the Knowledge of the Company, there are no overtly threatened union organizing activities involving employees of the Company or any of its Subsidiaries not already covered by the Collective Agreements that would have, individually or in the aggregate, a Material Adverse Effect. None of the Company or any of its Subsidiaries, is in violation of any material provision

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under any Collective Agreement. There is no strike or lock out occurring or, to the Knowledge of the Company, threatened affecting the Company or any of its Subsidiaries.

Section 3.16.  Employee Benefit Plans.

(a) Except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its ERISA Affiliates has complied with the terms of all agreements and all applicable Laws relating to each of the pension or retirement income plans or other employee compensation or benefit plans, agreements, policies, programs, arrangements or practices, whether written or oral, with respect to which the Company or any of its ERISA Affiliates sponsors, administers or has any liability to make contributions or provide benefits (collectively referred to as “Applicable Plans”).

(b) No step has been taken, no event has occurred and no condition or circumstance exists that has resulted in or could reasonably be expected to result in any Applicable Plan under applicable Laws being ordered or required to be terminated or wound up in whole or in part or having its registration, qualification or tax exemption under applicable Law refused or revoked, or being placed under the administration of any trustee or receiver or regulatory authority or being required to pay any material taxes, fees, penalties or levies under applicable Laws. There are no actions, suits, claims (other than routine claims for payment of benefits in the ordinary course), trials, demands, investigations, arbitrations or other proceedings which are pending or, to the Knowledge of the Company, threatened in respect of any of the Applicable Plans or their assets which would have, individually or in the aggregate, a Material Adverse Effect.

(c) Except as would not have, individually or in the aggregate, a Material Adverse Effect (i) neither the execution and delivery of this Agreement nor the consummation of the Transactions will (either alone or in conjunction with any other event, including termination of employment) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer or director of the Company or any of its ERISA Affiliates; (ii) the Company and each ERISA Affiliate has made all contributions required under applicable Law to fund their liabilities in respect of any Applicable Plan including going concern unfunded liabilities, solvency deficiencies or wind-up deficiencies, where applicable; and (iii) none of the Applicable Plans provide post-retirement health care continuation coverage and/or other benefits beyond retirement or other termination of service to employees or former employees or to the beneficiaries or dependents of such employees (except with respect to beneficiaries and dependents to the extent required under applicable Law).

Section 3.17.  Tax Matters.  Except as would not have, individually or in the aggregate, a Material Adverse Effect:

(a) All Tax Returns required to be filed by the Company and its Subsidiaries have been filed in the prescribed form and within the prescribed time and all such Tax Returns are true, complete and correct;

(b) Each of the Company and its Subsidiaries has duly and timely paid all Taxes due and payable whether or not shown on any Tax Return, including all installments on account of Taxes for the current year;

(c) There are no Encumbrances for Taxes against the Company or any of its Subsidiaries, other than Permitted Encumbrances;

(d) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

(e) Other than the Tax Sharing and Disaffiliation Agreement between Alcan Inc., Novelis Inc., ArcusTarget Inc., Alcan Corporation and Novelis Corporation, dated January 5, 2005 (the “Tax Sharing and Disaffiliation Agreement”), there are no Tax sharing agreements (or similar agreements) under which the Company or any of its Subsidiaries could be liable for the Tax liability of an entity that is none of the Company or its Subsidiaries;

(f) Neither the Company nor any of its Subsidiaries has knowingly taken any action (or has knowingly omitted taking any action) that would reasonably be expected to result in: (i) a liability for

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Taxes of the Company or any of its Subsidiaries in connection with the transactions described in the advance income tax ruling received by Alcan from the Canada Revenue Agency on December 15, 2004; (ii) a liability for Taxes or an obligation for the Company or any of its Subsidiaries to indemnify Alcan for Taxes under the Tax Sharing and Disaffiliation Agreement; or (iii) Tax consequences to the Company and its Subsidiaries different from those described in the tax ruling referred to in clause (i) above;

(g) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has entered into any transaction that would result in a liability for Taxes or an adjustment resulting in a liability for Taxes to the Company or such Subsidiaries pursuant to a transfer pricing or similar provision of any applicable Law of any jurisdiction that requires the value of the consideration paid or received for the acquisition, sale, transfer or other disposition of property (including intangibles) or services (including financial transactions) to be the fair value of such property or services in the case of transactions with (i) in the case of Income Tax Act (Canada), Persons not resident in Canada dealing at non-arm’s length; (ii) in the case of the Code, related Persons; or (iii) in any case, Persons who have a relationship similar to (i) or (ii) based on the criteria imposed by applicable Law;

(h) No deficiencies exist or, to the Knowledge of the Company, have been asserted with respect to Taxes of the Company or any of its Subsidiaries; and none of the Company or any of its Subsidiaries is a party to any action or proceeding for assessment or collection of Taxes, nor, to the Knowledge of the Company, has such an event been asserted or threatened against the Company or any of its Subsidiaries, or any of their respective assets;

(i) Each of the Company and its Subsidiaries has duly and timely withheld all Taxes required by Law to be withheld by it (including Taxes required to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account of any Person, including any employees, officers or directors and any non-resident Person) and has duly and timely remitted to the appropriate tax authority such Taxes and other amounts required by Law to be remitted by it; and

(j) The Company and its Subsidiaries have duly and timely collected all amounts on account of any sales or transfer taxes, including goods and services, harmonized sales and provincial or territorial sales taxes, required by Law to be collected by them and have duly and timely remitted to the appropriate authority any such amounts required by Law to be remitted by them.

Section 3.18.  Environmental.  Except as would not have, individually or in the aggregate, a Material Adverse Effect:

(a) All operations of the Company and its Subsidiaries are in compliance with all applicable Laws relating to the protection of the environment, health or safety (collectively “Environmental Laws”);

(b) None of the Company or any of its Subsidiaries: (i) is subject to any proceeding or order which relates to environmental, health or safety matters, and which would require any material work, repairs, construction or expenditures; (ii) has received any demand, notice, request for information or written communication alleging the breach of or liability under any Environmental Law, including with respect to any regulations respecting the use, storage, treatment, transportation, Release or disposition of any pollutant, contaminant, waste of any nature, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Law (“Hazardous Substances”); or (iii) has received written notice, or to the Knowledge of the Company is aware, of any requirement that is proposed for adoption or implementation under any Environmental Law that would be applicable to the operations of the Company or any of its Subsidiaries and which may require any material expenditure;

(c) (i) The Company and each of its Subsidiaries have obtained and are in compliance with all permits, licenses, emissions credits or allowances and any other authorizations of any Governmental Entity pursuant to Environmental Law (collectively, “Environmental Permits”) necessary for their operations as currently conducted, (ii) all such Environmental Permits are valid and in good standing, and (iii) none of the Company or any Subsidiary is aware of or has been advised by any Governmental Entity of any actual or potential change in the status or terms and conditions of any Environmental Permit;

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(d) There are no Environmental Claims pending or, to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries or against any property or operations that the Company or any of its Subsidiaries owns, leases, or operates, in whole or in part, or, to the Knowledge of the Company, formerly owned, leased or operated, in whole or in part; and

(e) There have been no Releases of any Hazardous Substances that would reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any Person whose liabilities for such Environmental Claims the Company or any of its Subsidiaries has or may have, retained or assumed, either contractually or by operation of Law.

Section 3.19.  Product Warranty Matters.  To the Knowledge of the Company, except as would not have, individually or in the aggregate, a Material Adverse Effect (a) all products sold by the Company and its Subsidiaries since January 6, 2005, have been in conformity with all applicable contractual commitments and all express and implied warranties, and none of the Company or its Subsidiaries has any liability for replacement thereof or other damages in connection therewith and (b) there is no pending or threatened recall or investigation of any product manufactured, sold, leased or delivered by any of the Company or its Subsidiaries since January 6, 2005.

Section 3.20.  Affiliate Transactions.  There are no material contracts or other material transactions between the Company or any of its Subsidiaries, on the one hand, and (i) any officer or director of the Company or any of its Subsidiaries, or (ii) to the Knowledge of the Company, any Affiliate or Associate, other than the Company or any of its Subsidiaries, of any such officer or director on the other hand.

Section 3.21.  Opinions of Financial Advisors.  The Board of Directors of the Company has received from each of its financial advisors, Morgan Stanley & Co. Incorporated and Evercore Partners, an opinion, dated the date of this Agreement, to the effect that, as of such date, the Purchase Price to be received pursuant to this Agreement is fair to the Shareholders from a financial point of view and as of the date hereof such opinions have not been withdrawn, amended or modified.

Section 3.22.  Rights Plan.  The Board of Directors of the Company has resolved to defer the “Separation Time” (as defined in the Rights Plan) so that neither the execution, delivery or performance of this Agreement nor the consummation of the Transactions will cause the Rights (as defined in the Rights Plan) to become exercisable.

Section 3.23.  Disclaimer.  Notwithstanding anything in this Agreement to the contrary, the Company makes no (and shall not be deemed to make any) representation or warranty to Parent or Acquisition Sub other than as set forth in this Article III and Section 8.01.

Section 3.24.  Company Disclosure Schedule.  The Company Disclosure Schedule is arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article III with the disclosures in any section or subsection of such schedule qualifying the corresponding section or subsection in Article III, as well as any other section or subsection of Article III if the relevance of the disclosed item to such other section or subsection is reasonably apparent; provided that notwithstanding any other provision hereof, only the disclosures specifically set forth in Schedule 3.03 of the Company Disclosure Schedule shall qualify the representations and warranties contained in Section 3.03.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF
THE PARENT AND ACQUISITION SUB

Parent and Acquisition Sub jointly and severally represent and warrant to the Company as follows:

Section 4.01.  Parent Formation.  Parent has been duly incorporated or formed under the laws of India and is validly existing and has the corporate power and authority to own its assets and conduct its business.

Section 4.02.  Acquisition Sub Formation.  Acquisition Sub has been duly incorporated under the laws of Canada, is validly existing, and has the corporate power and authority to own its assets and conduct its

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business, was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations solely as contemplated hereby.

Section 4.03.  Ownership.  All of the outstanding shares of Acquisition Sub are held directly or indirectly by Parent and its Affiliates.

Section 4.04.  Authority.  Each of Parent and Acquisition Sub has the necessary corporate power, authority and capacity to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement by Parent and Acquisition Sub and the consummation of the Arrangement and the Transactions have been duly authorized by the boards of directors of Parent and Acquisition Sub, respectively, and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize this Agreement or the Arrangement. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and constitutes a valid and binding obligation of each of them, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity.

Section 4.05.  Authorization.  The authorization of this Agreement, the execution and delivery by Parent and Acquisition Sub of this Agreement and the performance by Parent and Acquisition Sub of their respective obligations hereunder and the consummation of the Arrangement and the Transactions, will not result (with or without notice or the passage of time) in violation or breach of, or constitute a default under any provision of: (i) the organizational documents of Parent or Acquisition Sub; (ii) subject to obtaining any necessary consent to the Arrangement and the Regulatory Approvals listed in Schedule A, any approval, order or authorization of a Governmental Entity, or any other applicable Law or Order; or (iii) any material contract or agreement to which Parent or any Subsidiary is a party or by which either of them is bound, except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business or financial condition of Parent and its Subsidiaries taken as a whole or on the ability of Parent or Acquisition Sub to perform its obligations under this Agreement.

Section 4.06.  No Governmental Consent.  No material consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity is required to be obtained by Parent or any Subsidiary in connection with the execution and delivery of this Agreement and the performance by it of its obligations under this Agreement, and the consummation by it of the Arrangement, other than those which are contemplated by this Agreement and the Regulatory Approvals listed in Schedule A.

Section 4.07.  Availability of Funds.  Parent has delivered to the Company true, correct and complete copies of executed commitment letters (as the same may be amended or replaced pursuant to Section 5.12, the “Commitment Letters”), pursuant to which the lender parties thereto have agreed, subject to the terms and conditions thereof, to provide or cause to be provided the debt amounts set forth therein. As of the date hereof, none of the Commitment Letters has been amended or modified, and none of the respective commitments contained in the Commitment Letters have been withdrawn, terminated or rescinded in whole or in part. As of the date hereof, the Commitment Letters are in full force and effect. As of the date hereof, there are no conditions precedent or other contingencies related to the funding of the full amount of the financing provided for in the Commitment Letters other than as specified in the Commitment Letters. As of the date hereof, neither Parent nor Acquisition Sub has any expectation that any of the conditions set forth in the Commitment Letters will not be satisfied. Parent has furnished to the Company and its Representatives prior to the date hereof, documentation and evidence of the availability of additional funds, which together with the financing provided for in the Commitment Letters, are necessary to make the payments referenced in the following sentence. Parent and Acquisition Sub will have available funds at the time required in the Plan of Arrangement sufficient to (a) pay the Purchase Price and the fees and expenses of Parent and Acquisition Sub related to the Transactions, (b) if the Credit Agreement is not amended in accordance with the requirements set forth in the Commitment Letters, prepay all outstanding indebtedness and all other amounts then due and owing under the Credit Agreement, (c) if required under the terms thereof, repay, retire or redeem the Senior Notes, (d) redeem, retire or prepay any other indebtedness required to be redeemed, retired or prepaid under the Commitment Letters, (e) pay fees and expenses related to the financings provided for in the Commitment Letters and (f) pay any other fees, expenses, redemption premiums, penalties, charges or other required amounts in connection

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with the redemption, retirement or prepayment of the Company’s outstanding indebtedness in connection with the Transactions. As of the date hereof, Parent and Acquisition Sub know of no circumstance or condition that could be reasonably expected to prevent the availability at the time required in the Plan of Arrangement of such funds, including, without limitation, (i) the compliance with all applicable Laws and regulations of India and (ii) any and all requirements under applicable Law with respect to shareholder or lender consents, the due filing of all reports and returns with the Reserve Bank of India or authorized dealers, as applicable, and the giving of all applicable notifications.

Section 4.08.  Common Shares.  The Parent does not own, or have control or direction over, any Common Shares and is not a party to any agreement, arrangement or understanding (other than this Agreement) for the purpose of acquiring, holding, voting or disposing of any Common Shares.

Section 4.09.  Litigation.  As of the date of this Agreement, there is no claim, action, suit, proceeding, arbitration, mediation or governmental investigation pending or, to the knowledge of Parent or Acquisition Sub, threatened against or relating to Parent or Acquisition Sub or any of their respective Subsidiaries or any properties or assets of Parent or Acquisition Sub or any of their respective Subsidiaries, other than any such claim, action, suit, proceeding, arbitration, mediation or governmental investigation that would not reasonably be expected to prevent or materially delay the consummation of the Transactions. As of the date of this Agreement, none of Parent, Acquisition Sub or any of their respective Subsidiaries nor any of their respective properties or assets is subject to any outstanding order, writ, injunction or decree except for those that would not reasonably be expected to prevent or materially delay the consummation of the Transactions.

Section 4.10.  Disclaimer   Notwithstanding anything in this Agreement to the contrary, neither Parent nor the Acquisition Sub makes (and shall not be deemed to make) any representation or warranty to the Company, except as set forth in this Article IV.

ARTICLE V

COVENANTS

Section 5.01.  Conduct of Business During Pre-Effective Date Period.  During the Pre-Effective Date Period, without the consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or as otherwise expressly contemplated or specifically permitted by this Agreement, the Company shall cause the business of the Company and its Subsidiaries to be conducted substantially in the ordinary course of business and consistent with past practice, and the Company shall use its reasonable best efforts to preserve the goodwill of such entities, including preserving the current relationships of the Company and its Subsidiaries with customers, suppliers, distributors, joint venture partners, licensors, employees and other Persons with which the Company or any Subsidiary has significant business relations.

Section 5.02.  Operational Covenants.  Without limiting the generality of the foregoing, except in each case (i) as expressly set forth in Schedule 5.02 of the Company Disclosure Schedule, (ii) as expressly contemplated, permitted or required by this Agreement, (iii) as required by Law or (iv) as consented to by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company agrees that during the Pre-Effective Date Period, the Company shall and shall cause each of the Company’s Subsidiaries to:

(a) not split, consolidate or reclassify any of the outstanding securities of the Company or any of its Subsidiaries nor undertake any other capital reorganization, nor declare, set aside or pay any dividends on, reduce capital or make any other distributions on or in respect of the outstanding securities of the Company or any of its Subsidiaries other than quarterly cash dividends or distributions on the Common Shares or DSUs in accordance with the Company’s past practice and dividend policy, or dividends or other distributions by a direct or indirect wholly-owned Subsidiary to the Company or another wholly-owned Subsidiary;

(b) not amend or modify the articles of incorporation or by-laws or other organizational documents of the Company or any of its Subsidiaries, as the case may be, the terms of any of the outstanding

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securities (or rights to acquire them), or any outstanding indebtedness and credit facilities of the Company or any of its Subsidiaries;

(c) subject to (i) below, not issue any securities (other than the issuance of Common Shares upon the exercise of currently outstanding rights to acquire Common Shares set forth on Schedule 3.03 of the Company Disclosure Schedule) or new options to acquire the capital stock of the Company, or redeem, offer to purchase or purchase any of its outstanding securities, other than pursuant to any existing Contract set forth on Schedule 3.03 of the Company Disclosure Schedule;

(d) subject to (g) below and except for the Transactions, not enter into, adopt or consummate any liquidation, dissolution, merger, amalgamation, arrangement, consolidation or reorganization of the Company or any of its Subsidiaries;

(e) subject to applicable Laws, (i) not enter into, terminate, amend, or waive any material term of any material Contract other than in the ordinary course of business, (ii) not enter into or extend the term or scope of any Contract that purports to restrict the Company or any of its Subsidiaries or Affiliates, from engaging in any line of business or in any geographic area, and (iii) not enter into any material Contract that would be breached by, or require the consent of any third party in order to continue in full force following, the consummation of the Transactions; provided that the Company shall advise Parent prior to entering into, amending, terminating or waiving any material term of any Significant Metal Supply Agreement or Significant Customer Contract;

(f) not enter into, adopt, amend, vary, modify or take any other action with respect to any bonus, profit sharing, incentive, salary or other compensation, equity based award, pension, retirement, deferred compensation, severance, change in control, employment or other employee benefit plan, agreement, trust, fund, or arrangement for the benefit or welfare of any employee, except, in each case, (i) for any increases in the compensation or benefits (A) in the ordinary course of business and consistent with past practice, (B) in accordance with annual merit salary or bonus increases, or (C) as required by Contract (provided that in the case of the Company’s directors and executive officers, such Contracts are set forth on Schedule 5.10 of the Company Disclosure Schedule), or (ii) for any new hires where annual base salary does not exceed $350,000, with respect to employees located in North America, or $400,000, with respect to employees located outside of North America;

(g) subject to Section 5.04, not sell, lease, encumber or otherwise dispose of any capital assets or group of related capital assets other than obsolete equipment (through one or more related or unrelated transactions) having a value in excess of $20,000,000 in the aggregate for all such transactions;

(h) other than borrowings under existing lines of credit and revolving credit facilities in the ordinary course of business (or any refinancing of such existing lines not to exceed their current limits) or indebtedness owing to, or guarantees of indebtedness owing to, the Company or any Subsidiary, not incur or commit to incur any indebtedness for borrowed money or issue any debt securities, incur or commit to incur, or guarantee, endorse or otherwise become responsible for any other material liability, obligation or indemnity or the obligations of any other Person or other business organization, or make any loans or advances except to the Company or wholly-owned Subsidiaries;

(i) not grant or amend the terms of any Options, SARs, DSUs, PSUs, SPAUs or similar incentives except, in each case, as specifically required by Contracts set forth on Schedule 3.03 of the Company Disclosure Schedule;

(j) except in the ordinary course of business and consistent with past practice, not waive, release, assign, settle or compromise any material claims, litigation or arbitration or other material legal rights, not satisfy any material liabilities substantially prior to the same being due, and other than in the ordinary course of business, not enter into any interest rate, currency or commodity swaps, hedges, or similar financial instruments;

(k) not incur, or commit to, capital expenditures: (i) other than capital expenditures contemplated by the Company’s budget or capital plan for 2007, or (ii) otherwise not in excess of $35,000,000 in the

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aggregate (provided that the Company shall advise Parent in advance of incurring or committing to any capital expenditures in excess of $15,000,000 in the aggregate);

(l) not make any changes to existing accounting policies unless required by U.S. GAAP, or as recommended by the Company’s independently registered public accountants, or pursuant to written instructions, comments or orders from the SEC, the OSC or any applicable securities regulatory authority of the other provinces and territories of Canada;

(m) subject to Section 5.04, not acquire or agree to acquire (by merger, amalgamation, acquisition of stock or assets or otherwise) any Person or other business organization or division other than (i) acquisitions for consideration that is individually not in excess of $5,000,000, or in the aggregate, not in excess of $10,000,000 and (ii) capital expenditures to the extent otherwise permitted by this Agreement;

(n) not make, rescind or change any material election with respect to Taxes or file any material amended Tax Return, settle any material Tax claim or dispute or waive or extend the statute of limitations relating to any Taxes of the Company or any Subsidiary, or other than in the ordinary course of business and consistent with past practice, enter into any closing agreement regarding Taxes, surrender any right to claim a material tax refund or amend any of its transfer pricing policies;

(o) not amend the Rights Plan or adopt, approve or implement any other shareholder rights plan or similar poison pill arrangement, other than in connection with a Superior Proposal;

(p) not take any materially adverse employment actions outside the ordinary course of business, including mass redundancies, and including with respect to the employees of the Company and its Subsidiaries employed in Europe, except in consultation with the applicable works councils of the European Community member nations, the European works council, and the United Kingdom works council; or

(q) not authorize or enter into any agreement or commitment to do any of the things prohibited by any of the foregoing subparagraphs.

In the event that the Company proposes to take an action not otherwise permitted by Section 5.02 of this Agreement, or proposes to decline to take an action otherwise required by Section 5.01 of this Agreement, the Company will request the consent of Parent to such action, or inaction, as the case may be, in accordance with the procedures set forth in the Company Disclosure Schedule (the “Consent Procedures”). Each of the Company and Parent agree to comply in good faith with the Consent Procedures.

Section 5.03.  Other Covenants of the Company.  During the Pre-Effective Date Period, the Company shall:

(a) carry out the terms of the Interim Order and the Final Order applicable to it;

(b) provide Parent with a copy of any purported exercise of the Dissent Rights and written communications with any holders exercising or purporting to exercise Dissent Rights; and not settle or compromise any Dissent Rights claim brought by any holder of any of its securities in connection with the Transactions; and

(c) advise Parent as reasonably requested prior to the Meeting as to the aggregate tally of the proxies and votes received in respect of the Meeting and all matters to be considered at such meeting.

Section 5.04.  Company Covenants Regarding Non-Solicitation.

(a) The Company agrees that neither it nor any of its Subsidiaries nor any of its and their respective directors or officers shall, and the Company and its Subsidiaries shall use its reasonable best efforts to cause their respective Representatives not to, (i) directly or indirectly solicit, initiate or knowingly encourage or knowingly facilitate any Acquisition Proposal or the making or consummation thereof, or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information in connection with, any Acquisition Proposal. The Company shall, and shall cause its Subsidiaries

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to, and shall use its reasonable best efforts to cause its and their Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal. The Company agrees not to release any third party from, waive or otherwise forbear in the enforcement of any confidentiality, non-solicitation or standstill agreement to which the Company and such third party are parties, provided that the foregoing shall not prevent the Board of Directors of the Company from considering and accepting any Superior Proposal that might be made by any such third party if the provisions of this Agreement are complied with. The Company shall immediately cease to provide any other Person with access to information concerning the Company and its Subsidiaries and shall immediately request the return and/or destruction of all information provided to any third parties that have entered into a confidentiality agreement with the Company relating to any potential Acquisition Proposal and shall use all reasonable efforts to ensure that such requests are honored. Notwithstanding the foregoing, at any time prior to obtaining the Company Shareholder Approval, in response to an Acquisition Proposal made without violation of this Section 5.04 that the Board of Directors of the Company or any committee thereof determines in good faith (after consultation with its legal advisors and its financial advisors) constitutes or is reasonably likely to lead to a Superior Proposal, the Company may, subject to compliance with this Section 5.04, (A) provide access to its properties, books, records and personnel and furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal (and its Representatives), provided that prior to any such access or furnishing of information the Company shall enter into a customary confidentiality and standstill agreement with such person which is no more favorable to such person than the confidentiality agreement between the Company and the Parent dated September 26, 2006, and (B) participate in discussions or negotiations with the Person making such Acquisition Proposal (and its Representatives) regarding such Acquisition Proposal.

(b) Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw, modify or qualify in any manner adverse to Parent or Acquisition Sub the Company Recommendation (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”); (ii) approve, adopt or recommend an Acquisition Proposal (any action described in this clause (ii) relating to a Superior Proposal being referred to as a “Superior Proposal Recommendation”); or (iii) allow the Company or any of its Subsidiaries to enter into any binding agreement effecting or in connection with an Acquisition Proposal (other than a confidentiality agreement referred to in Section 5.04(a)) (any agreement described in this clause (iii) relating to a Superior Proposal being referred to as a “Superior Proposal Agreement”). Notwithstanding the foregoing, at any time prior to obtaining the Company Shareholder Approval and subject to Section 5.04(c):

(i) the Board of Directors of the Company may effect a Company Adverse Recommendation Change if the Board has determined in good faith (after consultation with its legal advisors and its financial advisors) that the failure to effect a Company Adverse Recommendation Change (regardless of the existence of a Superior Proposal) would not be in the best interests of the Company; provided that the Company shall not be relieved of its obligations to proceed to call and hold the Meeting and to hold the vote on the Arrangement Resolution except in circumstances where this Agreement has been terminated in accordance with its terms;

(ii) if the Board of Directors of the Company or such committee, as the case may be, determines that the failure to do so would not be in the best interests of the Company, the Board of Directors of the Company may, in response to an Acquisition Proposal that the Board of Directors of the Company determines in good faith (after consultation with its legal advisors and its financial advisors) constitutes or is reasonably likely to lead to a Superior Proposal and that did not otherwise result from a breach of this Section 5.04, make a Company Adverse Recommendation Change, and/or a Superior Proposal Recommendation and/or cause the Company to enter into a Superior Proposal Agreement; provided, however, that the Board of Directors shall not be entitled to exercise its right to make a Company Adverse Recommendation Change, or a Superior Proposal Recommendation or cause the Company to enter into a Superior Proposal Agreement as provided under this clause (ii) unless: (A) the Company has complied in all material respects with this Section 5.04, (B) the Company has provided to Parent three Business Days’ prior written notice (such notice, a “Notice of Superior Proposal”) advising Parent that the Board of

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Directors of the Company intends to take such action and specifying the reasons therefor, including the terms and conditions of any Superior Proposal that is the basis of the proposed action by the Board of Directors of the Company (it being understood and agreed that any material amendment to the financial terms or any other material term of any such Superior Proposal shall require a new Notice of Superior Proposal and a new three Business Day period), (C) the Company has, during such three Business Day period, if requested by Parent, afforded the Parent a reasonable opportunity (but not obligation) to amend this Agreement in such a manner that any Acquisition Proposal which was determined to constitute a Superior Proposal no longer is a Superior Proposal, (D) if the Parent has agreed to amend this Agreement, the Board of Directors of the Company shall have considered the terms of the amendment to determine whether such Acquisition Proposal continues to constitute a Superior Proposal and (E) at the end of such three Business Day period, such Acquisition Proposal has not been withdrawn and continues to constitute a Superior Proposal (taking into account any changes to the financial and other terms of this Agreement agreed to by Parent following a Notice of Superior Proposal, as a result of the opportunity afforded by clause (C)); and

(iii) if the three Business Day period referred to in clause (ii) above would not terminate before the date fixed for the Meeting, the Company shall adjourn the Meeting to a date that is at least one Business Day after the expiration of the three Business Day period.

(c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 5.04, the Company shall as promptly as practicable (and in any event within one (1) Business Day after receipt) advise Parent orally and in writing of any Acquisition Proposal and the material terms and conditions of any such Acquisition Proposal and the identity of the Person making such proposal.

(d) Nothing contained in this Section 5.04 shall prohibit the Company from taking and disclosing to its Shareholders a position contemplated by Rule 14e-2(a) (2) or (3) under the Exchange Act or making a statement required under Rule 14d-9 under the Exchange Act.

Section 5.05.  Access to Information; Confidentiality.

(a) Subject to applicable Law and the terms of any Contracts, upon reasonable notice, the Company agrees to provide Parent and its Representatives with reasonable access (without disruption to the conduct of the Company’s business) during normal business hours to all books, records, information and files in its possession and control and access to its personnel on an as reasonably requested basis as well as reasonable access to the properties of the Company and its Subsidiaries in order to allow Parent to conduct such investigations as Parent may consider necessary for strategic and transition planning. Any investigation by a Party and its advisors shall not mitigate, diminish or affect the representations and warranties of the other Party contained in this Agreement or any document or certificate given pursuant hereto. In the case of any Contracts which restrict the provision of information to the Parent, the Company shall at the request of Parent use its reasonable best efforts to obtain the consent of the applicable third party to the disclosure of any information requested by the Parent.

(b) Parent acknowledges that certain information provided to it prior to the execution of this Agreement or under Section 5.05(a) may be confidential and/or proprietary in nature (the “Information”) and except as permitted by the confidentiality agreement entered into by the Parent and the Company, Parent shall keep the Information confidential and shall not, without the prior consent of the Company, disclose it and shall not use it for any purpose other than those contemplated herein.

Section 5.06.  Indemnification.

(a) From and after the Effective Date, Parent shall, and shall cause the Company (or its successor) to, indemnify the directors and officers (or their equivalents) of the Company and its Subsidiaries to the fullest extent to which Parent and the Company and the Subsidiaries are permitted to indemnify such officers and directors (or their equivalents) under their respective organizational documents and applicable Laws and such obligations shall survive the Arrangement and shall continue in full force and effect in accordance with the terms of such organizational documents from the Effective Date.

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(b) From and after the Effective Date, Parent shall cause the Company to, and the Company shall, maintain in effect for six years from the Effective Date, the Company’s current directors’ and officers’ liability insurance policies covering acts or omissions occurring at or prior to the Effective Date (“D&O Insurance”) with respect to those Persons who are currently (and any additional Persons who prior to the Effective Date become) directors and officers of the Company that is no less favorable to such directors and officers than the current policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage, provided however that the Parent and the Company shall not be required to pay an annual premium for such insurance in excess of 300% of the annual amounts currently paid by the Company to maintain the existing policies (which amount has been disclosed to Parent), provided further that if the annual premium for such insurance coverage exceeds such amount, the Parent and the Company shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount. In lieu of the foregoing, the Company may purchase, prior to, on or after the Effective Date, a six-year “tail” prepaid officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the Effective Date covering each such director and officer; provided that the Company shall not purchase any such policy for an amount in excess of $4,500,000 without the prior written consent of the Parent.

(c) In the event the Company or any of its successors or assigns, after the Effective Date, (i) consolidates with or merges or winds up into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that such successors and assigns of the Company or, at Parent’s option, Parent, shall assume the obligations set forth in this Section 5.06.

(d) The Company shall not amend the by-laws of the Company after the Effective Date if such action would adversely affect the rights of individuals who, on or prior to the Effective Date, were entitled to advances, indemnification or exculpation thereunder for actions or omissions by such individuals at any time at or prior to the Effective Date. The individuals referred to in the preceding sentence shall include any individuals who served at any time as directors or officers of any Subsidiary of the Company at the Company’s request, it being acknowledged by the Parties that each director or officer of a Subsidiary of the Company is or was doing so at such request of the Company.

(e) The provisions of this Section 5.06 are intended for the benefit of, and shall be enforceable by, each insured or indemnified Person, his or her heirs and his or her legal representatives and, for such purpose, the Company confirms that it is acting as agent and trustee on their behalf. The provisions of this Section 5.06 are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

Section 5.07.  Further Action; Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties shall use all reasonable best efforts to take, or cause its Subsidiaries and Representatives to take, all actions (and to refrain from taking, or to cause its Subsidiaries and Representatives to refrain from taking, any inconsistent actions), and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things (and to refrain from doing, or to cause its Subsidiaries and Representatives to refrain from doing, any inconsistent things) necessary, proper or advisable to consummate and make effective, in a timely manner, the Arrangement and the Transactions, including (i) the seeking of all necessary Regulatory Approvals and using all reasonable best efforts to obtain any Regulatory Approval as soon as practicable and as required and within the timeframes set forth under applicable Laws, (ii) seeking all consents, approvals or waivers from third parties in connection with the Transactions, including those of which the failure to obtain would result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or create, give rise to or change any rights or obligations of any Person under, or result in the creation of an Encumbrance on any property or asset of the Parties pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, (iii) the execution and delivery of the covenants and agreements related to obligations of the Company to be specifically assumed at the Effective Time as set forth in Schedule 5.07 of the Company Disclosure Schedule, (iv) the defending of any

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lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining or interim order entered by any court or other Governmental Entity lifted, mitigated, rescinded, vacated or reversed, (v) the carrying out of the terms of the Interim Order and Final Order applicable to it and (vi) the execution and delivery of any additional instrument necessary to consummate the Transactions and to fully carry out the purposes of this Agreement and the Plan of Arrangement. In addition to, and not in limitation of the foregoing, (x) the Parties agree to take all steps to and to incur any costs that are necessary to defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining or interim order entered by any court or other Governmental Entity vacated or reversed, and (y) Parent and Acquisition Sub agree to take all steps necessary to make or enter into any necessary divestitures, licenses or other arrangements (including hold separate arrangements) of or affecting their operations or business units or any part thereof, or the operations or business units of the Company, or those of any of their Subsidiaries or Affiliates, and agree to any other restrictions, as may be required in order to obtain any Regulatory Approval as soon as possible, and in any event prior to the Outside Date, without any set-off or reduction or adjustment in the Purchase Price or to obtain the approval of any other Governmental Entity that may be required following the Effective Time.

(b) The Parties agree to use reasonable best efforts to cooperate and assist one another in connection with all actions to be taken pursuant to Section 5.07(a), including the preparation and making of the filings referred to therein and, if requested, amending and furnishing additional information hereunder, including providing all drafts and final copies of all related documents to the non-filing Party and/or its advisors (if necessary, on an external counsel basis redacted as may be necessary) prior to filing and to consider in good faith the views and comments of the other party, and, to the extent practicable (unless prohibited by applicable Laws), none of the Parties will file any such document or have any communication with any Governmental Entity without prior consultation with the other Party. Each Party shall keep the others apprised of the content and status of any communications in whatever form with, and communications from, any Governmental Entity with respect to the Arrangement and other Transactions. During the period from the date of this Agreement to the Effective Date, none of the Parties will take any action that would materially delay or adversely affect the ability of the Company and any of the other Parties to obtain any approvals of a Governmental Entity required to permit consummation of the Arrangement and the Transactions. Each of the Parties shall provide to the other Parties or, if competitively sensitive, such Party’s external counsel, all information it reasonably requests for purposes of obtaining any required approval under the Investment Canada Act, Competition Act Approval, the expiration or termination of the waiting period under the HSR Act, and all other required competition, foreign investment or antitrust consents and approvals.

Section 5.08.  Resignations.  The Company shall use its reasonable best efforts to obtain and deliver to Parent evidence reasonably satisfactory to Parent of the resignation, effective as of the Effective Date, of each director of the Company and its Subsidiaries other than those whom Parent shall have specified in writing at least (10) Business Days prior to the Effective Date.

Section 5.09.  Notice of Developments.  The Company shall give prompt notice to Parent, and Parent or Acquisition Sub shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate such that the condition set forth in Section 6.02(b) or Section 6.03(b), as applicable, would not be satisfied or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.

Section 5.10.  Benefits Continuation.

(a) For the period beginning on the Effective Date and ending no earlier than the 24 months following the Effective Date, Parent shall cause the Company and its Subsidiaries (or any successors to the Company or any of it Subsidiaries), subject to collective bargaining and applicable Laws, to provide a continuation of the benefits that are substantially equivalent in the aggregate to those provided under the Applicable Plans as in effect on the date hereof to those individuals who are employees or former employees of the Company and its

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Subsidiaries as of the Effective Date (“Affected Employees”) and their eligible dependents. From and after the Effective Date, Parent shall cause the Company and its Subsidiaries (or any successors to the Company or any of its Subsidiaries) to comply with the terms of all Applicable Plans in effect on the date hereof, subject to any reserved right to amend or terminate any Applicable Plan; provided, however, no such amendment or termination may be inconsistent with the obligations pursuant to the first sentence of this Section 5.10(a). Without limiting the generality of the foregoing, Parent shall cause the Company and its Subsidiaries (or any successors to the Company or any of its Subsidiaries), from and after the Effective Date, to provide severance pay and other severance benefits to Affected Employees who are terminated prior to the second anniversary of the Effective Date in accordance with any Applicable Plans providing for such payments and benefits or the Company’s severance pay and other severance benefits as of the date hereof and under any severance agreements in existence as of the date hereof.

(b) Affected Employees shall be given credit, to the extent not prohibited by applicable Laws, for all service with the Company and its Subsidiaries and any predecessors of the Company and its Subsidiaries (or service credited by the Company or its Subsidiaries or any predecessors of the Company and its Subsidiaries) under all employee benefit plans and arrangements currently maintained or established in the future by Parent or any of its Subsidiaries (including the Company) in which they are or become participants for purposes of participation, eligibility, vesting and level of benefits. Parent and its Subsidiaries (including the Company) shall cause, to the extent not prohibited by applicable Laws, any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any welfare benefit plans of Parent and its Subsidiaries (including the Company) to be waived with respect to Affected Employees and their eligible dependents to the extent waived under the corresponding Applicable Plan in which the applicable Affected Employee participated prior to the Effective Date or to the extent they arose while the Affected Employee was employed prior to the Effective Date by the Company or any Subsidiary (or any predecessor of the Company or any Subsidiary) and, with respect to life insurance coverage, up to the Affected Employee’s current level of insurability. Parent and its Subsidiaries (including the Company) shall give Affected Employees and their eligible dependents credit for the plan year in which the Effective Date (or, if later, the commencement of participation in any benefit plan) occurs toward applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Date (or, if later, the date of commencement of participation in such benefit plan).

(c) Parent shall cause the Company or its applicable Subsidiary (or any successors to the Company or any of its Subsidiaries) to honor, on and after the Effective Time all of the obligations of the Company and of any Subsidiary under the employment and other agreements with executives who are Affected Employees or former employees which are identified in Section 5.10(c) of the Company Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, nothing in this Section 5.10 shall impose or limit the Company or any of its Subsidiaries from terminating any of their employees at any time for any reason or no reason, subject to the provisions of applicable Law and any Contract.

(d) Nothing in this Section 5.10 (other than the provisions of Section 5.10(c), which may be enforced directly by the applicable Affected Employees or by the Affected Employees as third party beneficiaries to this Agreement) shall confer any third party beneficiary rights or remedies upon any Person, individual or whomsoever other than the Company, Parent and Acquisition Sub.

Section 5.11.  No Control of Other Party’s Business.  Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Date, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations prior to the Effective Date. Prior to the Effective Date, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control over its and its Subsidiaries’ respective operations.

Section 5.12.  Financing.  (a) From the date hereof until the earlier of (i) the Effective Date, and (ii) the termination of this Agreement pursuant to Article VII hereof, the Company shall provide Parent and Acquisition Sub such cooperation as may be reasonably requested in an effort to implement and make effective, as of the Effective Date, the financing provided for in the Commitment Letters and/or any

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Alternative Financing (as defined below) and/or any other financing proposed by Parent and Acquisition Sub in connection with the Transactions (individually, a “Financing”, and collectively, the “Financings”), including using reasonable efforts to assist Parent and Acquisition Sub with:

(i) the preparation by Parent and Acquisition Sub of an information package (including a version that does not contain material non-public information);

(ii) participating in the presentation by Parent and Acquisition Sub of such information package and related matters to prospective lenders, including by facilitating direct contact between the Company’s senior management and prospective lenders;

(iii) paying and discharging on the Effective Date any Encumbrances under existing indebtedness, as may be reasonably requested by Parent;

(iv) giving timely redemption and pre-payment notices, as applicable, in connection with the refinancing of the Company’s existing indebtedness, as may be reasonably requested by Parent;

(v) providing Parent at least three (3) days prior to the Effective Date, with estimated outstanding balances, penalties, fees, per diems and related costs as may be required by Parent to effect the payment or prepayment of any outstanding indebtedness and related amounts on the Effective Date;

(vi) the preparation by Parent and Acquisition Sub of an offering memorandum or private placement memorandum suitable for use in a customary “road show” for an offering of high-yield debt securities by the Company and the participation of the senior management of the Company and its Subsidiaries and representatives of the Parent in any such road show;

(vii) the rating agency process, as reasonably requested by Parent;

(viii) the execution and delivery of a customary purchase agreement and related documentation in connection with any offering of high-yield debt securities; and

(ix) any tender offer by or on behalf of Parent or Acquisition Sub of the Company’s Senior Notes in connection with the refinancing of the Company’s existing indebtedness.

(b) Notwithstanding the foregoing, nothing contained in this Section 5.12 shall require cooperation with Parent and Acquisition Sub to the extent it would interfere unreasonably with the business or operations of the Company or its Subsidiaries. Parent also covenants and agrees that if the closing of the Transactions does not occur (other than in a circumstance where the Company Termination Payment or Reimbursement Amount is payable by the Company), Parent shall reimburse the Company for all out-of-pocket travel expenses and the fees and expenses of attorneys, accountants and financial and other advisors to the Company in connection with participation in any “road shows” or other meetings or otherwise in connection with any Financing and shall indemnify Company with respect to any liabilities arising out of any agreements, arrangements, understandings or documentation entered into in connection with any Financing.

(c) Subject to the following sentence, Parent shall use its reasonable best efforts to arrange the financing provided for in the Commitment Letters on the terms and conditions described in the Commitment Letters, including using reasonable best efforts to (i) maintain the effectiveness of the Commitment Letters in accordance with their respective terms, (ii) negotiate and enter into definitive Contracts with respect to the financing provided for in the Commitment Letters, (iii) satisfy on a timely basis all conditions applicable to Parent in such definitive agreements with respect to the financing provided for in the Commitment Letters (including, without limitation, (A) the compliance with all applicable Laws and regulations of India and (B) any and all requirements under applicable Law with respect to shareholder or lender consents, the due filing of all reports and returns with the Reserve Bank of India or authorized dealers, as applicable, and the giving of all applicable notifications) and (iv) consummate the financing provided for in the Commitment Letters at or prior to the closing of the Transactions. In the event any portion of the financing provided for in the Commitment Letters becomes unavailable on the terms and conditions contemplated in the Commitment Letters or if Parent elects to obtain alternative financing, Parent shall arrange to obtain such alternative financing from alternative sources (“Alternative Financing”) in an aggregate principal amount equal to the

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amounts set forth in, and on terms substantially equivalent to or better than the terms of, the Commitment Letters. Parent shall keep the Company reasonably apprised as to the status of, and any material developments relating to, any Financing. Parent shall promptly notify the Company of any proposal by any of the institutions party to the Commitment Letters to withdraw, terminate or make any material change in the amount or terms of the Commitment Letters. Parent shall not consent to any amendment, modification or early termination of the Commitment Letters that could reasonably be expected to adversely affect the ability of Parent and Acquisition Sub to consummate the Transactions.

ARTICLE VI

CONDITIONS

Section 6.01.  Mutual Conditions Precedent.  The respective obligations of the Parties to complete the Arrangement shall be subject to the satisfaction or waiver, on or before the Effective Time, of the following conditions precedent, each of which may only be waived by the mutual consent of Parent and the Company:

(a) the Arrangement Resolution shall have been approved and adopted at the Meeting by the Shareholders in accordance with the Interim Order;

(b) the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement and in a form satisfactory to each of the Company and Parent, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such Parties, acting reasonably, on appeal or otherwise;

(c) no Governmental Entity shall have enacted, issued, enforced or entered any Law which is then in effect that makes the Arrangement illegal or otherwise prevents, prohibits or enjoins the consummation of the Arrangement; and

(d) the Regulatory Approvals shall have been obtained or satisfied and shall not have been revoked and reasonably satisfactory evidence of the receipt of such Regulatory Approvals shall have been delivered to each Party.

Section 6.02.  Additional Conditions Precedent to the Obligations of Parent.  The obligations of Parent to complete the Arrangement shall also be subject to the fulfillment of each of the following conditions precedent (each of which is for Parent’s exclusive benefit and may be waived in writing by Parent in its sole discretion):

(a) all covenants of the Company under this Agreement to be performed on or before the Effective Time shall have been performed by the Company in all material respects, and Parent shall have received a certificate of the Company addressed to Parent and dated the Effective Date, signed on behalf of the Company by a senior executive officer of the Company (on the Company’s behalf and without personal liability), confirming the same as at the Effective Date;

(b) all representations and warranties of the Company under this Agreement shall have been true and correct (without giving effect to any materiality qualifiers set forth therein) as of the Effective Date as if made on and as of such date (except (i) to the extent such representations and warranties that speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, (ii) other than in the case of the representations and warranties specifically referred to in clause (iii) below, to the extent that facts or matters as to which such representations and warranties are not so true and correct as of such dates, individually or in the aggregate, have not had and would not have a Material Adverse Effect, and (iii) in the case of the representations and warranties set forth in Section 3.03, such representations and warranties shall be true and correct in all material respects) and Parent shall have received a certificate of the Company addressed to Parent and dated the Effective Date, signed on behalf of the Company by a senior executive officer of the Company (on the Company’s behalf and without personal liability), confirming the same as at the Effective Date;

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(c) during the Pre-Effective Date Period, there shall not have occurred and be continuing a Material Adverse Effect; and

(d) there shall be no action, investigation, proceeding or litigation instituted or commenced by any Governmental Entity that is reasonably likely to (i) set aside, appeal or challenge the validity of the Interim Order or the Final Order, (ii) restrain, enjoin, prevent, prohibit or make illegal the consummation of the Arrangement or the Transactions, or (iii) result in a Material Adverse Effect.

Section 6.03.  Additional Conditions Precedent to the Obligations of the Company.  The obligations of the Company to complete the Arrangement shall also be subject to fulfillment of each of the following conditions precedent (each of which is for the exclusive benefit of the Company and may be waived by the Company):

(a) all covenants of Parent and Acquisition Sub under this Agreement to be performed on or before the Effective Date shall have been performed by Parent and Acquisition Sub in all material respects, and the Company shall have received a certificate of Parent addressed to the Company and dated the Effective Date, signed on behalf of Parent by a senior executive officer of Parent (on Parent’s behalf and without personal liability), confirming the same as at the Effective Date;

(b) all representations and warranties of Parent and Acquisition Sub under this Agreement shall have been true and correct (without giving effect to any materiality qualifiers contained therein) as of the Effective Date as if made on and as of such time (except to the extent that such failures to be true and correct would not have a material adverse effect on the ability of the Parent and Acquisition Sub to close the Transactions and perform their obligations hereunder and except such representations and warranties that speak solely as of an earlier date, in which event such representations and warranties shall be true and correct (subject to the exception in the first parenthetical of this Section 6.03(b)) to such extent as of such earlier date) and the Company shall have received a certificate of Parent addressed to the Company and dated the Effective Date, signed on behalf of Parent by a senior executive officer of Parent (on Parent’s behalf and without personal liability), confirming the same as at the Effective Date; and

(c) Acquisition Sub shall have deposited with the Depositary in escrow at or prior to the time of filing of the Articles of Arrangement the funds required to effect payment in full for all of the Securities to be acquired pursuant to the Arrangement and the Depositary shall have confirmed to the Company receipt of these funds. Such funds may be invested by the Depositary as directed by Acquisition Sub or, after the Effective Time, the Company; provided that (i) no such investment or losses thereon shall affect the Purchase Price per Common Share and following any losses Parent shall promptly provide additional funds to the Depositary in the amount of such losses and (ii) such investments shall be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations with a Credit Rating of “P-1” or “A-1” or better by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., respectively. Any interest or income produced by such investments will be payable to the Company or Acquisition Sub, as Parent directs.

Section 6.04.  Satisfaction of Conditions.  The conditions precedent set out in Section 6.01, Section 6.02 and Section 6.03 shall be conclusively deemed to have been satisfied, waived or released when a Certificate of Arrangement in respect of the Arrangement is issued by the Director.

ARTICLE VII

AMENDMENT AND TERMINATION

Section 7.01.  Amendment.  This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Date, be amended by mutual written agreement of the Parties, and any such amendment may without further Shareholder approvals, subject to applicable Laws, the Interim Order and the Final Order, without limitation:

(a) change the time for performance of any of the obligations or acts of the Parties;

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(b) waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

(c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; and/or

(d) waive compliance with or modify any conditions precedent herein contained provided that any such change does not decrease the consideration payable to the Shareholders.

Section 7.02.  Termination.

(a) This Agreement may be terminated and the Arrangement may be abandoned at any time prior to the filing of the Articles of Arrangement, notwithstanding any requisite approval and authorization of this Agreement by Shareholders:

(i) by mutual written consent of Parent and the Company duly authorized by the boards of directors of Parent and the Company;

(ii) by either Parent or the Company if the Effective Time shall not have occurred on or before July 7, 2007, or at the option of Parent, July 31, 2007, if the expiration date of the Commitment Letters is extended to or beyond such date (as applicable, the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.02(a)(ii) shall not be available to any Party whose failure to fulfill any representation, warranty or obligation under this Agreement or other action has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

(iii) by either Parent or the Company if any Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law or Order which has become final and nonappealable and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement;

(iv) by either Parent or the Company if the Arrangement Resolution shall have failed to receive the requisite vote for approval at the Meeting or at any adjournment or postponement thereof in accordance with the Interim Order;

(v) by Parent, if: (i) the Company’s Board of Directors effects a Company Adverse Recommendation Change; or (ii) the Company’s Board of Directors makes a Superior Proposal Recommendation or (iii) the Company enters into a Superior Proposal Agreement;

(vi) by the Company, if the Company enters into a Superior Proposal Agreement in compliance with the provisions of Section 5.04;

(vii) by Parent, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, which breach or failure to perform would cause the conditions set forth in Section 6.02(a) or (b) not to be satisfied; provided that if such breach or failure to perform is capable of being cured through the exercise of reasonable best efforts, Parent may not terminate this Agreement under this Section 7.02(a)(vii) for a period equal to the lesser of 30 days after giving notice of such breach or failure to perform and the period between the giving of such notice until the day prior to the Outside Date, in each case so long as the Company continues to exercise such reasonable best efforts; and

(viii) by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Parent or Acquisition Sub set forth in this Agreement, which breach or failure to perform would cause the conditions set forth in Section 6.03(a) or (b) not to be satisfied; provided that if such breach or failure to perform is capable of being cured through the exercise of reasonable best efforts, the Company may not terminate this Agreement under this Section 7.02(a)(viii) for a period equal to the lesser of 30 days after giving notice of such breach or failure to perform and the period between the giving of such notice until the day prior to the Outside Date, in each case so long as Parent or Acquisition Sub continues to exercise such reasonable best efforts.

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(b) If this Agreement is terminated in accordance with the foregoing provisions of this Section 7.02, no Party shall have further liability under this Agreement except as provided in Section 7.02 or Section 7.03, and provided that neither the termination of this Agreement nor anything contained in this Section 7.02 shall relieve any Party from any liability for any willful and material breach by it of this Agreement.

(c) If this Agreement is terminated pursuant to Section 7.02(a)(ii) (unless the Company does not have the right to terminate this Agreement under Section 7.02(a)(ii) due to its failure to fulfill any obligation under this Agreement or breach of any representation or warranty which failure or breach has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Outside Date), Section 7.02(a)(iii) or Section 7.02(a)(viii), in any such case Parent and Acquisition Sub agree, jointly and severally, to indemnify the Company and its Affiliates against any Damages which are incurred or suffered by the Company and its Affiliates or the Shareholders resulting from or arising out of any breach by either of them of Section 4.07, any failure to pay or deposit or be able to pay or deposit the Purchase Price when due in accordance with the terms of this Agreement, or any breach or failure to perform any of their obligations pursuant to Section 5.07.

Section 7.03.  Termination Fees.

(a) The Company shall pay the Company Termination Payment to Acquisition Sub, by way of a wire transfer in immediately available funds to an account specified by Parent, if:

(i) this Agreement is terminated in the circumstances set out in Section 7.02(a)(v) or Section 7.02(a)(vi); or

(ii) (A) prior to the Meeting an Acquisition Proposal is publicly announced (a “Public Acquisition Proposal”); (B) the Shareholders fail to approve this Agreement and the Transactions; and (C) during the period commencing on the date hereof and ending twelve (12) months following the termination of this Agreement (X) an Acquisition Proposal is consummated by the Person who publicly announced the Public Acquisition Proposal, or (Y) the Company enters into a definitive agreement with respect to such Public Acquisition Proposal and that Acquisition Proposal is subsequently consummated at any time thereafter (provided that for purposes of this Section 7.03(a)(ii), references to “35% or more” in the definition of “Acquisition Proposal” shall be deemed references to “50% or more”).

Such payment shall be made by wire transfer of immediately available funds to an account designated by Parent and shall be due: (A) in the case of a termination specified in clause (i) above, within five (5) Business Days following the termination of this Agreement but prior to or concurrently with termination in the case of a termination pursuant to Section 7.02(a)(vi); and (B) in the case of the circumstances specified in clause (ii) above, prior to or concurrently with the consummation of the Acquisition Proposal.

(b) If this Agreement is terminated by Parent in the circumstances set out in Section 7.02(a)(vii), then the Company shall pay to Parent by wire transfer of immediately available funds within five (5) Business Days following such termination of this Agreement an amount equal to the aggregate of all reasonable out of pocket costs and expenses incurred by Parent and its Affiliates in connection with the Transactions (including all reasonable fees and expenses of financial, legal, accounting and other advisors and of potential lenders) up to a maximum of $15,000,000 (the “Reimbursement Amount”). If after the payment of the Reimbursement Amount, the events set forth in Section 7.03(a)(ii) occur, the Company shall pay an amount equal to the difference between the Company Termination Payment and the Reimbursement Amount to the Parent in the manner provided for in the last paragraph of Section 7.03(a).

(c) The Company irrevocably waives any right it may have to raise as a defense that the Company Termination Payment or the Reimbursement Amount is excessive or punitive. In no event shall more than one Company Termination Payment by the Company be payable. Parent and Acquisition Sub hereby agree that, upon any termination of this Agreement under circumstances where Parent is entitled to the Company Termination Payment or the Reimbursement Amount and such Company Termination Payment or the Reimbursement Amount is paid in full to Acquisition Sub, Parent and Acquisition Sub shall be precluded from any other remedy against the Company, at law or in equity or otherwise, and neither Parent nor Acquisition Sub shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of the Company’s Subsidiaries or any of their respective

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directors, officers, employees, partners, managers, members, shareholders or Affiliates in connection with this Agreement or the transactions contemplated hereby.

Section 7.04.  Remedies.  Subject to Section 7.03, the Parties acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any Party or its Representatives and any such breach would cause the non-breaching Party or a third party beneficiary of this Agreement irreparable harm. Accordingly, the Parties (on behalf of themselves and the third party beneficiaries of this Agreement) agree that, in the event of any breach or threatened breach of this Agreement by one of the Parties, the non-breaching Party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the Parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Subject to Section 7.03, such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the Parties.

ARTICLE VIII

GENERAL

Section 8.01.  Advisors.  Parent and the Company represent and warrant to each other that, with the exception of UBS Securities LLC, for whose fees and expenses Parent shall be solely liable, and Morgan Stanley & Co. Incorporated and Evercore Partners, for whose fees and expenses the Company shall be solely liable, no securityholder, director, officer, employee, consultant, broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission (other than professional fees), or to the reimbursement of any of its expenses, in connection with the Transactions or any similar transaction based upon arrangements made by or on behalf of Parent or the Company, as the case may be.

Section 8.02.  Public Statements.  Except as required by applicable Law or applicable stock exchange requirements, neither Parent (including its Representatives) nor the Company (including its Representatives) shall make any public announcement or statement with respect to the Transactions or this Agreement without the approval of the Company or Parent, respectively, such approval not to be unreasonably withheld or delayed. Moreover, in any event, each Party agrees to give prior notice to the other of any public announcement relating to the Transactions or this Agreement and agrees to consult with each other prior to issuing each such public announcement. Each of Parent and the Company agrees that, promptly after the entering into of this Agreement, it shall issue a press release announcing the entering into of this Agreement, which press release shall, in each case, be satisfactory in form and substance to the other party acting reasonably.

Section 8.03.  Notices.  Any notice, consent or approval required or permitted to be given in connection with this Agreement (in this Section referred to as a “Notice”) shall be in writing and shall be sufficiently given if delivered (whether in person, by courier service or other personal method of delivery), or if transmitted by facsimile or email:

(a)	If to Parent or Acquisition Sub, at:

Hindalco Industries Limited
Aditya Birla Centre, B-Wing, 3rd Floor
S.K. Ahire Marg, Worli, Mumbai-400 030 India
Attn: Mr. D. Bhattacharya, Managing Director
Fax: 91-22-6652 5841
Email: dbhattacharya@adityabirla.com

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with a copy to:

Torys LLP
Suite 3000
79 Wellington St. W
Toronto ON
M5K 1N2
Attn: Patricia Koval
Fax: (416) 865-7380
Email: pkoval@torys.com

(b)	If to the Company at:

Novelis Inc.
3399 Peachtree Road
Suite 1500
Atlanta, Georgia 30326
Attn: Leslie J. Parrette, Jr.
Fax: (404) 814-4282
Email: les.parrette@novelis.com

with a copy to:

King & Spalding LLP
1180 Peachtree Street, NE
Atlanta, Georgia 30309
Attn: John J. Kelley III
Fax: (404) 572-5133
Email: jkelley@kslaw.com

Any Notice delivered or transmitted to a Party as provided above shall be deemed to have been given and received on the day it is delivered or transmitted, provided that it is delivered or transmitted on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if the Notice is delivered or transmitted after 5:00 p.m. local time or if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day.

Any Party may, from time to time, change its address by giving Notice to the other Parties in accordance with the provisions of this Section.

Section 8.04.  Assignment.  Neither this Agreement nor any rights or obligations under this Agreement shall be assignable by operation of law or otherwise by any Party, in whole or in part, without the prior written consent of each of the other Parties, except that Parent may assign in its sole discretion any or all of its rights, interests and/or obligations under this Agreement to any direct or indirect Subsidiary of Parent, provided that Parent shall remain liable for any breach of this Agreement by such Subsidiaries. Any assignment in violation of the preceding sentence shall be void. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors (including any successor by reason of amalgamation of any Party) and permitted assigns.

Section 8.05.  Further Assurances.  The Parties shall with reasonable diligence do all such reasonable things and provide all such reasonable assurances as may be required to consummate the Transactions, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

Section 8.06.  Execution and Delivery.  This Agreement may be executed by the Parties in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

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Section 8.07.  No Liability.

(a) No director or officer of the Parent or Acquisition Sub shall have any personal liability whatsoever to the Company under this Agreement, or any other document delivered in connection with the Transactions on behalf of the Parent or Acquisition Sub.

(b) No director or officer of the Company shall have any personal liability whatsoever to the Parent or Acquisition Sub under this Agreement, or any other document delivered in connection with the Transactions on behalf of the Company.

Section 8.08.  Agent for Service of Process.  Parent and Acquisition Sub hereby appoint Joshua Goldstein, Torys LLP, 237 Park Avenue, New York, New York 10017-3147, as their authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising under or in relation to this Agreement and agree that service of process upon the Authorized Agent shall be deemed in every respect effective service of process upon Parent or Acquisition Sub, as applicable, in any such suit or proceeding. Parent and Acquisition Sub hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as such agent for service of process, and Parent and Acquisition Sub agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Any service of process to be made in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in Section 8.03.

Section 8.09.  Dispute Resolution.

(a) Any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement, or the breach, termination or validity hereof, shall be finally settled exclusively by arbitration. The arbitration shall be conducted in accordance with the rules of the International Chamber of Commerce (the “ICC”) in effect at the time of the arbitration, except as they may be modified by mutual agreement of the Parties. The seat of the arbitration shall be New York City, New York, and the substantive law governing the arbitration shall be the law of the State of New York. The arbitration shall be conducted in the English language.

(b) The arbitration shall be conducted by three arbitrators. The Party (or the Parties, acting jointly, if there are more than one) initiating arbitration (the “Claimant”) shall appoint an arbitrator in its request for arbitration (the “Request”). The other Party (or the other parties, acting jointly, if there are more than one) to the arbitration (the “Respondent”) shall appoint an arbitrator within 30 days of receipt of the Request and shall notify the Claimant of such appointment in writing. If within 30 days of receipt of the Request by the Respondent, the Respondent has not appointed an arbitrator, then such arbitrator shall be appointed by the ICC. The first two arbitrators appointed in accordance with this provision shall appoint a third arbitrator within 30 days after the Respondent has notified Claimant of the appointment of the Respondent’s arbitrator or, in the event of a failure by a Party to appoint, within 30 days after the ICC has notified the Parties and any arbitrator already appointed of the appointment of an arbitrator on behalf of the Party failing to appoint. When the third arbitrator has accepted the appointment, the two arbitrators making the appointment shall promptly notify the Parties of the appointment. If the first two arbitrators appointed fail to appoint a third arbitrator or so to notify the Parties within the time period prescribed above, then the ICC shall appoint the third arbitrator and shall promptly notify the Parties of the appointment. The third arbitrator shall act as chair of the tribunal.

(c) The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the Parties. The award shall include an award of costs, including reasonable attorneys’ fees and disbursements. The arbitral tribunal shall be authorized in its discretion to grant pre-award and post-award interest at commercial rates. Any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Law, be charged against the party resisting such enforcement. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant Party or its assets.

(d) The Parties agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions, and any awards) shall not be disclosed beyond the tribunal, the ICC, the Parties, their counsel and any Person necessary to the conduct of the

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proceeding, except as may be lawfully required in judicial proceedings relating to the arbitration or otherwise, or as required by applicable stock exchange requirements or the rules of any other quotation system or exchange on which the disclosing Party’s securities are listed or applicable Law.

(e) All payments made pursuant to the arbitration decision or award and any judgment entered thereon shall be made in United States dollars, free from any deduction, offset or withholding for Taxes.

Section 8.10.  Governing Law.  This Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the State of New York (except for the matters subject to the CBCA (including the duties of the Board of Directors of the Company and the Plan of Arrangement) which shall be governed by and in accordance with the CBCA).

Section 8.11.  Severability.  If, in any jurisdiction, any provision of this Agreement or its application to any Party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other Parties or circumstances.

Section 8.12.  Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

Section 8.13.  Survival.  The representations and warranties of the Parties contained herein shall survive the execution and delivery of this Agreement but shall terminate on the earlier of the termination of this Agreement in accordance with its terms and immediately following the filing of the Articles of Arrangement. Any investigation by a Party and its advisors shall not mitigate, diminish or affect the representations and warranties of another Party.

Section 8.14.  Third Party Beneficiary.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement other than (i) as specifically provided in Section 5.06 and 5.10; (ii) the rights of the Company to pursue claims for Damages and other relief on behalf of Shareholders, including equitable relief, pursuant to Section 7.02 for Parent or Acquisition Sub’s breach of this Agreement; and (iii) after the Effective Date, the rights of Shareholders to receive the Purchase Price per share; provided, however, that the rights granted pursuant to clause (ii) shall be enforceable on behalf of such Shareholders only by the Company in its sole and absolute discretion, it being understood and agreed that any and all interest in such claims shall attach to such Common Shares and subsequently trade and transfer therewith and, consequently, Damages recovered or received by the Company with respect to such claims (net of expenses incurred by the Company in connection therewith) may, in the Company’s sole and absolute discretion, be (A) distributed, in whole or in part, by the Company to the Shareholders as of any date determined by the Company of record as of any date determined by the Company or (B) retained by the Company for use and benefit of the Company on behalf of its Shareholders in any manner the Company deems fit.

Section 8.15.  Expenses.  Each Party shall pay all fees, costs and expenses incurred by such Party in connection with this Agreement and the Transactions, except Parent shall be responsible for paying all filing fees in connection with obtaining the Regulatory Approvals, and each Party shall share equally all fees, costs and expenses incurred in connection with the preparation, filing and mailing of the Proxy Statement/Circular.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first written above.

HINDALCO INDUSTRIES LIMITED

By:	/s/ D. Bhattacharya Name: D. Bhattacharya Title: Managing Director

AV ALUMINUM INC.

By:	/s/ M.R. Prasanna Name: M.R. Prasanna Title: Director

NOVELIS INC.

By:	/s/ Edward A. Blechschmidt Name: Edward A. Blechschmidt Title: Acting Chief Executive Officer

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SCHEDULE A

REGULATORY APPROVALS

Part A — Canada

•	Competition Act Approval.

•	Investment Canada Act Approval.

Part B — United States

•	The antitrust filings and approvals under the HSR Act or the expiration or earlier termination of the applicable waiting period under the HSR Act.

Part C — European Union

•	The antitrust approvals of the European Commission pursuant to the EC Merger Regulation or of the competent antitrust authorities in the applicable European Union Member States.

Part D — Brazil

•	Approval by Agência Nacional de Energia Elétrica (ANEEL) under article 27 of Law N.8.987, dated February 13, 1995 (as amended), if required by Law.

SCHEDULE B

ARRANGEMENT RESOLUTION
SPECIAL RESOLUTION OF THE SHAREHOLDERS

BE IT RESOLVED THAT:

1. The arrangement (the “Arrangement”) under Section 192 of the Canada Business Corporations Act (the “CBCA”) involving Novelis Inc., a corporation existing under the laws of Canada (the “Corporation”), as more particularly described and set forth in the proxy statement/circular (the “Proxy Statement/Circular”) of the Corporation accompanying the notice of this meeting (as the Arrangement may be or may have been modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

2. The plan of arrangement (the “Plan of Arrangement”) involving the Corporation, the full text of which is set out as Schedule C to the Arrangement Agreement (the “Agreement”) made between Hindalco Industries Limited, a corporation existing under the laws of India, AV Aluminum Inc., a corporation existing under the laws of Canada and the Corporation and dated as of February 10, 2007 (as the Plan of Arrangement may be or may have been modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

3. The Agreement, the actions of the directors of the Corporation in approving the Agreement and the actions of the directors and officers of the Corporation in executing and delivering and causing the Corporation to perform its obligations under the Agreement and any amendments thereto are hereby ratified and confirmed.

4. Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the shareholders of the Corporation or that the Arrangement has been approved by the Superior Court of Justice (Ontario), the directors of the Corporation are hereby authorized and empowered without further notice to or approval of the shareholders of the Corporation (i) to amend the Agreement or the Plan of Arrangement to the extent permitted by the Agreement, and (ii) subject to the terms of the Agreement, to cause the Corporation not to proceed with the Arrangement.

5. Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute, under the seal of the Corporation or otherwise, and to deliver articles of arrangement and such other documents as are necessary or desirable to the Director under the CBCA in accordance with the Agreement for filing.

6. Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument and the doing of such act or thing.

SCHEDULE C
The final form of the Plan of Arrangement is attached as Annex C to this Proxy Statement/Circular. The form of Plan of Arrangement originally attached to the Arrangement Agreement has been filed and can be located at www.sec.gov and www.sedar.com.

ANNEX C

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT
UNDER SECTION 192
OF THE CANADA BUSINESS CORPORATIONS ACT

ARTICLE I

INTERPRETATION

Section 1.01.  Definitions.  In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

(a) “2006 Incentive Plan” means the Company’s 2006 Incentive Plan approved by the Company’s Shareholders at the 2006 Annual Meeting of Shareholders;

(b) “Acquisition Sub” means AV Metals Inc., a corporation existing under the CBCA and being a subsidiary of Parent;

(c) “Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person, unless otherwise expressly stated herein;

(d) “Arrangement” means the arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 7.01 of the Arrangement Agreement or Article V hereof;

(e) “Arrangement Agreement” means the Arrangement Agreement, dated February 10, 2007, among Parent, AV Aluminum Inc. Sub and the Company, as amended in accordance with Section 7.01 thereof providing for, among other things, the Arrangement;

(f) “Arrangement Resolution” means the special resolution in respect of the Arrangement, put forth at the Special Meeting for vote by the Shareholders;

(g) “Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the CBCA to be sent to the Director after the Final Order is made in order for the arrangement to become effective;

(h) “Business Day” means any day other than a Saturday or Sunday on which commercial deposit taking banks are generally open for business in Mumbai, India, Toronto, Ontario and Atlanta, Georgia;

(i) “CBCA” means the Canada Business Corporations Act, as amended from time to time;

(j) “Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 192(7) of the CBCA in respect of the Articles of Arrangement;

(k) “Common Shares” means the common shares of the Company;

(1) “Company” means Novelis Inc., a corporation existing under the CBCA;

(m) “Company Stock Plans” means the 2006 Incentive Plan, the Conversion Plan, the Deferred Share Unit Plan, the Founders Performance Awards Plan and the Stock Price Appreciation Unit Plan;

(n) “Conversion Plan” means the Company’s Conversion Plan of 2005, as amended as of October 19, 2006;

(o) “Court” means the Ontario Superior Court of Justice (Commercial List);

(p) “Deferred Share Unit Plan” means the Company’s Deferred Share Unit Plan for Non-Executive Directors;

(q) “Depositary” means CIBC Mellon Trust Company at its offices set out in the Letter of Transmittal;

(r) “Director” means the Director appointed pursuant to Section 260 of the CBCA;

(s) “Dissent Rights” means the rights of dissent in respect of the Arrangement described in Section 3.01;

(t) “Dissenting Holder” means any Shareholder who has duly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such Dissent Rights;

(u) “DSU” means a deferred share unit granted pursuant to the Deferred Share Unit Plan;

(v) “Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement;

(w) “Effective Time” means the date and time of issuance of the Articles of Arrangement by the Director;

(x) “Final Order” means the order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(y) “Founders Performance Awards Plan” means the Company’s Founders Performance Award Plan, as amended as of March 14, 2006;

(z) “Interim Order” means the interim order of the Court providing for, among other things, the calling and holding of the Special Meeting, as such order may be amended, as contemplated by Section 2.03 of the Arrangement Agreement;

(aa) “ITA” means the Income Tax Act (Canada), as amended;

(bb) “Letter of Transmittal” means the letter of transmittal forwarded by the Company to Shareholders in connection with the Arrangement, in form accompanying the Proxy Statement/Circular;

(cc) “Options” means any option to purchase a Common Share granted under the 2006 Incentive Plan or converted into an option to acquire a Common Share pursuant to the Conversion Plan;

(dd) “Optionholders” means the holders of Options;

(ee) “Parent” means Hindalco Industries Limited, a corporation existing under the laws of India;

(ff) “Person” includes any individual, sole proprietorship, partnership, firm, entity, limited partnership, limited liability company, unlimited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body, corporation or Governmental Entity, and persons acting jointly or in concert and where the context requires any of the foregoing when they are acting as trustee, executor, administrator or other legal representative;

(gg) “Proxy Statement/Circular” means the notice of the Special Meeting and accompanying proxy statement/circular, including all appendices thereto, to be sent to Shareholders in connection with the Special Meeting;

(hh) “PSU” means a performance share unit granted pursuant to the Founders Performance Award Plan;

(ii) “Purchase Price” means the Purchase Price as defined in the Arrangement Agreement;

(jj) “SAR” means a stock appreciation right granted pursuant to the 2006 Incentive Plan;

(kk) “Rights Plan” means the Shareholder Rights Agreement between the Company and CIBC Mellon Trust company dated as of December 23, 2004, as amended by the First Amendment Agreement dated February 10, 2007;

(11) “Shareholders” means the holders of Common Shares whose names appear in the register of holders of Common Shares maintained by or on behalf of the Company and, where the context so provides, includes joint holders of such Common Shares;

(mm) “Sixth Anniversary” means the sixth anniversary of the Effective Date;

(nn) “SPAU” means a stock price appreciation unit granted pursuant to the Stock Price Appreciation Unit Plan;

(oo) “Special Meeting” means the special meeting of Shareholders to be held to consider the Arrangement Resolution, including any and all meetings held thereafter as a result of an adjournment or postponement thereof, to be called and held in accordance with the Interim Order; and

(pp) “Stock Price Appreciation Unit Plan” means the Company’s Stock Price Appreciation Unit Plan.

Section 1.02.  Interpretation Not Affected by Headings, Etc.  The division of this Plan of Arrangement into articles, sections and other portions and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to “Article” or “section” followed by a number refers to the specified Article or section of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Plan of Arrangement, including any appendices hereto, and any amendments, variations or supplements hereto made in accordance with the terms hereof or the Arrangement Agreement or made at the direction of the Court in the Final Order and do not refer to any particular Article, section or other portion of this Plan of Arrangement.

Section 1.03.  Rules of Construction.  In this Plan of Arrangement, unless the context otherwise requires, (a) words importing the singular number include the plural and vice versa, (b) words importing any gender include all genders, and (c) “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

Section 1.04.  Date of Any Action.  In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.05.  Time.  Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in the Letter of Transmittal are local time (Toronto, Ontario) unless otherwise stipulated herein or therein.

Section 1.06.  Currency.  Unless otherwise stated, all references in this Plan of Arrangement to sums of money and payments to be made hereunder are expressed in lawful money of the United States of America.

Section 1.07.  Statutes.  Any reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute, regulation or rule.

ARTICLE II

ARRANGEMENT

Section 2.01.  Arrangement Agreement.  This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of the Arrangement Agreement.

Section 2.02.  Binding Effect.  This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective at, and be binding at and after, the Effective Time on (i) the Company, (ii) Parent and Acquisition Sub, (iii) all Shareholders and beneficial owners of Common Shares, and (iv) all Optionholders and holders of SARs, SPAUs, PSUs and DSUs.

Section 2.03.  Arrangement.  Commencing at the Effective Time, the following shall occur and shall be deemed to occur in the following order without any further act or formality, in each case, effective at the Effective Time:

(a) the Rights Plan shall be terminated;

(b) each outstanding Option, SAR and SPAU (whether vested or unvested), notwithstanding the terms of the applicable Company Stock Plan, shall be deemed to be unconditionally vested and exercisable, and such Option, SAR or SPAU:

(i) shall, without any further action by or on behalf of the holder thereof, be transferred by such holder to the Company in exchange for a cash payment from the Company equal to the amount (if any) by which the Purchase Price exceeds the exercise price thereof, less applicable withholdings; and

(ii) shall immediately be cancelled and all agreements related thereto shall be terminated and the holder thereof shall thereafter have only the right to receive the consideration to which such holder is entitled pursuant to this Section 2.03(b) at the time and in the manner specified in Article IV; and

(c) each outstanding PSU and DSU will be cancelled by the Company in exchange for a cash payment by the Company in the amount of the Purchase Price per PSU or DSU, as applicable, less applicable withholdings;

(d) each Common Share outstanding at the Effective Time other than a Common Share held by (i) a Dissenting Holder who is ultimately entitled to be paid the fair value of the Common Shares held by such Dissenting Holder, or (ii) Parent, Acquisition Sub or any Affiliate thereof (which shall not be exchanged under the Arrangement and shall remain outstanding as a Common Share held by Parent, Acquisition Sub or any Affiliate thereof), shall be transferred to Acquisition Sub in exchange for the Purchase Price per Common Share in cash;

(e) the names of the holders of the Common Shares transferred to Acquisition Sub shall be removed from the applicable registers of holders of Common Shares and Acquisition Sub shall be recorded as the registered holder of the Common Shares so acquired and shall be deemed the legal and beneficial owner thereof free and clear of any liens or encumbrances;

(f) the Company shall pay any short-term incentive compensation payable under the 2006 Incentive Plan in connection with a change in control; and

(g) the Company Stock Plans shall be terminated.

ARTICLE III

RIGHTS OF DISSENT

Section 3.01.  Rights of Dissent.

(a) Shareholders may exercise pursuant to and in the manner set forth in Section 190 of the CBCA, as modified by this Section 3.01, the right of dissent in connection with the Arrangement, as the same may be modified by the Interim Order or the Final Order (the “Dissent Rights”); provided that notwithstanding Section 190(5) of the CBCA, the written objection to the Arrangement Resolution referred to in Section 190(5) of the CBCA must be received by the Company not later than 5:00 p.m. (Toronto time) on the Business Day preceding the Special Meeting. Holders who duly exercise such Dissent Rights and who:

(i) are ultimately entitled to be paid by Acquisition Sub the fair value for their Common Shares shall be deemed to have transferred such Common Shares to Acquisition Sub free and clear of any liens or encumbrances on the Effective Date contemporaneously with the event described in Section 2.03(d) in exchange for a debt claim in an amount equal to the fair value of such Common Shares; or

(ii) are ultimately not entitled, for any reason, to be paid fair value for their Common Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder.

(b) In no circumstances shall the Company, Acquisition Sub or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is a registered holder of those Common Shares in respect of which such rights are sought to be exercised.

(c) For greater certainty, in no case shall Parent, Acquisition Sub, the Company or any other Person be required to recognize Dissenting Holders as holders of Common Shares after the Effective Time, and the names of such Dissenting Holders shall be deleted from the register of Shareholders on the Effective Date at the same time as the event described in Section 2.03(d) occurs. In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Options, SARs, SPAU, PSUs and DSUs and (ii) Shareholders who vote or are deemed to have instructed a proxyholder to vote, in favor of the Arrangement Resolution.

ARTICLE IV

CERTIFICATES AND PAYMENTS

Section 4.01.  Exchange of Certificates for Cash.

(a) At or before the time of filing of the Articles of Arrangement, Acquisition Sub shall deposit with the Depositary in escrow for the benefit of Shareholders, cash in the aggregate amount equal to the payments contemplated by Section 2.03(d). Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Common Shares that were exchanged for cash, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Parent shall cause the Depositary to deliver to such Shareholder, a check (or other form of immediately available funds) representing the cash which such Shareholder has the right to receive under the Arrangement for such Common Shares, less any amounts withheld pursuant to Section 4.03 and any certificate so surrendered shall forthwith be cancelled. The cash deposited with the Depositary shall be held in an interest-bearing account, and any interest earned on such funds shall be for the account of Acquisition Sub.

(b) Until surrendered as contemplated by this Section 4.01, each certificate which immediately prior to the Effective Time represented Common Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate as contemplated in this Section 4.01, less any amounts withheld pursuant to Section 4.03. Any such certificate formerly representing Common Shares not duly surrendered on or before the Sixth Anniversary shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company, Parent or Acquisition Sub. On the Sixth Anniversary, all cash to which such former holder was entitled shall be deemed to have been surrendered to Parent.

(c) At or before the Effective Time, the Company shall deposit with the Depositary the amount of cash required to satisfy the payment obligations of the Company pursuant to Sections 2.03(b) and 2.03(c), such amount to be held for purposes of such obligations. The cash shall be held in a separate interest-bearing account and any interest earned on such funds shall be for the account of the Company. On or as soon as practicable after the Effective Date, the Depositary shall deliver on behalf of the Company to each holder who immediately before the Effective Time was an Optionholder, or a holder of SARs, SPAUs, DSUs and/or PSUs, as reflected on the books and records of the Company, a check (or other form of immediately available funds) representing the cash which such holder is entitled in accordance with Sections 2.03(b) and/or 2.03(c) against receipt of such documentation as Parent or the Company may reasonably require acknowledging the transfer and/or termination of the Options, SARs, SPAUs, DSUs or PSUs, as the case may be, held by such holder.

(d) Any payment made by way of check by the Depositary on behalf of Acquisition Sub or the Company that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the Sixth Anniversary, and any right or claim to payment hereunder that remains outstanding on the Sixth Anniversary shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the consideration for Common Shares, Options, SARs, SPAUs, DSUs or PSUs, as the case may be, pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Acquisition Sub or the Company, as applicable, for no consideration.

Section 4.02.  Lost Certificates.  In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were exchanged pursuant to Section 2.03 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with such holder’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a bond satisfactory to Acquisition Sub and the Depositary in such sum as Acquisition Sub may direct, or otherwise indemnify Acquisition Sub and the Company in a manner satisfactory to Acquisition Sub and the Company, against any claim that may be made against Acquisition Sub and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.03.  Withholding Rights.  The Company, Acquisition Sub, Parent and the Depositary shall be entitled to deduct and withhold from any consideration otherwise payable to any Shareholder, Optionholder, or holder of SARs, SPAUs, DSUs and/or PSUs such amounts as the Company, Acquisition Sub, Parent or the Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the ITA, the United States Internal Revenue Code of 1986, or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Common Shares, Optionholder, or holder of SARs, SPAUs, DSUs and/or PSUs, as the case may be, in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

ARTICLE V

AMENDMENTS

Section 5.01.  Amendments to Plan of Arrangement.

(a) The Company may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time; provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by Parent, (iii) filed with the Court and, if made following the Special Meeting, approved by the Court, and (iv) communicated to Shareholders if and as required by the Court.

(b) Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Special Meeting (provided that Parent and Acquisition Sub shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Special Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c) Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Special Meeting shall be effective only if (i) it is consented to by each of the Company and Parent (in each case, acting reasonably) and (ii) if required by the Court, it is consented to by Shareholders voting in the manner directed by the Court.

(d) Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by Parent, provided that it concerns a matter which, in the reasonable opinion of Parent, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Shareholder.

(e) This Plan of Arrangement may be withdrawn prior to the occurrence of any of the events in Section 2.03 in accordance with the terms of the Arrangement Agreement.

ARTICLE VI

FURTHER ASSURANCES

Section 6.01.  Further Assurances.  Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

ANNEX D

OPINION OF MORGAN STANLEY & CO.

1585 Broadway
New York, NY 10036

February 10, 2007

Board of Directors
Novelis Inc.
3399 Peachtree Road
Suite 1500
Atlanta, GA 30326

Members of the Board:

We understand that Novelis Inc. (“Novelis” or the “Company”), Hindalco Industries Ltd. (“Hindalco”) and AV Aluminum Inc., a wholly owned subsidiary of Hindalco (“Acquisition Sub”), propose to enter into an Arrangement Agreement, substantially in the form of the draft dated February 9, 2007 (the “Arrangement Agreement”), which provides, among other things, for the acquisition of all the outstanding common shares of the Company (the “Company Common Stock”) by Acquisition Sub pursuant to a Plan of Arrangement, whereby each outstanding share of the Company Common Stock, other than shares held in treasury or held by Hindalco, Acquisition Sub or any of their respective affiliates or as to which dissenters’ rights have been perfected, will be exchanged for $44.93 per share in cash (the “Transaction”). The terms and conditions of the Transaction are more fully set forth in the Arrangement Agreement.

You have asked for our opinion as to whether the consideration to be received by the holders of shares of the Company Common Stock pursuant to the Arrangement Agreement is fair from a financial point of view to such holders.

For purposes of the opinion set forth herein, we have:

i) reviewed certain publicly available financial statements and other business and financial information of the Company;

ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

iii) reviewed certain financial projections prepared by the management of the Company;

iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

v) reviewed the reported prices and trading activity for the Company Common Stock;

vi) compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other comparable publicly-traded companies and their securities;

vii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

viii) participated in discussions and negotiations among representatives of the Company, Hindalco and certain other parties and their financial and legal advisors;

ix) reviewed the Arrangement Agreement, the draft commitment letters relating to the debt and equity financing to be obtained by Hindalco, substantially in the form of the drafts dated February 9, 2007 (the “Financing Commitments”) and certain related documents; and

x) performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon without independent verification the accuracy and completeness of the information supplied or otherwise made available to us by the Company for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Arrangement Agreement without any waiver, amendment or delay of any terms or conditions including, among other things, that Hindalco will obtain financing for the Transaction in accordance with the terms set forth in the Financing Commitments. We have assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transaction. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We express no opinion on any impact of the Transaction on the tax treatments of any prior corporate restructuring involving the Company or otherwise. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may effect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We have acted as financial advisor to the Board of Directors of the Company in connection with this Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Transaction. In the past we have provided financial advisory and financing services for the Company and have received fees in connection with such services. In the ordinary course of our trading, brokerage, investment management and financing activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity securities or senior loans of Hindalco, the Company or any other company, or currency or commodity, that may be involved in this Transaction.

It is understood that this letter is for the information of the Board of Directors and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Transaction if such inclusion is required by applicable law. In addition, we express no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Transaction.

Based on the foregoing, we are of the opinion on the date hereof that the consideration to be received by the holders of shares of the Company Common Stock pursuant to the Arrangement Agreement is fair from a financial point of view to such holders.

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED

By:
Brian Healy
Executive Director

ANNEX E

OPINION OF EVERCORE

February 10, 2007
Board of Directors
Novelis Inc.
3399 Peachtree Road
Suite 1500
Atlanta, GA 30326

Members of the Board of Directors:

We understand that Novelis Inc., a corporation existing under the laws of Canada (“Novelis” or the “Company”), is considering a transaction pursuant to an Arrangement Agreement, dated as of February 10, 2007 (the “Arrangement Agreement”), among the Company, Hindalco Industries Limited, a corporation existing under the laws of India (“Parent”), and AV Aluminum Inc., a corporation existing under the laws of Canada and a subsidiary of Parent (“Acquisition Sub”), which provides for, among other things, the acquisition of all of the outstanding common shares of the Company (the “Company Common Shares”) by Acquisition Sub (the “Transaction”) pursuant to a Plan of Arrangement (the “Plan of Arrangement”) whereby each Company Common Share outstanding at the effective time of the Transaction, other than a Company Common Share held by (i) a Dissenting Holder (as defined in the Plan of Arrangement) who is ultimately entitled to be paid the fair value of the Company Common Shares held by such Dissenting Holder, or (ii) Parent, Acquisition Sub or any Affiliate (as defined in the Plan of Arrangement) of Parent or Acquisition Sub (the shares referenced in the preceding clauses (i) and (ii) being referred to herein as “Excluded Shares”), will be transferred to Acquisition Sub in exchange for $44.93 per Company Common Share in cash (the “Common Share Consideration”). The terms and conditions of the Transaction are more fully set forth in the Arrangement Agreement.

You have asked us whether, in our opinion, the Common Share Consideration to be received pursuant to the Arrangement Agreement by the holders of Company Common Shares, other than holders of Excluded Shares, is fair, from a financial point of view as of the date hereof, to the holders of such Company Common Shares.

In connection with rendering our opinion, we have, among other things:

(i) reviewed certain publicly available audited and unaudited financial statements of the Company;

(ii) reviewed certain internal financial statements and other financial statements and other non-public operating data relating to the Company prepared by and furnished to us by the management of the Company;

(iii) reviewed certain financial projections relating to the Company prepared by and furnished to us by the management of the Company;

(iv) discussed the past and current operations, financial projections and current financial condition of the Company with the management of the Company;

(v) reviewed the reported prices and trading activity of the Company Common Shares;

(vi) reviewed the transaction process conducted on behalf of the Company;

(vii) compared certain financial information for the Company with that of certain publicly-traded companies that we deemed relevant;

Evercore Group L.L.C. 55 East 52nd Street New York, NY 10055 Tel: 212.857.3100 Fax: 212.857.3101

February 10, 2007

(viii) reviewed the financial terms of certain business combinations and other transactions that we deemed relevant and compared the valuation multiples in those transactions to those contemplated by the Transaction;

(ix) reviewed the Arrangement Agreement; and

(x) performed such other analyses and examinations and considered such other factors as we have in our sole judgment deemed appropriate.

For purposes of our analysis and opinion, we have not assumed any responsibility for independently verifying the accuracy and completeness of the information reviewed by us or reviewed for us. With respect to the financial projections of the Company which were furnished to us, we have assumed that such financial projections have been reasonably prepared by the Company, on bases reflecting the best currently available estimates and good faith judgments of the future competitive, operating and regulatory environments and related financial performance of the Company. We express no view as to any such financial projections or the assumptions on which they are based. We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company’s advisors with respect to such issues. We express no opinion on any impact of the Transaction on the tax treatments of any prior corporate restructuring involving the Company. We have assumed that the Transaction will be consummated in accordance with the terms set forth in the Arrangement Agreement without any waiver, amendment or delay of any term, condition or agreement set forth therein. We have further assumed that all required governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information and the Arrangement Agreement and related exhibits and schedules thereto made available to us as of the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. Our opinion does not address the Company’s underlying business decision to effect the Transaction and we express no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Transaction.

In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the consideration, or any other aspects of the Transaction contemplated by the Arrangement Agreement, nor were we requested to provide services other than the delivery of this opinion. We were not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition of, business combination with, or other extraordinary transaction involving, the Company. We did not participate in the transaction process conducted on behalf of the Company or in the negotiations with respect to the terms of the Transaction.

We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness from a financial point of view of the Common Share Consideration to be received by the holders of the Company Common Shares, other than holders of Excluded Shares, pursuant to the Arrangement Agreement.

We have acted as financial advisor to the Board of Directors of the Company and will receive a fee for rendering this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. In the ordinary course of business, the affiliates of Evercore Group L.L.C. may actively trade in the debt and equity securities, or options on securities, of the Company or Parent, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

February 10, 2007

It is understood that this letter is for the information and benefit of the Board of Directors of the Company in connection with its consideration of the Transaction and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law.

Based upon and subject to the foregoing, it is our opinion that the Common Share Consideration to be received pursuant to the Arrangement Agreement by the holders of Company Common Shares, other than holders of Excluded Shares, is fair, from a financial point of view as of the date hereof, to the holders of such Company Common Shares.

Very truly yours,

Evercore Group L.L.C.

By:
Name: William O. Hiltz

Title:	Senior Managing Director

ANNEX F

DISSENTING HOLDER’S RIGHTS

SECTION 190 OF THE CANADA BUSINESS CORPORATIONS ACT

190.  (1)  Right to dissent — Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b) amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c) amalgamate otherwise than under section 184;

(d) be continued under section 188;

(e) sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f) carry out a going-private transaction or a squeeze-out transaction.

(2)  Further right — A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

(2.1)  If one class of shares — The right to dissent described in subsection (2) applies even if there is only one class of shares.

(3)  Payment for shares — In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

(4)  No partial dissent — A Dissenting Holder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the Dissenting Holder.

(5)  Objection — A Dissenting Holder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

(6)  Notice of resolution — The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

(7)  Demand for payment — A Dissenting Holder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a) the shareholder’s name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares.

(8)  Common Share certificate — A Dissenting Holder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(9)  Forfeiture — A Dissenting Holder who fails to comply with subsection (8) has no right to make a claim under this section.

(10)  Endorsing certificate — A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a Dissenting Holder under this section and shall forthwith return the share certificates to the Dissenting Holder.

(11)  Suspension of rights — On sending a notice under subsection (7), a Dissenting Holder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a) the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b) the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

(12)  Offer to pay — A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each Dissenting Holder who has sent such notice

(a) a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (26) applies, a notification that it is unable lawfully to pay Dissenting Holders for their shares.

(13)  Same terms — Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

(14)  Payment — Subject to subsection (26), a corporation shall pay for the shares of a Dissenting Holder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(15)  Corporation may apply to court  — Where a corporation fails to make an offer under subsection (12), or if a Dissenting Holder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any Dissenting Holder.

(16)  Shareholder application to court — If a corporation fails to apply to a court under subsection (15), a Dissenting Holder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

(17)  Venue — An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the Dissenting Holder resides if the corporation carries on business in that province.

(18)  No security for costs — A Dissenting Holder is not required to give security for costs in an application made under subsection (15) or (16).

(19)  Parties — On an application to a court under subsection (15) or (16),

(a) all Dissenting Holders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b) the corporation shall notify each affected Dissenting Holder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

(20)  Powers of court — On an application to a court under subsection (15) or (16), the court may determine whether any other person is a Dissenting Holder who should be joined as a party, and the court shall then fix a fair value for the shares of all Dissenting Holders.

(21)  Appraisers — A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the Dissenting Holders.

(22)  Final order — The final order of a court shall be rendered against the corporation in favour of each Dissenting Holder and for the amount of his shares as fixed by the court.

(23)  Interest — A court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Holder from the date the action approved by the resolution is effective until the date of payment.

(24)  Notice that subsection (26) applies — If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each Dissenting Holder that it is unable lawfully to pay Dissenting Holders for their shares.

(25)  Effect where subsection (26) applies — If subsection (26) applies, a Dissenting Holder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may (a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder, or (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(26)  Limitation — A corporation shall not make a payment to a Dissenting Holder under this section if there are reasonable grounds for believing that (a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or (b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

ANNEX G

INTERIM ORDER

Coua File No. 07-CL-6916

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

THE HONOURABLE MR	)	THURSDAY, THE 5TH
)
JUSTICE SPENCE	)	DAY OF APRIL, 2007
)

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE

AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF NOVELIS INC.

NOVELIS INC.

Applicant

ORDER

THIS MOTION made by the Applicant, Novelis Inc. (“Novelis”), pursuant to section 192(4) of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended (the “CBCA”), for an interim order for advice and directions in connection with the within application (the “Application”), was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the Notice of Application, Notice of Motion and the Affidavit of Leslie J. Parrette Jr., sworn March 30, 2007 (the “Parrette Affidavit”), and the exhibits thereto, and on hearing the submissions of counsel for Novelis and counsel for AV Metals Inc. (“Acquisition Sub”), and on being advised of the letter of non-appearance delivered by the Director appointed under the CBCA.

Definitions

1.	THIS COURT ORDERS that all capitalized terms not otherwise defined in this Order shall have the meanings ascribed thereto in the proxy statement/management information circular (the “Circular”) attached as Exhibit “A” to the Parrette Affidavit.

The Meeting

2.	THIS COURT ORDERS that Novelis shall be permitted to call, hold and conduct the special meeting (the “Meeting”) of the holders of common shares of Novelis (the “Shareholders”), at which Shareholders will be asked to, among other things, consider and, if deemed advisable, pass, with or without variation, the Arrangement Resolution, a copy of which is attached as Annex A to the Circular, to, among other things, authorize, adopt and approve the Arrangement and Plan of Arrangement.

3.	THIS COURT ORDERS that the Meeting shall be called, held and conducted in accordance with the notice of the Meeting forming part of the Circular (the “Notice”), the CBCA, the articles and by-laws of Novelis (including the quorum requirements thereof) and the terms of this Order and any further Order of this Honourable Court.

4.	THIS COURT ORDERS that the only persons entitled to attend or speak at the Meeting shall be:

(a) the Shareholders or their respective proxy holders;

(b) the officers, directors, auditors and advisors of Novelis;

(c) representatives and advisors of Acquisition Sub;

(d) the Director; and

(e) other persons who may receive the permission of the Chair of the Meeting.

Amendments to the Arrangement and Plan of Arrangement

5. THIS COURT ORDERS that Novelis is authorized, subject to the terms of the Arrangement Agreement and without additional notice to the Shareholders, to make such amendments, revisions and/or supplements to the Arrangement and to the Plan of Arrangement as it may determine, and the Arrangement and the Plan of Arrangement, as so amended, revised and/or supplemented, shall be the Arrangement and the Plan of Arrangement to be submitted to the Shareholders at the Meeting and shall be the subject of the Arrangement Resolution.

Adjournments and Postponements

6.	THIS COURT ORDERS that Novelis, if it deems advisable and subject to the terms of the Arrangement Agreement, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of Shareholders respecting the adjournment or postponement. Notice of any such adjournment or postponement shall be given by such method as Novelis may determine is appropriate in the circumstances.

Record Date for Notice

7.	THIS COURT ORDERS that the record date (the “Record Date”) for determining Shareholders entitled to receive the Notice, the Circular (including the forms of proxy for use by such Shareholders) shall be the close of business on March 20, 2007.

Notice of the Meeting

8.	THIS COURT ORDERS that Novelis shall give notice of the Meeting, substantially in the form of the Notice, subject to Novelis’ ability to change dates and other relevant information in the final form of Notice. The Notice shall be mailed or delivered in accordance with paragraph 11 of this Order. Failure or omission to give notice in accordance with paragraph 11 of this Order, as a result of mistake or of events beyond the control of Novelis, shall not constitute a breach of this Order or a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of Novelis, then Novelis shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

Solicitation of Proxies

9. THIS COURT ORDERS that Novelis is authorized to use proxies at the Meeting, substantially in the form accompanying the Circular, subject to Novelis’ ability to insert dates and other relevant information in the final form of proxy. Novelis is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine. Novelis may waive, in its discretion, the time limits for the deposit of proxies by Shareholders if Novelis deems it advisable to do so.

10. THIS COURT ORDERS that Shareholders shall be entitled to revoke their proxies in accordance with section 148(4) of the CBCA (except as the procedures of that section are varied by this paragraph and the Plan of Arrangement) provided that any instruments in writing delivered pursuant to s. l48(4)(a)(i) of the CBCA: (a) may be deposited at the registered office of Novelis or with the authorized agent of Novelis as set out in the Circular and that (b) any such instruments must be received by Novelis not later than 5:00 p.m. (Eastern Daylight Time) on the Business Day immediately preceding the Meeting (or any adjournment or postponement thereof).

Method of Distribution of Meeting Materials and Court Materials

11. THIS COURT ORDERS that Novelis is hereby authorized to distribute the Notice of Application, this Order, the Notice, the Circular, the form of proxy, the letter of transmittal and any other communications or documents determined by Novelis to be necessary or desirable (collectively, the “Meeting Materials”), as follows:

(a) to registered Shareholders, to the directors of Novelis and to the auditor of Novelis, respectively, by mailing same by pre-paid ordinary mail (or, alternatively, by delivery, in person, by courier or inter-office mail), not later than twenty-one (21) days prior to the date established for the Meeting in the Notice. Distribution to such persons shall be to their addresses as they appear on the books and records of Novelis as of the Record Date (March 20, 2007), or such later date as Novelis may determine in accordance with the CBCA; and

(b) to non-registered Shareholders by Novelis, by providing multiple copies of the Meeting Materials to intermediaries and registered nominees in a timely manner, in accordance with National Instrument No. 54-101 of the Canadian Securities Administrators.

12. THIS COURT ORDERS that Novelis is hereby authorized to distribute the Notice of Application, this Order, the Circular, and any other communications or documents determined by Novelis to be necessary or desirable (collectively, the “Court Materials”) to the holders of Novelis options (“Options”), stock appreciation rights (“SARs”), stock price appreciation units (“SPAUs”), performance share units (“PSUs”), and deferred share units (“DSUs”) by mailing same by pre-paid ordinary mail (or, alternatively, by delivery, in person, by courier or inter-office mail), concurrently with the distribution described in paragraph 11 of this Order. Distribution to such persons shall be to their addresses as they appear on the books and records of Novelis as of the Record Date. The holders of such Options, SARs, SPAUs, PSUs and DSUs are hereby made parties to this proceeding.

13. THIS COURT ORDERS that Novelis is hereby authorized to make such amendments, revisions or supplements to the Meeting Materials and Court Materials, as Novelis may determine in accordance with the terms of the Arrangement Agreement (“Additional Information”), and that notice of such Additional Information may be communicated to Shareholders and holders of Options, SARs, SPAUs, PSUs and DSUs by press release, newspaper advertisement or one of the methods by which the Meeting Materials and Court Materials will be distributed (e.g. by direct mailing or through intermediaries).

Deemed Receipt of Notice

14. THIS COURT ORDERS that the Meeting Materials and Court Materials shall be deemed for the purposes of this Interim Order to have been received,

(a) in the case of mailing, three (3) days after delivery thereof to the post office; and

(b) in the case of delivery in person, upon receipt thereof at the intended recipient’s address, or, in the case of delivery by courier or by inter-office mail, one (1) Business Day after receipt by the courier or inter-office system.

15. THIS COURT ORDERS that distribution of the Meeting Materials and Court Materials pursuant to paragraphs 11 and 12 of this Order shall constitute good and sufficient service and notice thereof upon all such persons of the Meeting and the within Application. Further, no other form of service of the Meeting Materials or the Court Materials or any portion thereof need be made, or notice given or other material served in respect of these proceedings and/or the Meeting to the persons described in paragraphs 11 and 12 of this Order or to any other persons.

16. THIS COURT ORDERS that a failure or omission to distribute the Meeting Materials and Court Materials in accordance with paragraphs 11 and 12 of this Order as a result of mistake or of events beyond the control of Novelis shall not constitute a breach of this Order and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of Novelis, then Novelis shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

Voting

17. THIS COURT ORDERS that the only persons entitled to vote in person or by proxy on the Arrangement Resolution shall be the Shareholders as at the close of business on the Record Date.

18. THIS COURT ORDERS that, subject to further Order of this Honourable Court, the Arrangement Resolution must be passed at the Meeting by the affirmative vote of at least two-thirds of the votes cast in respect of the Arrangement Resolution by the Shareholders present in person or represented by proxy at the Meeting. Such vote shall be sufficient to authorize and direct Novelis to do all such acts and things as may be necessary or desirable to give effect to the Arrangement and the Plan of Arrangement on a basis consistent with what is provided for in the Circular without the necessity of any further approval by the Shareholders, subject only to final approval of the Arrangement by this Honourable Court.

19. THIS COURT ORDERS that in respect of the vote on the Arrangement Resolution, each Shareholder is entitled to one vote for each Share held. Illegible votes, spoiled votes, defective votes and abstentions shall be deemed not to be votes cast. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

20. THIS COURT ORDERS that in respect of matters properly brought before the Meeting pertaining to items of business affecting Novelis (other than in respect of the Arrangement Resolution), each Shareholder is entitled to one vote for each Share held. Illegible votes, spoiled votes, defective votes and abstentions shall be deemed not to be votes cast.

Dissent Rights

21. THIS COURT ORDERS that each registered holder of Shares shall be entitled to exercise Dissent Rights in connection with the Arrangement Resolution in accordance with section 190 of the CBCA (except as the procedures of that section are varied by this Order and the Plan of Arrangement) provided that, notwithstanding subsection 190(5) of the CBCA, any registered holder of Novelis Shares who wishes to dissent must, as a condition precedent thereto, provide written objection to the Arrangement Resolution to Novelis in the form required by section 190 of the CBCA and the Arrangement Agreement, which written objection must be received by Novelis not later than 5:00 p.m. (Eastern Daylight Time) on the Business Day immediately preceding the Meeting (or any adjournment or postponement thereof), and must otherwise strictly comply with the requirements of the CBCA. For purposes of these proceedings, the “court” referred to in section 190 of the CBCA means this Honourable Court.

22.	THIS COURT ORDERS that, notwithstanding section 190(3) of the CBCA, Acquisition Sub, not Novelis, shall be required to offer to pay fair value, as of the day prior to approval of the Arrangement Resolution, for Novelis Shares held by registered holders who duly exercise Dissent Rights, and to pay the amount to which such registered holders may be entitled pursuant to the terms of the Arrangement Agreement.

23.	THIS COURT ORDERS that registered Shareholders who duly exercise such Dissent Rights set out in paragraph 21 above and who:

(a)	are ultimately entitled to be paid fair value for their Novelis Shares, shall be deemed to have transferred such Novelis Shares as of the Effective Time, without any further act or formality and free and clear of all liens, claims and encumbrances, to Acquisition Sub for cancellation in consideration for a payment of cash from Acquisition Sub equal to such fair value; or

(b)	are ultimately not to be entitled, for any reason, to be paid fair value for their Novelis Shares, shall be deemed to have participated in the Arrangement as of the Effective Time, on the same basis as a non-dissenting holder of Novelis Shares;

but in no case shall Novelis, Acquisition Sub or any other person or entity be required to recognize such dissenting shareholders as holders of Novelis Shares after the Effective Time, and the names of such dissenting shareholders shall be deleted from the registers of the holders of Novelis Shares at the Effective Time.

Hearing of Application for Approval of the Arrangement

24.	THIS COURT ORDERS that, upon the passing of the Arrangement Resolution pursuant to the provisions of paragraph 18 hereof, Novelis shall be permitted to apply to this Honourable Court for final approval of the Arrangement pursuant to the within Notice of Application.

25.	THIS COURT ORDERS that the only persons entitled to appear and be heard at the hearing of the within Application shall be:

(a)	Novelis;

(b)	Acquisition Sub;

(c)	the Director; and

(d)	any person who has filed a Notice of Appearance herein in accordance with the provisions of the Notice of Application, this Order and the Rules of Civil Procedure.

26.	THIS COURT ORDERS that any Notice of Appearance served in response to the Notice of Application shall be served on counsel for Novelis at the following address: Osler, Hoskin & Harcourt LLP, Box 50, 1 First Canadian Place, Suite 6100, Toronto, Ontario, M5X 1B8, Attention: Laura Fric / Craig Lockwood, with a copy to counsel for Acquisition Sub at the following address: Torys LLP, Suite 3000, Box 270, TD Centre, 79 Wellington Street West, Toronto, Ontario, M5K 1N2, Attention: Andrew Gray.

27.	THIS COURT ORDERS that in the event the within Application for final approval does not proceed on the date set forth in the Notice of Application, and is adjourned, only those persons who served and filed a Notice of Appearance in accordance with paragraphs 25 and 26 shall be entitled to be given notice of the adjourned date.

28.	THIS COURT ORDERS that any materials to be filed by Novelis in support of the within Application for final approval of the Arrangement may be filed up to two days prior to the hearing of the Application without further order of this Honourable Court.

Precedence

29.	THIS COURT ORDERS that, to the extent of any inconsistency or discrepancy with respect to the matters provided for in this Interim Order, between this Interim Order and the terms of any instrument creating, governing or collateral to the Novelis Shares, Options, SARs, SPAUs, PSUs, DSUs, or the articles or by-laws of Novelis, this Interim Order shall govern.

Extra-Territorial Assistance

30.	THIS COURT seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any Province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States to act in aid of and to assist this Court in carrying out the terms of this Interim Order.

Variance

31.	THIS COURT ORDERS that Novelis shall be entitled to seek leave to vary this order upon such terms and upon the giving of such notice as this Honourable Court may direct.

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE	Court File No: 07-CL-6916

AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF NOVELIS INC.

NOVELIS INC.

Applicant

Ontario SUPERIOR COURT OF JUSTICE COMMERCIAL LIST
Proceeding commenced at Toronto

ORDER

OSLER, HOSKIN & HARCOURT LLP Barristers & Solicitors Box 50, 1 First Canadian Place Toronto, Canada M5X 1B8

Laura K. Fric (LSUC #: 36545Q) Craig T. Lockwood (LSUC#: 46668M)

Tel: (416) 362-2111 Fax: (416) 862-6666

Solicitors for the Applicant, Novelis Inc.

F.1098595

ANNEX H

NOTICE OF APPLICATION FOR THE FINAL ORDER

Court File No. 07-CL-6916

ONTARIO
SUPERIOR COURT OF JUSTICE
(COMMERCIAL LIST)

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF NOVELIS INC.

NOVELIS INC.

Applicant

NOTICE OF APPLICATION

TO THE RESPONDENTS:

A LEGAL PROCEEDING HAS BEEN COMMENCED by the Applicant. The claim made by the applicant appears on the following page.

THIS APPLICATION will come on for a hearing before a Judge presiding over the Commercial List on May 14, 2007, at 9:30 a.m., or as soon after that time as the application may be heard, at 330 University Avenue, Toronto, Ontario.

IF YOU WISH TO OPPOSE THIS APPLICATION, to receive notice of any step in the application or to be served with any documents in the application, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2 p.m. on the day before the hearing.

IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. IF YOU WISH TO OPPOSE THIS APPLICATION BUT ARE UNABLE TO PAY LEGAL FEES, LEGAL AID MAY BE AVAILABLE TO YOU BY CONTACTING A LOCAL LEGAL AID OFFICE.

Date March 29, 2007	Issued by

Local registrar

393 University Avenue
Toronto, Ontario M5G 1E6

TO:	ALL HOLDERS OF COMMON SHARES OF NOVELIS INC.

AND TO:	ALL HOLDERS OF OPTIONS OF NOVELIS INC.

AND TO:	ALL HOLDERS OF STOCK APPRECIATION RIGHTS OF NOVELIS INC.

AND TO:	ALL HOLDERS OF STOCK PRICE APPRECIATION UNITS OF NOVELIS INC.

AND TO:	ALL HOLDERS OF PERFORMANCE SHARE UNITS OF NOVELIS INC.

AND TO:	ALL HOLDERS OF DEFERRED SHARE UNITS OF NOVELIS INC.

AND TO:	ALL DIRECTORS OF NOVELIS INC.

AND TO:	PRICEWATERHOUSE COOPERS LLP

Royal Trust Tower, Suite 3000 Toronto-Dominion Centre 77 King Street West Toronto, Ontario M5K 1G8

Auditors for Novelis Inc.

AND TO:	THE DIRECTOR

Compliance & Policy Directorate Corporations Canada, Industry Canada 9th Floor, Jean Edmonds Tower South 365 Laurier Avenue West Ottawa, Ontario, K1A 0C8

AND TO:	TORYS LLP Suite 3000 Box 270, TD Centre 79 Wellington Street West Toronto, Ontario M5K 1N2

Andrew Gray Tel: (416) 865-7630 Fax: (416) 865-7380 Solicitors for AV Aluminum Inc. and Hindalco Industries Limited

APPLICATION

1.	THE APPLICANT MAKES APPLICATION FOR:

a) an interim order for advice and directions pursuant to section 192(4) of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended (the “CBCA”) with respect to a proposed arrangement (the “Arrangement”) of Novelis Inc. (“Novelis”), concerning the acquisition by AV Aluminum Inc. of all of the shares of Novelis and the cancellation of Novelis’ options, Stock Appreciation Rights, Stock Price Appreciation Units, Performance Share Units and Deferred Share Units, and the termination of all agreements related thereto;

b) an order approving the Arrangement pursuant to sections 192(3) and 192(4) of the CBCA; and

c) such further and other relief as this Honourable Court may deem just.

2.	THE GROUNDS FOR THE APPLICATION ARE:

a) Novelis is a corporation organized under the laws of Canada and governed by the CBCA, with its common shares listed and traded on the TSX and the NYSE;

b) section 192 of the CBCA;

c) all statutory requirements under the CBCA have been fulfilled or will be fulfilled by the date of the return of this Application;

d) Novelis is not insolvent;

e) it is not practicable for Novelis to effect the Arrangement under any other provision of the CBCA;

f) the Arrangement is in the best interests of Novelis, and is put forward in good faith;

g) the Arrangement is fair and reasonable to the parties affected;

h) the directions set out, and shareholder approvals required pursuant to, any interim order this Court may grant have been followed and obtained, or will be followed and obtained, by the date of the return of this Application;

i) certain of the holders of common shares of Novelis are resident outside of Ontario and will be served at their addresses as they appear on the books and records of Novelis as at March 13, 2007, pursuant to rules 17.02(n)and 17.02(o) of the Rules of Civil Procedure and the terms of any interim Order for advice and directions granted by this Honourable Court;

j) National Instrument No. 54-101 of the Canadian Securities Administrators;

k) rules 14.05(2), 14.05(3) and 38 of the Rules of Civil Procedure; and

l) such further and other grounds as counsel may advise and this Honourable Court may permit.

3.	THE FOLLOWING DOCUMENTARY EVIDENCE WILL BE USED AT THE HEARING OF THE APPLICATION:

a) an Affidavit of Leslie J. Parrette Jr., to be sworn on behalf of Novelis, with exhibits thereto, outlining the basis for the within application and for an interim Order for advice and directions;

b) a further Affidavit(s), to be sworn on behalf of Novelis, with exhibits thereto, including an Affidavit outlining the basis for the final order approving the Arrangement, and reporting as to compliance with any interim order and the results of any meeting conducted pursuant to such interim order; and

c) such further and other material as counsel may advise and this Honourable Court may permit.

March 29, 2007	OSLER, HOSKIN & HARCOURT LLP Barristers & Solicitors Box 50, 1 First Canadian Place Toronto, Canada M5X 1B8

Laura K. Fric (LSUC #: 36545Q) Craig T. Lockwood (LSUC#: 46668M)

Tel: (416) 362-2111 Fax: (416) 862-6666

Solicitors for the Applicant, Novelis Inc.

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE	Court File No: 07-CL-6916

AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF NOVELIS INC.

NOVELIS INC.

Applicant

Ontario SUPERIOR COURT OF JUSTICE (COMMERCIAL LIST)
Proceeding commenced at Toronto

NOTICE OF APPLICATION

OSLER, HOSKIN & HARCOURT LLP Barristers & Solicitors Box 50, 1 First Canadian Place Toronto, Canada M5X 1B8

Laura K. Fric (LSUC #: 36545Q) Craig T. Lockwood (LSUC#: 46668M)

Tel: (416) 362-2111 Fax: (416) 862-6666

Solicitors for the Applicant, Novelis Inc.

F.1098595

Proxy

This proxy is solicited by the management of Novelis Inc. (“Novelis”) for a Special Meeting of Shareholders (the “Meeting”) to be held on May 10, 2007 at the offices of King & Spalding LLP located at 1180 Peachtree Street, N.E., Atlanta, Georgia 30309, beginning at 8:30 a.m., Eastern time for the following purposes:

1.	to consider, pursuant to an interim order of the Ontario Superior Court of Justice dated April 5, 2007 and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) in the form attached as Appendix A to the accompanying Proxy Statement/Management Information Circular to approve an arrangement (the “Arrangement”) under section 192 of the Canada Business Corporations Act (“CBCA”) involving Novelis, its shareholders and other securityholders, Hindalco Industries Limited (“Hindalco”) and AV Aluminum Inc. (“Acquisition Sub”), a subsidiary of Hindalco, involving, among other things, the acquisition by Acquisition Sub of all of the outstanding common shares of Novelis for US $44.93 in cash for each common share; and

2.	to transact such other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The shareholder of Novelis hereby appoints Edward A. Blechschmidt, or failing him, Nichole A. Robinson, or instead of the foregoing,                                        , as the proxy of the undersigned, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned in respect of all matters that may come before the Meeting or any postponement or adjournment thereof to the same extent and with the same power as if the undersigned were personally present, and hereby revokes any proxy previously given.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES

Without limiting the general authorization and powers hereby given, the proxyholder is specifically directed to vote as follows:

1.	Arrangement Resolution	FOR	AGAINST
	The Arrangement Resolution to approve the Arrangement under section 192 of the CBCA involving Novelis, its shareholders and other securityholders, Hindalco and Acquisition Sub.	☐	☐

This proxy confers discretionary authority on the proxyholder to vote on amendments or variations of the matter above or on such other matters that may properly come before the Meeting or any adjournment(s) thereof.

The common shares represented by this proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the common shares will be voted accordingly.

Please be sure to sign and date this proxy.

Signature of shareholder

Signature of Co-Owner

_ _, 2007

See notes on reverse side

NOTES:

1.	If common shares are jointly held by two or more persons, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote the common shares, but if two or more of them are present or represented by proxy, they shall vote as one on the shares jointly held.

2.	To be valid, this proxy must be signed by the shareholder or his or her attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under corporate seal, or by an officer or attorney thereof duly authorized. If the common shares are registered in the name of more than one owner (for example joint ownership, trustees etc.), then all those registered should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title after your name.

3.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management of Novelis.

4.	If you appoint the persons whose names are printed above to act as your proxyholders, the common shares represented by this proxy will be voted as directed. If you sign and return your proxy but do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the Arrangement Resolution and in accordance with the discretion of the persons named as proxies as to any other matters properly brought before the Meeting for a vote.

5.	You have the right to appoint person(s), other than those whose names are printed above, as your proxyholder(s), to attend and act on your behalf at the Meeting. Such other person need not be a shareholder of Novelis. You may use the space provided above (or another appropriate form of proxy) for that purpose. You are advised that it is in your own interest to specify a choice for voting in respect of each of the matters to be acted upon at the Meeting.

6.	In many cases, the common shares are beneficially owned by a holder and are registered in the name of a broker, nominee or other intermediary or a depositary (such as CDS). Non-registered shareholders should contact their broker or other nominee for further instructions on how to vote.

7.	Registered holders of common shares are entitled to dissent in respect of the Arrangement in accordance with the dissent procedures described in the accompanying Proxy Statement/Management Information Circular. A shareholder may only exercise the right of dissent in respect of common shares registered in that holder’s name. Shareholders who wish to dissent, including non-registered shareholders, should carefully review the section “The Arrangement - Dissenting Holders’ Rights” in the Proxy Statement/Management Information Circular. Failure to comply strictly with the dissent procedures may result in the loss or unavailability of the right to dissent.

VOTING OPTIONS AND INSTRUCTIONS

Options available to convey your voting instructions are further described in the Proxy Statement/Management Information Circular.

Registered shareholders may vote:

1.  By mail;
2.  On the Internet;
3.  By telephone; or
4.  In person at the Meeting.

To vote by mail:

■	Complete, sign and date the proxy;

■	Return the proxy by mail in the prepaid envelope provided or return it to Novelis Inc., c/o CIBC Mellon Trust Company, 320 Bay Street, Banking Hall, Toronto, Ontario, Canada M5H 4A6 on or before May 9, 2007 or if the Meeting is adjourned or postponed at least one business day before the date of the reconvened Meeting, in each case, by 5:00 pm (Eastern time) otherwise it shall be invalid.

To vote on the Internet:

■	Use the Internet to transmit your voting instructions before May 9, 2007, or if the Meeting is adjourned or postponed at least one business day before the reconvened Meeting, in each case by 5:00 pm (Eastern time) otherwise such voting instructions shall be invalid;

■	Have the Proxy in hand;
■	Go to the following website: http://www.eproxyvoting.com/novelis; and
■	Enter your Control Number located on the front of your proxy at the bottom right hand side and follow the instructions.

To vote by telephone:

■	Use any touch-tone phone to transmit your voting instructions before May 9, 2007, or if the Meeting is adjourned or postponed at least one business day before the reconvened Meeting, in each case by 5:00 pm (Eastern time) otherwise such voting instructions shall be invalid;

■	Have the proxy in hand;
■	Call 1-866-271-1207 in Canada and the U.S. only; and
■	Enter your Control Number located on the front of your proxy at the bottom right hand side and follow the instructions.

LETTER OF TRANSMITTAL
WITH RESPECT TO THE COMMON SHARES OF
NOVELIS INC.

This Letter of Transmittal is for use by registered holders (“Shareholders”) of common shares (the “Common Shares”) of Novelis Inc. (“Novelis) in connection with the proposed statutory arrangement pursuant to section 192 of the Canada Business Corporations Act (the “Arrangement”) involving Novelis and AV Metals Inc. (“Acquisition Sub”), a subsidiary of Hindalco Industries Limited (“Hindalco), that is being submitted for approval at the special meeting of Shareholders to be held on May 10, 2007 (the “Meeting”). Shareholders are referred to the Notice of Special Meeting and Proxy Statement/Management Information Circular dated April 5, 2007 (the “Proxy Statement/Circular”) that accompanies this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Proxy Statement/Circular have the meanings set out in the Proxy Statement/Circular. All currency amounts are in U.S. dollars.
CIBC MELLON TRUST COMPANY (THE “DEPOSITARY”)

THE ARRANGEMENT IS ANTICIPATED TO CLOSE ON OR ABOUT MAY 15, 2007. AT THE EFFECTIVE TIME OF THE ARRANGEMENT (THE “EFFECTIVE TIME”), SHAREHOLDERS (OTHER THAN DISSENTING HOLDERS) WILL BE ENTITLED TO RECEIVE, IN EXCHANGE FOR EACH COMMON SHARE, $44.93 IN CASH, WITHOUT INTEREST AND LESS ANY APPLICABLE WITHHOLDING TAXES.

In order for Shareholders to receive payment for their Common Shares, Shareholders are required to deposit the certificates representing the Common Shares held by them with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Common Shares deposited for payment pursuant to the Arrangement.

Please read the Proxy Statement/Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 2.

DEPOSIT

In connection with the Arrangement being considered for approval at the Meeting, the undersigned hereby deposits with the Depositary for transfer upon the Arrangement becoming effective the enclosed certificate(s) representing Common Shares, details of which are as follows: (Please print or type).

Name and Address of Registered Holder	Certificate Number(s)	Number of Common Shares

NOTE:  If the space provided is insufficient, details may be listed on a separate schedule to this Letter of Transmittal.

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Common Shares deposited herewith (the “Deposited Shares”) and following the Effective Time of the Arrangement, the Depositary will deliver to the undersigned a check issued by the Depositary representing the amount of cash the undersigned is entitled to receive, or hold such check for pick-up in accordance with the instructions set out below, and the certificate(s) representing the Deposited Shares shall forthwith be cancelled.

The undersigned holder of Common Shares represents and warrants in favor of Acquisition Sub that: (i) the undersigned is the registered holder of the Deposited Shares; (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power

1

and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that, when the acquisition consideration is paid, none of Acquisition Sub, Novelis or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; and (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Eastern time) on the business day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, no later than 5:00 p.m. (Eastern time) on the business day preceding the date of the reconvened Meeting, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares. These representations and warranties shall survive the completion of the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to Acquisition Sub, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of Novelis.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The authority herein conferred, coupled with an interest, is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a “CPOA”). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of the CPOA, and the undersigned hereby agrees not to take any action in future which results in the termination of the authority herein conferred.

The undersigned instructs the Depositary to mail the check representing payment for the Deposited Shares promptly after the Effective Time, by first-class insured mail, postage prepaid, to the undersigned, or to hold such check for pick-up, in accordance with the instructions given below.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box D or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Novelis.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at the address set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that no interest will accrue on the purchase price payable in respect of the Deposited Shares in connection with the Arrangement. The undersigned further represents and warrants that the payment of the purchase price in respect of the Deposited Shares will completely discharge any obligations of Acquisition Sub and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

2

By reason of the use of the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une version anglaise de la présente lettre d’envoi, le soussingé, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l’arrangement, telle qu’il est accepté au moyen de cette lettre d’envoi, de méme que tous les documents qui s’y rapportant, soient rédigés exclusivement en anglais.

3

PLEASE COMPLETE EITHER BOX A OR BOX B. SEE INSTRUCTION 5 BELOW.

BOX A
PAYMENT AND DELIVERY INSTRUCTIONS
☐

ISSUE A CHECK in the name of the undersigned and SEND THE CHECK to the following address:

(Please Print or Type)

(Name)

(Street Address and Number)

(City and Province or State)

(County and Postal or Zip Code)

(Telephone — Business Hours)

(Tax Identification, Social
Insurance or Social Security Number)

BOX B
PICK-UP INSTRUCTIONS
☐

HOLD CHECK FOR PICK-UP AT THE OFFICE
OF THE DEPOSITARY AT
CIBC MELLON TRUST COMPANY
199 Bay Street
Commerce Court West, Securities Level
Toronto, Ontario, Canada M5L 1G9

BOX C
TO BE COMPLETED BY ALL
SHAREHOLDERS BY SELECTING ONE BOX
BELOW.

Indicate whether you are a resident of Canada for tax purposes.

☐	The owner signing below represents that it is a resident of Canada for tax purposes;

OR

☐	The owner signing below represents that it is not a resident of Canada for tax purposes.

4

BOX D
DELIVERY INSTRUCTIONS
(in the event that the Arrangement is not completed)

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW. SEE INSTRUCTION 8 BELOW.

☐ Return certificate(s) to the address from which certificate(s) were mailed.

☐ Mail certificate(s) to (please fill in address or mailing):

OR

☐ Hold certificate(s) for pick-up at the office of the Depositary listed in Box B.

BOX E
TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.

Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

☐	The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

☐	The owner signing below represents that it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder;

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box “A” that is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8, please contact the Depositary. You can find more information on page 13 (see Instruction 9, “Important Tax Information for U.S. Shareholders”).

5

BOX F
TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by
(if required under Instruction 3):

Authorized Signature of Guarantor

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)

Date: _ _, 2007

Signature of Shareholder or Authorized Representative —
See Instruction 4

Name of Shareholder
(please print or type)

Taxpayer Identification, Social Insurance or
Social Security Number (“SSN”) of Shareholder
(please print or type)

Name of Authorized Representative, if applicable
(please print or type)

Daytime telephone number of Shareholder
or Authorized Representative

Daytime facsimile number of Shareholder
or Authorized Representative

6

IF YOU ARE A U.S. PERSON, PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW
TO PROVIDE YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACKUP WITHHOLDING

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I — Taxpayer Identification Number — For all accounts enter your taxpayer identification number (“TIN”) on the appropriate line at right (For most individuals, this is your SSN). If you do not have a TIN, or for further instructions, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (“Guidelines”). Certify by signing and dating below.	SSN (If awaiting TIN, write “Applied For”) OR Employer Identification Number (If awaiting TIN, write “Applied For”)
Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part II — For Payees exempt from backup withholding, check the Exempt box below. See the enclosed Guidelines. Exempt ☐
Name (as shown on your income tax return): _ _

Business Name (if different from above): _ _
Please check appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Address: _ _

City: _ _ State: _ _ Zip Code: _ _
Part III — Certificate — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or(c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature: _ _ Date: _ _, 2007

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART 1 OF THIS SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to backup withholding tax of 28% of the gross proceeds.

Signature: _ _  Date: _ _, 2007

Note:	Failure to properly complete and return this Substitute Form W-9 may subject you to backup withholding tax of 28% of the gross proceeds on any payments made to you in exchange for your Common Shares. Failure to furnish your correct TIN may result in a US$50 penalty for each such failure imposed by the IRS, unless such failure is due to reasonable cause and not willful neglect. Please review the enclosed Guidelines for additional details.

7

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

All “Section” references are to the Internal Revenue Code of 1986, as amended, unless otherwise specified.

Name.  If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the Substitute Form W-9.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line.  Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other entities.  Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.  You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the ”Exempt” box in Part II of the Substitute Form W-9, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note.  If you are exempt from backup withholding, you should complete and return the Substitute Form W-9 as described above to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a),

13.	A financial institution,

14.	A middleman known in the investment community as a nominee or custodian, and

15.	A trust exempt from tax under section 664 or described in section 4947.

Part I — Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (“ITIN”). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an employee identification number (“EIN”), you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter the owner’s SSN (or EIN, if the owner has one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.

Note:  See the chart on the next page for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

If you do not have a TIN, write ”Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note:  Writing ”Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Part III — Certification

To certify to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividend, and certain other payments to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax

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return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws or to federal law enforcement or intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer generally are subject to backup withholding tax of 28% of the gross proceeds. Certain penalties may also apply.

What Name and Number To Give the Requestor

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give name and EIN of:
1.	A valid trust, estate, or pension trust	Legal entity(4)
2.	Corporate or LLC electing corporate status on Form 8832	The corporation
3.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4.	Partnership (including a multi-member LLC treated as a partnership)	The partnership
5.	A broker or registered nominee	The broker or nominee
6.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	If you are an individual, you must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) NOTE: If no name is circled and more than one name is listed, the numbers will be considered to be those of the first name listed.

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INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	In order to permit the timely receipt of the cash proceeds payable in connection with the Arrangement, it is recommended that this Letter of Transmittal (or manually signed facsimile thereof) together with accompanying certificate(s) representing Common Shares be received by the Depositary at the office specified on the last page of this Letter of Transmittal before 5:00 p.m. (Eastern time) on May 9, 2007 or, in the case of any adjournment or postponement of the Meeting, no later than 5:00 p.m. (Eastern time) on the business day before the reconvened Meeting. Do not send the certificates or this Letter of Transmittal to Novelis or Acquisition Sub.

(b)	The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder surrendering them, and delivery will be deemed effective only when such documents are actually received. Novelis recommends that the necessary documentation be hand delivered to the Depositary at the address specified below, and a receipt obtained therefor; otherwise the use of registered mail with return receipt requested, and with proper insurance obtained, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those Common Shares.

2.	Signatures

This Letter of Transmittal must be completed, dated and signed by the holder of Common Shares or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if the payment is to be issued to a person other than the registered owners:

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

(c)	If any of the surrendered Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Common Shares.

3.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Common Shares surrendered herewith and payment is sent to the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares or if payment is to be sent to a person other than the registered owner(s) of the Common Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (“STAMP”), a member of the Stock Exchanges Medallion Program (“SEMP”) or a member of the New York Stock Exchange Inc. Medallion Signature Program (“MSP”).

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4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, on behalf of a corporation, partnership or association or by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Any of Novelis, Acquisition Sub or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.	Payment and Delivery Instructions

In all cases, either Box “A” or Box “B” should be completed and Box “D” entitled “Delivery Instructions” should be completed. If those boxes are not completed, the check for the Common Shares or the certificate(s) in respect of the Common Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of Novelis.

6.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Common Shares, additional certificate numbers and numbers of shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Common Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Common Shares will be accepted.

(d)	Additional copies of this Letter of Transmittal may be obtained from the Depositary at the office specified on the last page of this Letter of Transmittal. The Letter of Transmittal is also available at www.sec.gov and www.sedar.com.

(e)	It is strongly recommended that, prior to completing this Letter of Transmittal, the undersigned read the accompanying Proxy Statement/Circular.

(f)	Novelis and Acquisition Sub reserve the right, if either so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(g)	This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Lost Certificates

If a certificate representing Common Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with an explanation of the relevant circumstances, to the Depositary. The Depositary and/or the registrar and transfer agent for the Common Shares will respond with the replacement requirements in order for you to receive your entitlement, which may include a requirement to provide an affidavit and such other requirements as the Depositary may determine in its sole discretion, including a bond and indemnification against any claim that may be made against Acquisition Sub with respect to the certificate alleged to have been lost, stolen or destroyed.

8.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Common Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “D”. If no instructions are provided in Box “D”, the certificate(s) for Common Shares will be returned to the address from which they were mailed to the Depositary.

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9.	Important Tax Information for U.S. Shareholders

To prevent backup withholding, each U.S. person (as defined below), or person acting on behalf of a U.S. person, must furnish a correct U.S. TIN or EIN by properly completing the Substitute Form W-9 as described more fully below.

If the Substitute Form W-9 is not applicable to a Shareholder because such holder is not a U.S. person for United States federal income tax purposes but provided a mailing address in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP, W-8ECI or substitute form) may be obtained from the Depositary.

You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a corporation or partnership (or other entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any state or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain electing trusts).

Each Shareholder of Common Shares is urged to consult his, her or its own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

Each U.S. person is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9, which is attached above, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person must enter its correct TIN or EIN in Part I or Substitute Form W-9, check the “Exempt” box in Part II of such form, and sign and date the form. See the Guidelines.

If Common Shares are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN or EIN to report.

If a U.S. person does not have a TIN or EIN, such holder should: (i) consult the Guidelines for instructions on applying for a TIN or EIN; (ii) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document.

In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN or EIN is provided to the Depositary, and, if the Depositary is not provided with a TIN or EIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

Failure to provide the required information on the Substitute Form W-9 may subject the U.S. person to a US$50 penalty imposed by the IRS and backup withholding of a portion of any payment received in exchange for Common Shares. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

A SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A CLAIM FOR REFUND WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

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The Depositary is:

OFFICES OF THE DEPOSITARY

CIBC Mellon Trust Company

By Mail

P.O. Box 1036
Adelaide Street Postal Station
Toronto, Ontario
M5C 2K4

By Registered Mail, Hand or Courier

199 Bay Street
Commerce Court West, Securities Level
Toronto, Ontario
M5L 1G9
Attention: Special Projects

Telephone
(416) 643-5500
or
(800) 387-0825

E-Mail:
inquiries@cibcmellon.com

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone number and locations set out above.